UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

1301 2nd Avenue 18th Floor, Seattle Washington 98101

(Address of principal executive offices) (Zip code)

Mary Beth Rhoden, Secretary and Chief Legal Officer

Russell Investment Funds

1301 2nd Avenue

18th Floor

Seattle, Washington 98101

206-505-4846

(Name and address of agent for service)

Registrant’s telephone number, including area code: 206-505-7877

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 to December 31, 2011

Item 1. Reports to Stockholders

2011 ANNUAL REPORT

Russell

Investment Funds

DECEMBER 31, 2011

FUND

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Core Bond Fund

Global Real Estate Securities Fund

Russell Investment Funds

Russell Investment Funds is a

series investment company with

ten different investment portfolios referred to as Funds. These financial statements report on five

of these Funds.

Russell Investment Funds

Annual Report

December 31, 2011

Russell Investment Funds

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

I am pleased to present you with Russell Investment Funds’ 2011 Annual Report for the fiscal year ending December 31, 2011. Inside you’ll find portfolio management discussions and fund performance information.

Although 2011 proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people.

For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach. We conduct our own objective research of worldwide capital markets and independent money managers, which allows us to build portfolios with a global perspective.

In 2011, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall.

As of December 31, 2011, the broad global equity market, represented by the Russell Global Index, was down 7.67% year-to-date. Market volatility made the journey even more unsettling for many investors. To help you cope with such uncertain times, we suggest you work closely with your financial advisor.

Your advisor can help you focus on your investment goals and the plan to help you reach them. We also believe it’s important to talk with your advisor about the mix of investments in your portfolio to make sure you are comfortable with them and your investment time horizon.

Volatile markets — like those we endured in 2011 — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market gyrations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2011 (Unaudited)

U.S. Equity Markets

The fiscal year ended December 31, 2011 was a relatively tumultuous period for the U.S. equity market. Despite macroeconomic uncertainty and high levels of volatility, the Russell 1000® Index rose 1.50%, while the Russell 2000® Index lost 4.18% over the year.

The U.S. equity market started off strongly in 2011. Investor confidence was buoyed by the Federal Reserve’s second round of quantitative easing (“QE2”), which demonstrated the Federal Reserve’s willingness to take action to stimulate the U.S. economy. This, in combination with positive corporate earnings numbers, drove up both equity and real asset markets. The energy sector was the largest beneficiary of this expansion through early 2011, as rising crude oil prices contributed to rising share prices of oil producers and distributors. The strong performance of energy and other cyclically-oriented sectors resulted in factors such as high beta (a stock’s sensitivity to market movement) and high earnings variability being rewarded during the first quarter.

The strength of the U.S. equity market rally was underlined by four months of consecutive positive returns for U.S. large capitalization stocks, as the Russell 1000® Index rose 9.44% between January 1, 2011 and April 30, 2011. U.S. small capitalization stocks were even larger beneficiaries of investors’ elevated appetite for risk, with the Russell 2000® Index appreciating 10.79% over the same period.

Though there was some economic optimism that underlined relatively strong equity returns during the first four months of 2011, the period was also marked by high volatility and macroeconomic concerns. In January, oil prices began to rise due to unrest across the Arab world. Beginning with the ousting of Tunisia’s president on January 14th, 2011, a number of Arab nations ruled by authoritarian regimes experienced popular uprisings in what became known as the “Arab Spring.” The initial upheaval in Tunisia and Egypt quickly led to the overthrow of both governments. However, unrest in Libya and growing concern about unrest in Saudi Arabia caused many investors to fear a potential oil supply disruption. While Saudi Arabia managed to avert a serious crisis, Libya disintegrated into civil war and this turmoil helped drive crude oil prices above $100 per barrel, a psychologically important number for investors.

With the market struggling to digest the potential impact of the “Arab Spring,” on March 11th, 2011, a large earthquake and tsunami ravaged a significant portion of Japan, the world’s third largest economy. The natural disaster devastated key parts of Japan’s industrial heartland, including the country’s automotive industry, and caused a nuclear crisis at the Fukushima nuclear plant. The Fukushima crisis fomented global criticism of nuclear power and provided a further tailwind to rising oil prices.

In the month following Japan’s disaster and bolstered by the ongoing war in Libya, West Texas Intermediate crude oil prices, which are a key input to U.S. gasoline prices, peaked at over $110 dollars a barrel. These were price levels not seen since the oil price rally of 2007. The negative economic impacts of such elevated prices on inflation and the consumer caused many investors and governments to become more concerned about the detrimental effect these prices would have on the fragile global economic recovery. In June 2011, the International Energy Agency released 60 million barrels of oil into the market in an effort to push oil prices down. This contributed to a decrease in oil prices over the following months. After leading markets during early 2011, energy stocks struggled throughout the second and third quarters of 2011 in response to lower oil prices and global economic concerns and were among the worst performing stocks in the Russell 1000® and Russell 2000® Indexes.

While economic concerns remained, the positive impact of lower oil prices on consumer spending and the diminishing risks of inflation provided investors with some hope that the global economic recovery could continue. However, the optimism quickly dissipated in June with the re-emergence of the European debt crisis, as Greece, Italian and Spanish bond yields rose rapidly. With fears that the sovereign debt contagion had spread to Italy and Spain, investors questioned the viability of both the Eurozone and the European Union.

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Sovereign debt issues became the key market theme for the next several months. While Europe continued to be mired in uncertainty, the U.S. became the focal point of investor concern in late July and early August, as political contention over the budget deficit threatened to result in a U.S. government debt default. While this outcome was eventually avoided, the uncertainty resulted in Standards & Poor’s downgrade of U.S. sovereign debt from its prestigious AAA credit rating. This downgrade, along with weakening U.S. economic data such as disappointing housing data and increasing unemployment, was a catalyst for a U.S. equity market sell-off, which was further exacerbated by the political gridlock in Europe on a solution to the ongoing sovereign debt crisis. Consequentially, the Russell 1000® Index and the Russell 2000® Index both experienced one of the largest quarterly declines in their history, falling 14.68% and 21.87% in the third quarter, respectively.

The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher and was a large determinant of overall market performance. The fear and macro-driven market environment during the second and third quarters of 2011 saw higher risk stocks penalized. Consequently, stocks perceived to be sensitive to economic growth, including those with higher betas and more cyclical earnings patterns, struggled. Investors sought stocks in categories that are traditionally viewed as “safe” investments, such as consumer staples and utilities. As a result, stocks with low volatility and high dividend yields performed best, as investors looked to reduce their sensitivity to a potentially weakening economic environment.

While the sell off pushed the market into bear market territory, October saw the U.S. equity market rebound as fears about another global economic meltdown eased. Many market commentators viewed the magnitude of the rebound as the result of the deeply depressed valuations witnessed in September. The dividend yield on the Russell 1000® Index and the S&P 500® Index both surpassed the yield on 10-Year Treasury notes. Investors began to show more willingness to take the risk of owning high growth stocks and stocks with very low price-to-earnings and price-to-book ratios as a result of the sell off. With economic data showing positive but slow economic growth and European governments making progress on the sovereign debt crisis, market fears declined through October.

The month of October was particularly strong for U.S. equities. The Russell 1000® Index finished up 11.21%, just 61 basis points shy of the overall fourth quarter return and the Russell 1000® Index’s highest one-month return since December of 1991. The Russell 2000® Index rose 11.21%. Following October, the U.S. equity market began to exhibit some of the same trends from earlier in 2011. As a whole, the fourth quarter was different from a factor and characteristics perspective than the rest of 2011, though much of the difference was due to the month of October. November was slightly more turbulent, with the market ending close to even for the month. After the optimism of October, investors became increasingly worried about the implications of the ongoing European debt crisis. These fears were evidenced by the rapid increase in Italian bond yields, which rose above the psychologically important 7% threshold, and by a weak German bond auction during November. The failure to stem the continuing European debt crisis caused equity markets to fall throughout much of November. However, in response to news of a coordinated monetary easing from the European Central Bank and the central banks of the U.S., Canada, Switzerland, Japan, and the U.K., equity markets rallied in the last week of November. December was the least volatile month of the quarter, partially due to low trading volumes. The market was also supported by declining U.S. unemployment figures (9.1% for September, 9.0% for October, 8.6% for November as measured by U.S. Bureau of Labor Statistics), declining year-over-year inflation figures (3.9% for September, 3.6% for October, 3.4% for November as measured by U.S. Bureau of Labor Statistics) and positive U.S. housing market news, including an increase in housing starts. However it was low beta stocks that led the market’s positive move during December.

The overall style environment during the year favored growth managers. The Russell 1000® Growth Index returned 2.64% and the Russell 1000® Value Index returned 0.39%. As the market struggled during the second and third quarters of 2011, growth managers were better able to limit losses. Quality elements of many growth companies, including high profitability and low amounts of debt, were beneficial to growth stock performance. However, many growth managers struggled to match their benchmarks as their higher beta positioning was out of favor during the market’s most risk averse portions of the year. Some more cyclical exposures that are commonly held among value managers, including high earnings variability, leverage and low valuations, all provided headwinds to performance during the fiscal year. Market leadership was narrow overall, with the Russell 1000® Index utilities sector outperforming the Russell 1000® Index by approximately 1100 basis points during the year. Although the Top 50 capitalization tier of the Russell 1000® Index generated a positive return for the year, the remaining 950 stocks, in aggregate, produced negative returns.

Market Summary	5

Russell Investment Funds

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2011, the non-U.S. equity market as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”) was down 12.35%. The period was marked by volatile swings in stock prices and a series of unfavorable global developments. With the depressed U.S. housing market continuing to negatively affect the global economy and an increasingly difficult credit crisis gripping Europe, Japan’s earthquake and tsunami dealt a serious blow to Japan’s already struggling economy and added to the difficult global market environment. Japan’s earthquake severely damaged its Fukushima nuclear power facility, and the economic ripple effects of the nuclear disaster were evident in major changes to national energy policies and global supply chains, most notably in the global auto and technology industries. With the added threats of mounting inflationary pressures in emerging markets due to rising commodity prices, including food and energy, and civil unrest in the Middle East, investors grew increasingly risk averse as 2011 progressed.

Amidst the uncertainty in the global economy, corporate earnings proved resilient through the period as expectations for sharp deterioration in earnings were not realized. The European Union’s decision to write down Greece’s debt and recapitalize many European banks was welcomed by investors. While markets rallied in October on the European Union’s assurances that it would reach a successful resolution of the sovereign debt crisis, the lack of tangible details eroded much of the confidence provided by this plan.

After weakening sharply in the first half of 2011, the U.S. dollar rapidly recovered versus other major currencies as investor outlook dimmed with worsening global economic conditions. The net impact over the full year was a slight degradation of international equity market performance for U.S. dollar investors. The Index fell 11.9% in local currencies. The U.S. Federal Reserve’s first and second rounds of quantitative easing (a form of monetary policy used to increase the money supply through the Federal Reserve’s purchase of government securities or other securities from the market), combined with indications that there could be more rounds of such activity to come, kept the dollar down for much of the period, even as the global market’s flight to quality continued to support U.S. debt issuance at historically low yields.

In a world increasingly concerned with flagging economic growth, investors gravitated to areas of the market most likely able to sustain growth in a weak global economy. This favored stable growth sectors such as consumer staples and health care and growth oriented investment strategies in general. The Russell Developed ex-U.S. Large Cap Growth® Index ended the 12-month period down 9.60%. In contrast, the Russell Developed ex-U.S. Large Cap Value® Index was down more than 14.5%, with its heavy exposure to financial stocks a major factor in its underperformance.

Regionally, the United Kingdom (U.K.) offered some downside protection to market declines. The U.K. is home to many of the world’s largest consumer staples, health care and energy companies. Unilever, British American Tobacco, GlaxoSmithKline, British Petroleum and Shell are the types of stable earning companies investors favored during the period. Stocks in the Russell Europe ex-U.K. Index fell a less dramatic 4.8%.

Japan’s geographic and economic distance from Europe should have proved an advantage as Japanese share prices started the period at already depressed levels. However, the March earthquake and ensuing nuclear disaster eroded Japan’s position as a relative safe haven. Japanese shares ended the period down 12.6% in U.S. dollars as measured by the Russell Asia ex-Japan Index. A strengthening yen continued to challenge Japanese export companies, but benefited foreign investors. The Japanese market was down over 17% in Yen terms as measured by the Russell Asia ex-Japan Index.

Given its link to global economics, Asia/Pacific ex-Japan as a region performed in line with the broad non-US equity markets, falling slightly more than 12% as measured by the Index. The outlook of potentially weakening future demand had an erosive impact on commodity producing countries, specifically Australia. Within the region, Hong Kong fell sharply, down 18.5%, on fears that China’s anti-inflationary measures would cause an economic slowdown.

Europe ex-U.K. was the worst performing region within the developed markets, declining 15.2% for the period. Europe’s greatest detriment remained the increasing risk of a sovereign debt default in Greece, Ireland, Italy, Portugal, and Spain. A default represents a serious threat to the survival of the European Union, as the economically healthier nations would be forced to bail out their more fiscally stressed members. While the stock markets of the distressed European nations fell collectively, led by the nearly 57% drop in the value of Greek shares, the stock markets of more fiscally sound Germany and France also reflected the strains, and ended the period down 18.1% and 16.7%, respectively, as measured by the Index.

6	Market Summary

Russell Investment Funds

The woes of Asia/Pacific ex-Japan and Europe ex-U.K. were reflected in sector performance. Classically defensive sectors, such as consumer staples, health care and telecommunications, led the non-U.S. equity market, with health care faring best at a 6.1% gain for the period as measured by the Index. While areas most dependent on economic expansion, such as financials, consumer discretionary and technology, experienced short-lived rallies during the year, the faltering global recovery took its toll, with these sectors slumping 14-20% as measured by the Russell Large Cap Developed ex-U.S. Financial, Consumer Discretionary and Technology Indexes. An outlier were energy stocks, which only fell 3.7% as measured by the Russell Large Cap Developed ex-U.S. Energy Index, as unrest within a number of energy producing nations kept global oil prices at elevated levels.

Mining/materials stocks were the worst performers in the period, down 22.9% as measured by the Russell Large Cap Developed ex-U.S. Materials Index on the outlook for slower growth in the developed economies and in China, which is a major buyer of iron ore and copper. Beyond this, the stresses facing the global financial sector, including persistent weakness in the U.S. housing/mortgage market, exposure to distressed sovereign debts and the additional threats of high unemployment and anemic capital markets, contributed to the financial sector falling 19.9% as measured by the Russell Large Cap Developed ex-U.S. Financials Index. European bank stocks slid on fears that degradation in the value of holdings in “risk free” sovereign debt securities such as Greece and other highly indebted nations might result in a bank collapse. Technology stocks also lagged, falling 20% during the year as measured by the Russell Large Cap Developed ex-U.S. Technology Index, given slower demand for European tech hardware used in manufacturing and renewed corporate reduction in capital expenditures and use of consulting services.

Emerging Markets

The Russell Emerging Markets Index (the “Index”) was down 19.40% over the fiscal year ended December 31, 2011. The period was characterized by high levels of volatility and macro-economic events that impacted the market, such as Middle East conflict in early 2011 and the European sovereign debt crisis in the second half of the year. Inflationary pressures remained strong during the most of the fiscal year. However, emerging markets central banks raised interest rates to contain inflation and emerging markets’ currencies appreciated in value relative to the U.S. dollar until the summer of 2011, when, driven by market fears, investors redeemed capital out of emerging markets, causing a market decline. After late summer 2011, as concerns regarding inflation decreased, emerging markets eased their anti-inflationary monetary policies, providing some relief to their capital markets. However, inflationary concerns were replaced with concerns regarding slowdown of global demand and the negative effect on economic growth.

In early 2011, investors lost some of their appetite for emerging market stocks, as pro-democracy movements swept through oil-producing regions in North Africa and the Middle East. This pushed up the price of crude oil, prompted worries about global economic growth, and served as a reminder of the political risks that can accompany investments in emerging markets. Investors’ risk appetite was further diminished by an earthquake, tsunami and nuclear disaster in Japan, which disrupted global manufacturing supply chains. The Index held up relatively well in the first quarter of 2011 given the magnitude of these events, returning 1.41% over that period.

During the second quarter of 2011, rising prices, particularly of food and energy, became a concern for policymakers in the developing world. Central banks in emerging markets weighed the need to control inflation against the possibility of encouraging destabilizing capital inflows from developed markets, where interest rates remained at or close to historic lows. Despite these concerns, policymakers across the developing world opted to increase interest rates. While this strengthened the currencies of some countries, equity markets suffered as a result of the increases and the Index declined 0.85% during the quarter.

The third quarter of 2011 was characterized by a deepening sovereign debt crisis in Europe, caused by the excessive debt of Greece and other European countries. By September, the International Monetary Fund (“IMF”) warned that the global economy had entered a “dangerous new phase.” IMF estimates showed that the chance of a serious slowdown in the global economy had doubled since earlier in the year. In a reminder that slowdown in the developed world carried risks for emerging markets, the IMF also warned that the developing world faced the risk of sharp reversals or even a sudden stop in economic growth. The overall effect of this economic uncertainty was a sharp rise in risk aversion during the third quarter of 2011, which caused investors to flee from emerging market equities in favor of safe-haven investments such as U.S., German and United Kingdom government bonds. The Index declined 22.38% during the third quarter.

The fourth quarter started off positively, as a resolution to the European debt crisis seemed possible. The Index recovered 12.59% in October. However, this optimism quickly unraveled as continental European governments reacted negatively to the U.K. Prime Minister’s decision to seek an exemption to pending regulations that might have a deleterious impact to London’s financial center. Purchasing Managers Index data showed contractionary signals, both in

Market Summary	7

Russell Investment Funds

developed and emerging markets nations, while earnings revisions continued to fall. The remainder of the quarter was a difficult and volatile period for emerging markets. Stocks across the developing world tumbled on slowing global economic activity and continued uncertainty about European sovereign debt crisis. Emerging markets’ returns were further impacted by currency volatility. As European banks sought to shore up their balance sheets, they sharply curtailed loans to emerging markets and the resulting capital flight caused the value of many emerging markets currencies to fall. Emerging markets were mixed at the individual country level, but overall ended the period 3.27% higher as measured by the Index.

As energy companies comprise a large percentage of the Russian market, a double-digit rise in the price of crude oil contributed to Russia’s strong performance through November. In December, however, Russian equities fell due to political protests over the outcome of recent elections and the Russian market finished the year lower, declining 20.72% over the year as measured by the Index. The Czech Republic was the best performing emerging market in the European region during the year, declining 9.19% as measured by the Index, while Hungary and Turkey were among the worst performers. The Hungarian market fell by 34.07% as measured by the Index as its sovereign-debt crisis deepened. The problem was intensified when Hungary’s currency, the forint, fell to a record low against the Swiss franc, which is the currency in which most Hungarian mortgages are denominated. The Turkish stock market fell by 35.40% as measured by the Index as investors grew concerned that Turkey’s central bank was failing to address the country’s widening current-account deficit. Turkey’s foreign trade deficit, the key driver of the country’s increasing current account gap, grew significantly over the period, fueling market concerns that Turkish policy makers have failed to manage the fast-growing economy. Egypt was the worst performing country in the Europe, Middle East and Africa region. The Egyptian market fell 45.31% as measured by the Index as protests against military rulers continued.

In Latin America, Mexico was one of the best performing emerging markets in 2011. The Mexican market experienced a 13.23% loss as measured by the Index. High oil prices (which caused higher transportation costs) made Mexico’s proximity to the United States more valuable, while a fall in the peso made the country’s exports more competitive. Other Latin American markets followed the global trend downward due to the lower price of some mined commodities such as copper, since mined commodities represent a significant portion of the exports of some Latin American economies. The Chilean market, an important copper exporter, was the worst performing country in Latin America, falling 22.69% as measured by the Index. The one-year period also saw a dramatic change in Brazil’s monetary policy. Initially, the Brazilian interest rate was raised in an effort to control inflation. By August, however, Brazilian policymakers were lowering interest rates in order to shield the country’s economy from an expected global slowdown. By the end of October, Brazilian industrial output had contracted for two consecutive quarters, prompting recession worries. The central bank responded quickly and cut interest rates again in November and December, triggering a positive market response. Brazilian equities advanced 8.86% in third quarter and finished the year down 20.09% as measured by the Index.

In Asia, there was significant difference in country-by-country performance. Indonesia was the standout performer, gaining 3.94% as measured by the Index. Indonesia’s strong performance stood in contrast to weakening in two of Asia’s larger markets, as India and China were down 37.56% and 20.91%, respectively, as measured by the Index. The Reserve Bank of India undertook the fastest interest rate increase in its history and seven interest rate hikes in 2011 took India’s interest rate to 8.5% by the end of the period. In China, inflation hit a 37-month-high in July, even as the central bank raised interest rates. Chinese policymakers increased the required reserve ratio for banks on multiple occasions in the first half of the year, prompting renewed fears of a ‘hard landing’ in the Chinese economy. However, in the fourth quarter of 2011, Chinese policymakers took steps to loosen monetary policy and protect growth by reducing the reserve requirement ratio. Small Southeast Asian countries also performed strongly. Philippines and Malaysia gained 2.05% and 0.04%, respectively, as measured by the Index.

Throughout the year, political, economic, and corporate uncertainty caused defensive industries to be in favor across the globe. Specifically, consumer staples and utilities were the best performing sectors in 2011, falling 0.92% and 8.54%, respectively, as measured by the Index. While the materials and processing sector performed poorly on broad moderation in global demand for commodities, it was paradoxically gold mining that did the worst, largely as a result of relative optimism for equities (which increasingly appeared undervalued). Large capitalization stocks did significantly better than small capitalization stocks over the period.

U.S. Global Fixed Income Markets

The fiscal year ended December 31, 2011 started off strong for fixed income markets, with the continuation of the global credit rally. Fixed income sectors that carry credit risk (i.e., credit sectors) generally outperformed similar duration U.S.

8	Market Summary

Russell Investment Funds

Treasury securities. However, investors became increasingly pessimistic starting in May, when negative economic data caused investors to revise growth forecasts downward. The less optimistic growth outlook started a flight-to-quality trend, which led to substantially positive performance for U.S. Treasuries, while nearly all other fixed income sectors suffered. This dynamic generally persisted until the fourth quarter, when the market environment for credit sectors was more favorable given positive economic data releases. However, overarching concerns over the European sovereign debt crisis continued to linger and contributed to a flight-to-quality in November despite a positive environment for credit sectors in the other months of the quarter. For the fiscal year ended December 31, 2011, the Barclays Capital U.S. Aggregate Bond Index and the BofAML Global High Yield Index (USD hedged) returned 7.84% and 3.18%, respectively. However, reflective of the generally poor environment for credit risk in 2011, these Indexes lost 1.14% and 4.22%, respectively, relative to similar duration U.S. Treasury securities. The difference in yields between longer maturity (e.g., 10-year note) and shorter maturity (e.g., 2-year note) U.S. Treasury securities decreased materially this year, which is known as “yield curve flattening.” The yield difference decreased the most in August when yields of longer maturity Treasury securities declined significantly during the flight-to-quality. Yields of shorter maturity Treasuries had a smaller magnitude of decline as yields on short maturity Treasuries were already at very low levels due to the U.S. Federal Reserve’s (the “Fed”) quantitative easing efforts to keep short-term interest rates low in order to stimulate economic growth. Thus, longer maturity Treasuries outperformed shorter maturity Treasuries in 2011.

Credit sectors performed well relative to similar duration U.S. Treasury securities during the first four months of the year, as the economy showed signs that it was stabilizing, which lead to economic growth forecasts that generally supported the performance of riskier assets. With Treasury prices falling and a continued market demand for riskier credit sector securities, credit sectors generally outperformed similar duration Treasuries through May 2011. During this same period, investors also faced a series geopolitical events occurring abroad that dampened investor optimism. In January, the markets focused on Egypt as an uprising of civil resistance resulted in protests, labor strikes and demonstrations in an effort to overthrow the Egyptian president. In February, while the Egyptian protests continued, the markets simultaneously focused their attention on the violent civil war in Libya. With Libya being a large producer of the world’s oil supply, investors had concerns over the Libyan civil war’s impact on oil prices, which rose 10% from the end of February through April as measured by the price change in West Texas Intermediate Crude Oil futures contracts.

The non-agency mortgage sector performance was generally strong during the first four months of the year. In April, the Fed began selling sub-prime securities that were acquired from American International Group (“AIG”) in 2008 and held in a trust called Maiden Lane II. The initial sales were received well by investors, who welcomed the additional supply in the marketplace as the non-agency mortgage market had been shrinking with little to no new issuance since the start of the financial crisis. However, the Fed announced an indefinite halt to the Maiden Lane II sales in June after watching the market prices for sub-prime mortgages drop materially since the initial sales due to a drawn out sales process. The sale of the Maiden Lane II assets involved frequent periodic sales that gave little time for investors to analyze and value the securities being sold, which dampened investors demand. The overall impact of the Fed’s sales was mixed as it demonstrated that there was pent-up demand for non-agency mortgages but also revealed the limits of the incremental demand and ultimately left non-agency mortgage prices lower. Generally, performance of non-agency mortgages was negative for the year.

The last eight months of the year were much more unfavorable than the first four. While credit sectors were able to push through many headwinds in the first part of the year, they began to underperform similar duration Treasury securities in May as investors started to lose optimism given the growing concerns over the European debt crisis, slowing U.S. economic growth, stagnant job market and negative housing market news. A renewed focus on these concerns sparked a flight-to-quality whereby investors sought the safety and liquidity of Treasuries over riskier credit sectors. Consequently, despite the formal end of the Fed’s quantitative easing in June, Treasury securities remained in demand and Treasury yields across all parts of the yield curve continued to decline.

Given the flight-to-quality and concerns over the negative impact of the European debt crisis on financial companies, financial-related corporate bonds performed poorly compared to non-financial corporate bonds. Generally, investors perceived non-financial corporate bond sub-sectors, such as industrials and utilities, to be less tied to the European debt crisis. Broadly, corporate bonds continued to exhibit low default rates and strong fundamentals, as many corporate bond issuers were able to refinance their debt after the peak of the financial crisis in 2008, putting them in a better financial position to repay their corporate debt going forward. As a relative comparison, global high yield corporate bonds generally underperformed emerging market debt in 2011 as emerging market debt securities tend to be longer in maturity and more interest rate sensitive than global high yield bonds. However, from a credit perspective, emerging market debt underperformed similar duration U.S. Treasury securities more than global high yield corporate bonds did.

Market Summary	9

Russell Investment Funds

In July, concerns regarding a possible default and/or downgrade of U.S. government debt increased due to political gridlock and the possibility that the U.S. debt ceiling would not be raised in time to prevent a default. Ultimately, the debt ceiling was raised. However, Standard and Poor’s downgraded the U.S. debt rating to AA+ from the highest rating of AAA. Generally, a rating agency downgrade signals increased credit risk, which typically leads to higher yields to compensate investors for the additional risk. However, with serious concerns about the European debt crisis, U.S. Treasury securities reinforced their status as the world’s safe haven asset and saw their yields decline following the ratings downgrade. The dramatic flight-to-quality in early August caused Treasury yields to drop to historically low levels while credit sector yields lagged considerably or even rose in some instances.

With investors on edge and fearing the possibility of a recession, the Fed explicitly stated its intent to keep short-term interest rates low until at least mid-2013. Additionally, in September, the Fed formally announced a stimulus program to sell $400 billion in Treasury securities with maturities less than 3 years while purchasing the same amount in Treasury securities with maturities longer than 6 years. This was designed to lower longer term interest rates without the Fed having to take on additional debt. While the structure of the program was largely anticipated, investors underestimated its size. Thus, after the announcement, long term Treasury bonds saw a downward correction in yield to reflect the amount of the Fed’s buying. In addition, investors were surprised by the Fed’s simultaneous announcement of its intent to reinvest principal payments from its agency debt and agency mortgage-backed securities holdings back into agency mortgages-backed securities. This reinvestment plan was designed to keep mortgage rates low by creating demand for mortgage securities, thereby encouraging lenders to issue more mortgages to borrowers. This led to more divergent performance within agency mortgages depending on coupon and maturity date. The year ended on a higher note with a generally positive environment for credit sectors in the fourth quarter due to better than expected economic data and positive developments around the European debt crisis. For example, non-farm payrolls bested consensus estimates at the end of September. In addition, labor markets showed signs of improvement as the unemployment rate decreased from September to December. As seen by November’s flight-to-quality, in which the BofAML Global High Yield Index (USD hedged) lost 3.11% relative to similar duration Treasuries, investors still remained cautious throughout the quarter given the lack of a long term solution for the European debt crisis. However, some positive developments around the European debt crisis occurred near the end of November, including the expansion of the purview of the European Financial Stability Facility. In addition, a group of central banks (European Union, United States, Canada, Japan, England, and Switzerland) agreed to provide cheaper access to the U.S. dollar currency to commercial banks in each central bank’s respective jurisdiction. This coordinated effort by the central banks to improve financial market liquidity was a positive development for credit sectors.

10	Market Summary

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Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Multi-Style Equity Fund
	Total Return
1 Year	(1.55)%
5 Years	(0.24	)%§
10 Years	2.65	%§

Russell 1000® Index**
	Total Return
1 Year	1.50%
5 Years	(0.02	)%§
10 Years	3.34	%§

12	Multi-Style Equity Fund

\

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has seven money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Multi-Style Equity Fund lost 1.55%. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 1.50% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2011, the Lipper® Large-Cap Core Funds (VIP) Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 1.08%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The year ended December 31, 2011 was driven almost entirely by defensively-oriented factors. Despite periods of more mixed factor and sector leadership, the strongly defensive second and third quarters of 2011 had a significant enough impact to largely determine investment outcomes for the entire period. Stocks with high betas were severely penalized during the year, as were stocks with low price-to-book ratios and debt-laden balance sheets. As investors began to lend more influence to the possibility of a double dip recession in the United States and a sovereign debt default in Europe, high quality and less economically sensitive stocks were rewarded. Stocks of companies with high returns-on-assets and high returns-on-equity fared best during the fiscal year. The largest capitalization stocks and those with high dividend yields also did well as investors became increasingly focused on owning more stable securities perceived to be better able to weather uncertain and difficult economic conditions.

The Fund was able to perform well during periods when economically sensitive sectors were rewarded and the market rotated toward stocks that would benefit from a continued economic recovery. In contrast, the Fund struggled during the more risk-averse environment during the second and third quarters of 2011. The third quarter alone accounted for more than half of the Fund’s underperformance for fiscal year.

Defensive stocks (i.e., less economically sensitive, less financially leveraged, and less volatile stocks) outperformed dynamic stocks (i.e., more economically sensitive, more financially leveraged, and more volatile stocks) both in the Russell 1000® Index and the Russell 2000® Index for the fiscal year. As the European market began to seriously price in the risk of a European sovereign debt default scenario in the third quarter of 2011, the Russell 1000® Index experienced its worst quarter of performance in almost 20 years. Not surprisingly, more defensive securities were able to perform better during this period. The Fund was positioned for a moderate economic recovery and was underweight to the more defensive stocks that performed best during that time period. This was detrimental to the Fund’s performance.

Similar to fiscal year 2010, growth stocks outperformed value stocks during fiscal year 2011. By far, the worst-performing sector within the Russell 1000® Index was financial services. Fears of a sovereign debt default and a double dip recession within the U.S. and Europe had an asymmetrical impact on the sector. In addition, the share price of many insurers was negatively impacted by the earthquake, tsunami and nuclear crisis in Japan. The best-performing sector in the Russell 1000® Index was consumer staples, followed by utilities. The utilities sector outperformed the Russell 1000® Index by more than 1100 basis points for the year. The strong performance of the consumer staples and utilities sectors evidences the year’s overall market trend, as investors sold stocks of economically sensitive companies and bought stocks of companies that may be less volatile but are subject to greater regulation and/or have limited growth potential.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

During the course of the fiscal year, the Fund was positioned for a continued U.S. economic recovery. The Fund performed well when investors were not focused on macroeconomic risks. During the second and third quarters of 2011, the Fund struggled amid a highly correlated global sell off of risky assets and a factor environment in which most measures of economic cyclicality and market sensitivity were severely penalized. The larger cap and more defensive managers were able to withstand this environment better than those with more economically sensitive exposures, including overweights to stocks with high betas and high earnings variability. The Fund was able to perform well during the month of October, when correlations fell, concerns over Europe receded and U.S. economic data began to show a brighter outlook, and the market rewarded stocks that were positioned to benefit from a

Multi-Style Equity Fund	13

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

continued economic recovery. The Fund’s underweight to stocks with high dividend yields and underweight to the largest cap stocks within the Russell 1000® Index both detracted from performance.

The largest detractor from Fund performance was stock selection. The impact was most significant from negative stock selection in the technology sector. Stock selection effects also detracted from returns within the financial services sector. The Fund saw little impact from sector weighting decisions during the year. It benefited from a slight overweight to the consumer discretionary sector during the period, but over the course of the fiscal year the impact was negligible.

BlackRock Capital Management, Inc. (“Blackrock”) underperformed the Russell 1000® Growth Index for the year. BlackRock’s earnings momentum strategy was unsuccessful during the year as the market rewarded more defensive and lower risk stocks. BlackRock’s overweight to stocks with high betas and underweight to stocks with high returns-on-equity both detracted from performance during the year. Stock selection effects were the largest driver of negative returns in the BlackRock portfolio.

Columbus Circle Investors (“Columbus Circle”) underperformed the Russell 1000® Growth Index for the year. Columbus Circle’s higher beta earnings momentum strategy faced severe factor headwinds during the year. A large underweight to stocks with high dividend yields detracted from returns during the year, as did a large underweight to stocks with high returns-on-equity. Stock selection effects detracted significantly within the technology and energy sectors.

DePrince, Race & Zollo, Inc. (“DePrince”) underperformed the Russell 1000® Value Index for the year. DePrince was well positioned from a factor and characteristic perspective, with an underweight to stocks with high betas and an overweight to stocks with high dividend yields. Stock selection effects were negative for DePrince and enough to offset the gains derived from factor exposures. Stock selection detracted from returns within the materials and processing and consumer discretionary sectors.

First Eagle Investment Management Company, LLC (“First Eagle”) underperformed the Russell 1000® Index from January 1, 2011 to its termination on December 8, 2011. During that time, First Eagle’s sector exposures detracted most significantly from its returns, due primarily to underweights to the more defensively positioned consumer staples and health care sectors. Stock selection effects detracted from returns within the materials and processing and producer durables sectors.

Institutional Capital LLC (“ICAP”) outperformed the Russell 1000® Value Index for the year. ICAP benefited from being underweight to the smallest cap stocks within the Russell 1000® Value Index. ICAP’s underweight to stocks with high betas was also beneficial during the year. An overweight to stocks with strong returns-on-equity also contributed positively to excess return.

Jacobs Levy Equity Management Inc’s (“Jacobs Levy”) quantitatively oriented value strategy outperformed the Russell 1000® Value Index for the year. Jacobs Levy benefited from being underweight to stocks with high betas during the year. The manager’s overweight to the consumer staples sector and underweight to the financial services sector both contributed positively to performance.

Montag & Caldwell, LLC (“Montag”) outperformed the Russell 1000® Growth Index from January 1, 2011 to its termination on December 9, 2011. During that time, Montag benefited from positive sector exposure effects, specifically from an overweight to consumer staples and an underweight to materials and processing. Montag also benefited from positive stock selection effects within the consumer discretionary sector.

Suffolk Capital Management, LLC (“Suffolk”) underperformed the Russell 1000® Index for the year. Suffolk’s large overweight to stocks with high betas and large underweight to stocks with high dividend yields both detracted from performance during the year. Sector exposure effects detracted from returns due to underweights to the utilities, consumer staples, and energy sectors. Stock selection detracted from returns within the financial services and energy sectors.

Sustainable Growth Advisers, LP (“SGA”) was hired on December 23, 2011. For the period of December 23, 2011 to December 31, 2011, SGA performed in line with the Russell 1000® Growth Index and had a moderately positive impact on the Fund’s performance. During this time, SGA benefited from positive stock selection effects, especially within the consumer staples and technology sectors.

Describe any changes to the Fund’s structure or the money manager line-up.

First Eagle Investment Management, LLC and Montag & Caldwell, LLC were terminated in December 2011. Sustainable Growth Advisers, LP was hired in December 2011.

Money Managers as of December 31, 2011	Style
BlackRock Capital Management, Inc.	Growth
Columbus Circle Investors	Growth
DePrince, Race & Zollo, Inc.	Value
Institutional Capital LLC	Value
Jacobs Levy Equity Management Inc.	Value
Suffolk Capital Management LLC	Market Oriented
Sustainable Growth Advisers, LP	Growth

14	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 11, 2011 (Unaudited)

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Multi-Style Equity Fund	15

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$935.60	$1,021.12
Expenses Paid During Period*	$3.95	$4.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.81% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

16	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.9%
Consumer Discretionary -14.1%
Abercrombie & Fitch Co. Class A	6,000	293
Amazon.com, Inc. (Æ)	20,078	3,475
American Eagle Outfitters, Inc.	31,600	483
Apollo Group, Inc. Class A (Æ)	11,800	636
Avon Products, Inc.	35,500	620
Bed Bath & Beyond, Inc. (Æ)	20,754	1,203
BorgWarner, Inc. (Æ)	2,300	147
Chipotle Mexican Grill, Inc. Class A (Æ)	600	203
Coach, Inc.	5,400	330
Comcast Corp. Class A (Æ)	16,400	389
DIRECTV, Inc. Class A (Æ)	10,090	431
DISH Network Corp. Class A	6,500	185
DSW, Inc. Class A	5,600	248
eBay, Inc. (Æ)	75,800	2,298
Embraer SA - ADR (Æ)	20,100	507
Estee Lauder Cos., Inc. (The) Class A	6,589	740
Ford Motor Co.	103,021	1,109
Gap, Inc. (The)	49,900	926
General Motors Co. (Æ)	37,900	768
Group 1 Automotive, Inc.	500	26
Hanesbrands, Inc. (Æ)	13,500	295
Harman International Industries, Inc.	8,700	331
Home Depot, Inc.	39,965	1,680
Hyatt Hotels Corp. Class A (Æ)	2,400	90
International Game Technology	16,700	287
Johnson Controls, Inc.	139,808	4,370
Kohl’s Corp.	13,300	656
Las Vegas Sands Corp. (Æ)	52,754	2,254
Limited Brands, Inc.	11,910	481
Lowe’s Cos., Inc.	53,326	1,354
McDonald’s Corp.	11,534	1,157
McGraw-Hill Cos., Inc. (The)	12,100	544
Michael Kors Holdings, Ltd. (Æ)	2,445	67
News Corp. Class A	61,500	1,097
Nike, Inc. Class B	9,600	925
priceline.com, Inc. (Æ)	1,886	882
Snap-on, Inc.	7,400	375
Stanley Black & Decker, Inc.	12,400	839
Starbucks Corp.	73,850	3,398
Starwood Hotels & Resorts Worldwide, Inc.	24,300	1,166
Target Corp.	13,600	697
Tesla Motors, Inc. (Æ)(Ñ)	8,500	243
Tiffany & Co.	11,500	762
Time Warner, Inc.	126,661	4,577
TJX Cos., Inc.	2,578	166
Tractor Supply Co.	2,900	203
Ulta Salon Cosmetics & Fragrance, Inc. (Æ)	3,500	227
VF Corp.	5,440	691
Viacom, Inc. Class B	58,323	2,648
VistaPrint NV (Æ)(Ñ)	11,500	352
Wal-Mart Stores, Inc.	25,600	1,530
Whirlpool Corp.	7,900	375

	Principal Amount ($) or Shares	Market Value $
Williams-Sonoma, Inc.	9,200	354
Yum! Brands, Inc.	41,300	2,437

		52,527

Consumer Staples - 9.1%
Andersons, Inc. (The)	600	26
Anheuser-Busch InBev NV - ADR	10,300	628
Archer-Daniels-Midland Co.	99,200	2,837
Bunge, Ltd.	10,900	623
Campbell Soup Co. (Ñ)	12,700	422
Cia de Bebidas das Americas - ADR	41,700	1,505
Clorox Co. (The)	17,500	1,165
Coca-Cola Co. (The)	87,075	6,092
Coca-Cola Enterprises, Inc.	23,800	614
Colgate-Palmolive Co.	16,300	1,506
ConAgra Foods, Inc.	32,400	855
Dean Foods Co. (Æ)	55,000	616
Green Mountain Coffee Roasters, Inc. (Æ)	1,600	72
Hershey Co. (The)	18,952	1,171
Kroger Co. (The)	25,800	625
Lorillard, Inc.	6,900	787
Mead Johnson Nutrition Co. Class A	7,200	495
PepsiCo, Inc.	50,537	3,353
Procter & Gamble Co. (The)	100,145	6,680
Safeway, Inc.	30,300	638
Sara Lee Corp.	11,900	225
SUPERVALU, Inc. (Ñ)	65,400	531
Tyson Foods, Inc. Class A	51,000	1,053
Whole Foods Market, Inc.	18,639	1,297

		33,816

Energy - 10.7%
Alpha Natural Resources, Inc. (Æ)	29,800	609
Anadarko Petroleum Corp.	21,400	1,633
Apache Corp.	14,280	1,294
Arch Coal, Inc.	43,700	634
Baker Hughes, Inc.	16,700	813
Cabot Oil & Gas Corp.	11,083	841
Chevron Corp.	9,200	979
Cloud Peak Energy, Inc. (Æ)	13,600	263
Devon Energy Corp.	21,598	1,339
Dresser-Rand Group, Inc. (Æ)	11,800	589
Ensco PLC - ADR	13,090	614
EQT Corp.	11,500	630
Exxon Mobil Corp.	65,550	5,557
Forest Oil Corp. (Æ)	38,600	523
Halliburton Co.	15,747	543
Helmerich & Payne, Inc.	5,500	321
Hess Corp.	17,658	1,003
Kinder Morgan, Inc. (Ñ)	15,600	502
Marathon Oil Corp.	64,569	1,890
Marathon Petroleum Corp.	39,600	1,318
Murphy Oil Corp.	35,372	1,971
Nabors Industries, Ltd. (Æ)	28,500	494
National Oilwell Varco, Inc.	43,281	2,943
Noble Energy, Inc.	5,000	472
Occidental Petroleum Corp.	36,342	3,405
Patterson-UTI Energy, Inc.	31,100	621

Multi-Style Equity Fund	17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Plains Exploration & Production Co. (Æ)	13,700	503
QEP Resources, Inc.	6,000	176
Range Resources Corp.	9,300	576
Schlumberger, Ltd.	40,500	2,766
SM Energy Co.	4,200	307
Southwestern Energy Co. (Æ)	24,330	777
Statoil ASA - ADR	32,700	837
Total SA - ADR (Ñ)	9,700	496
Transocean, Ltd.	11,100	426
Unit Corp. (Æ)	9,000	418
Valero Energy Corp.	35,100	739

		39,822

Financial Services - 14.9%
ACE, Ltd.	18,350	1,287
Allied World Assurance Co. Holdings AG	10,500	661
Allstate Corp. (The)	61,588	1,688
Amarin Corp Plc Sponsored ADR (Æ)	35,300	264
American Express Co.	19,288	910
Anworth Mortgage Asset Corp. (ö)	36,600	230
Aspen Insurance Holdings, Ltd.	22,000	583
Associated Banc-Corp.	26,100	292
Assurant, Inc.	10,100	415
Bank of New York Mellon Corp. (The)	113,600	2,262
BB&T Corp.	132,931	3,346
Berkshire Hathaway, Inc. Class B (Æ)	1,200	92
BlackRock, Inc. Class A	9,000	1,604
Capital One Financial Corp.	45,244	1,913
Chubb Corp. (The)	7,600	526
Citigroup, Inc.	27,100	713
City National Corp.	8,100	358
Cullen/Frost Bankers, Inc.	9,000	476
Discover Financial Services	70,513	1,692
EastGroup Properties, Inc. (ö)	900	39
Everest Re Group, Ltd.	7,700	647
Extra Space Storage, Inc. (ö)	5,500	133
First American Financial Corp.	13,400	170
Fulton Financial Corp.	39,100	384
Hartford Financial Services Group, Inc.	36,300	590
Hospitality Properties Trust (ö)	6,300	145
Interactive Brokers Group, Inc. Class A	28,700	429
Jefferies Group, Inc. (Ñ)	20,400	281
Jones Lang LaSalle, Inc.	1,300	80
JPMorgan Chase & Co.	235,217	7,819
KeyCorp	63,300	487
Liberty Property Trust (ö)	19,300	596
Lincoln National Corp.	30,100	585
Mastercard, Inc. Class A	4,168	1,554
Mercury General Corp.	10,300	470
MetLife, Inc.	110,661	3,450
Morgan Stanley	60,200	911
Northern Trust Corp.	24,899	987
PartnerRe, Ltd. - ADR	10,060	646
People’s United Financial, Inc.	30,100	387
PNC Financial Services Group, Inc.	9,700	559
ProAssurance Corp.	900	72
Protective Life Corp.	3,300	74
Prudential Financial, Inc.	30,500	1,529

	Principal Amount ($) or Shares	Market Value $
Reinsurance Group of America, Inc. Class A	8,300	434
Simon Property Group, Inc. (ö)	5,430	700
State Street Corp.	37,200	1,500
SunTrust Banks, Inc.	31,800	563
SVB Financial Group (Æ)	2,800	134
Travelers Cos., Inc. (The)	9,600	568
US Bancorp	26,400	714
Validus Holdings, Ltd.	13,600	428
Valley National Bancorp	35,150	435
Visa, Inc. Class A	28,169	2,859
Webster Financial Corp.	2,500	51
Wells Fargo & Co.	184,450	5,083

		55,805

Health Care - 12.9%
Abbott Laboratories	17,190	966
Aetna, Inc.	19,200	810
Alere, Inc. (Æ)	11,800	272
Alexion Pharmaceuticals, Inc. (Æ)	3,600	257
Allergan, Inc.	23,380	2,051
AmerisourceBergen Corp. Class A	19,316	718
Amgen, Inc.	10,300	661
Baxter International, Inc.	12,700	628
Biogen Idec, Inc. (Æ)	6,300	693
Boston Scientific Corp. (Æ)	126,700	677
Cardinal Health, Inc.	22,900	930
Centene Corp. (Æ)	1,900	75
Cerner Corp. (Æ)	35,000	2,144
Cigna Corp.	1,900	80
Cooper Cos., Inc. (The)	2,200	155
Covidien PLC	31,400	1,413
Dentsply International, Inc.	20,900	731
Eli Lilly & Co.	15,900	661
Gilead Sciences, Inc. (Æ)	11,620	476
Health Net, Inc. (Æ)	6,700	204
Hologic, Inc. (Æ)	24,000	420
Humana, Inc.	8,740	766
Intuitive Surgical, Inc. (Æ)	2,200	1,019
Johnson & Johnson	85,900	5,634
Medicis Pharmaceutical Corp. Class A	1,500	50
Medtronic, Inc.	17,016	651
Merck & Co., Inc.	94,391	3,558
Mylan, Inc. (Æ)	73,200	1,571
Novo Nordisk A/S - ADR	9,900	1,141
Perrigo Co.	5,700	555
Pfizer, Inc.	405,892	8,785
Sanofi - ADR	58,800	2,149
Stryker Corp.	10,605	527
Teva Pharmaceutical Industries, Ltd. - ADR	11,250	454
UnitedHealth Group, Inc.	44,800	2,271
Valeant Pharmaceuticals International, Inc. (Æ)	10,210	476
Vertex Pharmaceuticals, Inc. (Æ)	5,800	193
Warner Chilcott PLC Class A (Æ)	45,100	682
Watson Pharmaceuticals, Inc. Class B (Æ)	18,883	1,139

18	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

WellPoint, Inc.	22,900	1,517

		48,160

Materials and Processing - 4.3%
Alcoa, Inc.	15,200	131
Bemis Co., Inc.	17,700	532
Celanese Corp. Class A	8,200	363
CF Industries Holdings, Inc.	1,650	239
Dow Chemical Co. (The)	33,900	975
Ecolab, Inc.	27,000	1,562
Freeport-McMoRan Copper & Gold, Inc.	20,600	758
Huntsman Corp.	104,800	1,048
Martin Marietta Materials, Inc. (Ñ)	8,000	603
MeadWestvaco Corp.	10,200	305
Monsanto Co.	69,486	4,870
Nucor Corp.	17,800	704
Packaging Corp. of America	11,900	300
Potash Corp. of Saskatchewan, Inc.	13,840	571
Praxair, Inc.	7,200	770
Precision Castparts Corp.	2,900	478
Rockwood Holdings, Inc. (Æ)	5,100	201
Sealed Air Corp.	44,800	771
Steel Dynamics, Inc.	47,500	625
WR Grace & Co. (Æ)	5,100	234

		16,040

Producer Durables - 11.3%
Accenture PLC Class A	29,042	1,546
AGCO Corp. (Æ)	14,600	627
Automatic Data Processing, Inc.	28,600	1,546
Boeing Co. (The)	28,538	2,094
Booz Allen Hamilton Holding Corp. Class A (Æ)	11,700	202
Brink’s Co. (The)	10,700	288
Caterpillar, Inc.	19,544	1,770
Con-way, Inc.	21,000	612
Cummins, Inc.	6,210	547
Danaher Corp.	19,400	913
Danone - ADR	90,800	1,148
Deere & Co.	12,982	1,004
Eaton Corp.	10,300	448
Emerson Electric Co.	25,455	1,186
FedEx Corp.	24,559	2,051
General Dynamics Corp.	7,000	465
General Electric Co.	206,300	3,695
Harsco Corp.	23,000	473
Honeywell International, Inc.	73,458	3,994
Illinois Tool Works, Inc.	21,600	1,009
Itron, Inc. (Æ)	12,100	433
ITT Corp.	700	14
Joy Global, Inc.	7,420	556
KBR, Inc.	19,500	543
L-3 Communications Holdings, Inc. Class 3	10,100	673
Lockheed Martin Corp.	11,600	938
Manpower, Inc.	22,200	793
Monster Worldwide, Inc. (Æ)	6,000	48
Navistar International Corp. (Æ)	10,800	409

	Principal Amount ($) or Shares	Market Value $
Norfolk Southern Corp.	4,000	291
Northrop Grumman Corp.	9,800	573
Parker Hannifin Corp.	10,900	831
Pentair, Inc.	26,614	886
Pitney Bowes, Inc.	29,800	552
Republic Services, Inc. Class A	27,000	744
Rockwell Automation, Inc.	18,500	1,358
RR Donnelley & Sons Co.	30,000	433
Ryder System, Inc.	4,200	223
Synopsys, Inc. (Æ)	11,800	321
Terex Corp. (Æ)	12,800	173
Textron, Inc.	27,800	514
Tidewater, Inc.	13,600	670
Union Pacific Corp.	6,450	683
United Continental Holdings, Inc. (Æ)	32,000	604
United Parcel Service, Inc. Class B	13,602	995
United Technologies Corp.	14,400	1,053
URS Corp. (Æ )	18,000	632
UTi Worldwide, Inc.	17,400	231
Werner Enterprises, Inc.	6,700	161
Xerox Corp.	40,000	318

		42,271

Technology - 16.7%
Altera Corp.	15,600	579
American Tower Corp. Class A	4,500	270
Apple, Inc. (Æ)	22,145	8,970
Applied Materials, Inc.	197,450	2,115
Avago Technologies, Ltd.	14,200	410
BCE, Inc.	14,050	585
Broadcom Corp. Class A	9,300	273
Check Point Software Technologies, Ltd. (Æ)(Ñ)	9,400	494
Cisco Systems, Inc.	295,194	5,337
Citrix Systems, Inc. (Æ)	9,700	589
Cognizant Technology Solutions Corp. Class A (Æ)	11,633	748
Dell, Inc. (Æ)	43,200	632
Diebold, Inc.	10,900	328
Electronic Arts, Inc. (Æ)	48,800	1,005
EMC Corp. (Æ)	25,200	543
Google, Inc. Class A (Æ)	7,390	4,773
Harris Corp.	10,900	393
Hewlett-Packard Co.	25,400	654
IAC/InterActiveCorp	15,300	652
Integrated Device Technology, Inc. (Æ)	71,400	390
International Business Machines Corp.	5,100	938
Intersil Corp. Class A	22,100	231
Koninklijke Philips Electronics NV	33,000	691
Linear Technology Corp.	21,000	631
LSI Corp. (Æ)	109,600	652
Marvell Technology Group, Ltd. (Æ)	51,900	719
Maxim Integrated Products, Inc.	25,200	656
Mentor Graphics Corp. (Æ)	9,000	122
Micron Technology, Inc. (Æ)	58,600	369
Microsoft Corp.	217,650	5,651
Motorola Solutions, Inc.	16,142	747
NCR Corp. (Æ)	34,400	566

Multi-Style Equity Fund	19

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

NetApp, Inc. (Æ)	11,441		415
NXP Semiconductor NV (Æ)	11,400		175
Oracle Corp.	64,585		1,656
QUALCOMM, Inc.	74,627		4,081
Rackspace Hosting, Inc. (Æ)	6,500		280
Red Hat, Inc. (Æ)	47,200		1,949
Riverbed Technology, Inc. (Æ)	11,900		280
Salesforce.com, Inc. (Æ)	13,970		1,417
SanDisk Corp. (Æ)	16,068		791
Teradata Corp. (Æ)	8,200		398
Texas Instruments, Inc.	164,274		4,782
Unisys Corp. (Æ)	3,900		77
VeriFone Systems, Inc. (Æ)	8,400		298
VMware, Inc. Class A (Æ)	7,400		615
Vodafone Group PLC - ADR	116,100		3,254
Xilinx, Inc.	8,500		273
Zynga, Inc. Class A (Æ)(Ñ)	1,805		17

			62,471

Utilities - 2.9%
Ameren Corp.	13,500		447
AT&T, Inc.	92,400		2,794
California Water Service Group	1,000		18
Edison International	11,600		480
Encana Corp.	18,200		337
Entergy Corp.	6,600		482
Exelon Corp.	9,700		421
FirstEnergy Corp.	18,100		802
Frontier Communications Corp.	65,200		336
MDU Resources Group, Inc.	22,900		491
NextEra Energy, Inc.	28,596		1,741
NII Holdings, Inc. (Æ)	13,300		283
NV Energy, Inc.	22,600		370
PG&E Corp.	8,700		359
PPL Corp.	8,500		250
Telephone & Data Systems, Inc. (Ñ)	9,900		256
Time Warner Telecom, Inc. Class A (Æ)	2,000		39
Verizon Communications, Inc.	16,000		642
Xylem, Inc.	18,900		486

			11,034

Total Common Stocks (cost $334,389)			361,946

Short-Term Investments - 2.7%
Russell U.S. Cash Management Fund	10,158,134	(¥)	10,158

Total Short-Term Investments (cost $10,158)			10,158

	Principal Amount ($) or Shares		Market Value $

Other Securities - 0.7%
Russell Investment Funds Liquidating Trust (×)	95,769	(¥)	97
Russell U.S. Cash Collateral Fund (×)	2,493,867	(¥)	2,494

Total Other Securities (cost $2,590)			2,591

Total Investments - 100.3%
(identified cost $347,137)			374,695

Other Assets and Liabilities, Net - (0.3%)			(1,303)

Net Assets - 100.0%			373,392

See accompanying notes which are an integral part of the financial statements.

20	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index Futures (CME)	22	USD	1,520	03/12	19
S&P 500 E-Mini Index Futures (CME)	125	USD	7,829	03/12	14
S&P 500 Index Futures (CME)	7	USD	2,192	03/12	(10)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					23

Presentation of Portfolio Holdings — December 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$52,527	$—	$—	$52,527	14.1
Consumer Staples	33,816	—	—	33,816	9.1
Energy	39,822	—	—	39,822	10.7
Financial Services	55,805	—	—	55,805	14.9
Health Care	48,160	—	—	48,160	12.9
Materials and Processing	16,040	—	—	16,040	4.3
Producer Durables	42,271	—	—	42,271	11.3
Technology	62,471	—	—	62,471	16.7
Utilities	11,034	—	—	11,034	2.9
Short-Term Investments	—	10,158	—	10,158	2.7
Other Securities	—	2,591	—	2,591	0.7

Total Investments	361,946	12,749	—	374,695	100.3

Other Assets and Liabilities, Net					(0.3)

					100.0

Other Financial Instruments
Futures Contracts	23	—	—	23	—	*

Total Other Financial Instruments**	$23	$—	$—	$23

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	21

Russell Investment Funds

Multi-Style Equity Fund

Fair Value of Derivative Instruments — December 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$33

Location: Statement of Assets and Liabilities - Liabilities
Daily variation margin on futures contracts*	$10

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(804)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(151)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

22	Multi-Style Equity Fund

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Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Aggressive Equity Fund
	Total Return
1 Year	(4.20)%
5 Years	(1.48	)%§
10 Years	4.36	%§

Russell 2500TM Index**
	Total Return
1 Year	(2.51)%
5 Years	1.24	%§
10 Years	6.57	%§

24	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has six money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Aggressive Equity Fund lost 4.20%. This is compared to the Fund’s benchmark, the Russell 2500™ Index, which lost 2.51% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2011, the Lipper® Small-Cap Core Funds (VIP) Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 3.59%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The fiscal year ended December 31, 2011 was a volatile, macro driven market environment. While the U.S. economy continued to show signs of improvement, the vulnerability of this recovery left investors highly sensitive to macroeconomic news. Consequently, investors spent much of the year oscillating between risk and defensiveness, as mixed U.S. economic data, U.S. budget deficit worries and a European sovereign debt crisis all stressed investors’ already frayed nerves. Investors’ focus on the macroeconomic news meant that less attention was paid to company fundamentals, causing stock correlations to be at elevated levels (i.e., similar as opposed to differentiated return patterns) for all of 2011. Stock correlations rose in late 2011 as the European crisis became the global economy’s largest concern. These elevated correlations inhibited excess returns from active management and therefore the money managers’ ability to add value through stock selection.

In response to the economic uncertainty, higher quality growth companies outperformed as investors sought the protection of companies with greater earnings and operating certainty. These types of companies provided relative downside protection and had the capability to grow earnings despite the economic environment. This preference was beneficial for the Fund, which has a bias to higher quality growth stocks.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund employs six money managers: two growth-oriented, one market-oriented and three value-oriented. Three of the six managers outperformed for the one year period ending December 31, 2011. Two of the three managers that outperformed, ClariVest Asset Management, LLC (“ClariVest”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), are quantitative managers that benefited from a more favorable market environment for quantitative strategies. Despite the macroeconomic volatility, which resulted in elevated stock correlations, factor correlations remained at normalized levels. In addition factor payoffs were mostly linear in nature (i.e., exposures to factor tails, which are the extreme ends of factors such as high and low beta, were not dominating factor returns as they had in 2009 and 2010). This enabled quantitative managers to be rewarded for their factor bets and consequently outperform through positive stock selection.

For fundamental managers, the market was far more mixed. Investors’ preference for more defensive, higher quality growth stocks was a reflective of the economic uncertainty; however, this meant that higher beta, more cyclically focused managers struggled. In addition, the elevated stock correlations, which were a result of the macroeconomic focus, inhibited stock selection and this was an additional headwind to active managers. Consequently, while there was an even split of managers that outperformed and underperformed, the performance of the underperforming managers was skewed negatively, so that underperforming managers dominated performance.

ClariVest, a quantitative manager that focuses on attractively priced companies with sustainable earnings growth and positive earnings estimate revisions, outperformed its style benchmark, the Russell 2500™ Index. ClariVest benefited from a combination of favorable factor payoffs and a conducive environment for quantitative managers, where there was greater factor payoff stability. This provided positive tailwinds for the manager’s stock selection, which was positive across all but two sectors and accounted for all of the manager’s outperformance. Selection within the consumer discretionary sector was the largest positive contributor. In contrast, the manager’s cyclical sector exposure was penalized and this detracted meaningfully from performance.

DePrince, Race & Zollo, Inc. (“DePrince”), a yield-focused value manager, underperformed its style benchmark, the Russell 2500™ Value Index, for the fiscal year. 2011 was a mixed market environment for the manager. While benefiting

Aggressive Equity Fund	25

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

from an underweight exposure to risk and a focus on higher dividend yield, the manager was penalized for its bias to small cap stocks with negative price momentum. However, it was the negative factor headwinds and weak stock selection, primarily within financial services, that resulted in the manager’s negative performance.

Jacobs Levy, a quantitative manager that employs dynamic factor weighting, outperformed its style benchmark, the Russell 2500™ Value Index, for the fiscal year. The manager benefited from the relatively favorable environment for quantitative managers. The manager also benefited from a rotation in early 2011 away from smaller, riskier, more value oriented stocks towards companies with sustainable growth characteristics. The combination of the market conditions and positioning resulted in positive stock selection across all but two sectors, and this accounted for all of the manager’s outperformance.

Ranger Investment Management, L.P. (“Ranger”), a growth manager that focuses on higher quality stocks with accelerating earnings growth, outperformed its style benchmark, the Russell 2500™ Growth Index. Ranger’s focus on higher quality growth stocks was rewarded during the quarter and provided positive tailwinds to the manager’s stock selection. Aided by the favorable market environment and additive active decisions, stock selection was positive and accounted for almost all of the manager’s position. Stock selection within health care was the largest contributor to the manager’s performance.

Signia Capital Management, LLC. (“Signia”), a value-oriented manager, underperformed its style benchmark, the Russell 2500™ Value Index, for the fiscal year. While Signia struggled with an unfavorable environment that penalized its deeper value, higher risk strategy, its underperformance was magnified by weak stock selection. As a result, stock selection was negative across the majority of sectors, with selection in technology the largest detraction. While stock selection was negative, the manager’s pro-cyclical sector exposure also detracted, primarily due to an underweight exposure to utilities.

Tygh Capital Management, Inc. (“Tygh”), a quality-focused growth-oriented manager, underperformed its style benchmark, the Russell 2500™ Growth Index, for the fiscal year. While the manager benefited from investors’ preference for quality growth, with an overweight exposure to return on equity and earnings growth rewarded, stock selection was negative due to a number of poor decisions made by the manager during the year. The largest of these was in health care, which was also the manager’s worst performing sector.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or the money manager lineup during the period.

Money Managers as of December 31, 2011	Styles
ClariVest Asset Management LLC	Market Oriented
DePrince, Race & Zollo, Inc.	Value
Jacobs Levy Equity Management Inc.	Value
Ranger Investment Management, L.P.	Growth
Signia Capital Management, LLC	Value
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

26	Aggressive Equity Fund

*	Assumes initial investment on January 1, 2001.

**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2011	$1,000 .00	$1,000.00
Ending Account Value
December 31, 2011	$899 .30	$1,020.21
Expenses Paid During Period*	$4 .74	$5 .04

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Aggressive Equity Fund	27

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.6%
Consumer Discretionary - 12.7%
Aaron’s, Inc. Class A	3,600	96
Abercrombie & Fitch Co. Class A	5,300	259
AFC Enterprises, Inc. (Æ)	14,000	206
Amerco, Inc.	4,442	393
American Eagle Outfitters, Inc.	14,044	215
America’s Car-Mart, Inc. (Æ)	9,400	368
Ameristar Casinos, Inc.	12,500	216
Arctic Cat, Inc. (Æ)	20,691	466
Ascena Retail Group, Inc. (Æ)	10,384	309
Avis Budget Group, Inc. (Æ)	29,200	313
Bebe Stores, Inc.	8,200	68
BJ’s Restaurants, Inc. (Æ)	6,260	284
Buffalo Wild Wings, Inc. (Æ)(Ñ)	3,591	242
Build-A-Bear Workshop, Inc. Class A (Æ)	7,000	59
Callaway Golf Co.	48,198	267
Carter’s, Inc. (Æ)	3,300	131
Cenveo, Inc. (Æ)	24,600	84
Charming Shoppes, Inc. (Æ)	26,400	129
Chico’s FAS, Inc.	42,820	477
Christopher & Banks Corp.	17,096	40
Conn’s, Inc. (Æ)	2,500	28
Cooper Tire & Rubber Co.	25,630	359
Courier Corp.	900	11
Cracker Barrel Old Country Store, Inc.	1,018	51
Crocs, Inc. (Æ)	9,545	141
Dick’s Sporting Goods, Inc.	9,852	363
Domino’s Pizza, Inc. (Æ)	9,500	323
DSW, Inc. Class A	9,299	411
Federal-Mogul Corp. (Æ)	11,500	170
Finish Line, Inc. (The) Class A	7,727	149
Foot Locker, Inc.	26,550	633
Fossil, Inc. (Æ)	2,572	204
Fred’s, Inc. Class A	13,800	201
Genesco, Inc. (Æ)	6,360	393
Gentex Corp.	33,564	993
Group 1 Automotive, Inc.	13,340	691
Harman International Industries, Inc.	8,600	327
Hillenbrand, Inc.	15,300	341
HOT Topic, Inc.	113,100	748
Jones Group, Inc. (The)	75,710	799
Kenneth Cole Productions, Inc. Class A (Æ)	20,509	217
Leapfrog Enterprises, Inc. Class A (Æ)	25,900	145
Lear Corp.	1,500	60
Lincoln Educational Services Corp.	11,600	92
Lithia Motors, Inc. Class A	25,800	564
LKQ Corp. (Æ)	25,421	765
Men’s Wearhouse, Inc. (The)	5,653	183
Meredith Corp. (Ñ)	16,140	527
Movado Group, Inc.	1,900	35
Multimedia Games Holding Co., Inc. (Æ)	10,800	86
Newell Rubbermaid, Inc.	2,000	32
NVR, Inc. (Æ)	270	185
Panera Bread Co. Class A (Æ)	4,462	631
Papa John’s International, Inc. (Æ)	5,800	219

	Principal Amount ($) or Shares	Market Value $
Penn National Gaming, Inc. (Æ)	8,500	324
Polaris Industries, Inc.	8,220	460
Pool Corp.	7,800	235
RadioShack Corp.	30,220	293
Red Robin Gourmet Burgers, Inc. (Æ)	4,200	116
Regis Corp.	21,340	353
Rick’s Cabaret International, Inc. (Æ)	100	1
Rosetta Stone, Inc. (Æ)	4,200	32
Ross Stores, Inc.	13,960	663
Scholastic Corp.	4,300	129
Skechers U.S.A., Inc. Class A (Æ)	9,730	118
Smith & Wesson Holding Corp. (Æ)	19,600	85
Sotheby’s Class A	15,370	439
Standard Motor Products, Inc.	20,800	417
Steven Madden, Ltd. (Æ)	17,601	607
Stewart Enterprises, Inc. Class A	23,060	133
Superior Industries International, Inc.	9,632	159
True Religion Apparel, Inc. (Æ)	8,300	287
Wendy’s Co. (The)	43,080	231
Williams-Sonoma, Inc.	20,960	807
Wolverine World Wide, Inc.	23,651	843
XO Group, Inc. (Æ)	1,600	13
Zale Corp. (Æ)(Ñ)	20,000	76

		22,520

Consumer Staples - 2.4%
Andersons, Inc. (The)	7,563	330
Cal-Maine Foods, Inc. (Ñ)	1,390	51
Core-Mark Holding Co., Inc.	700	28
Corn Products International, Inc.	5,100	268
Dean Foods Co. (Æ)	77,700	870
Fresh Del Monte Produce, Inc.	10,325	258
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	4,922	221
Herbalife, Ltd.	3,788	196
Nash Finch Co.	3,900	114
Pantry, Inc. (The) (Æ)	5,800	69
Ralcorp Holdings, Inc. (Æ)	3,510	300
Rite Aid Corp. (Æ)	97,500	123
Smart Balance, Inc. (Æ)	48,100	258
SUPERVALU, Inc. (Ñ)	41,100	334
Susser Holdings Corp. (Æ)	5,600	127
TreeHouse Foods, Inc. (Æ)(Ñ)	9,560	625

		4,172

Energy - 6.6%
Alon USA Energy, Inc.	16,600	145
Approach Resources, Inc. (Æ)(Ñ)	32,650	960
Arch Coal, Inc.	21,200	308
Berry Petroleum Co. Class A	7,034	296
Cabot Oil & Gas Corp.	1,832	139
CARBO Ceramics, Inc.	1,439	177
Cloud Peak Energy, Inc. (Æ)	13,900	269
Complete Production Services, Inc. (Æ)	10,743	361
Core Laboratories NV	4,077	465
Crimson Exploration, Inc. (Æ)	800	2
Crosstex Energy, Inc.	13,900	176
Delek US Holdings, Inc.	29,000	331

28	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Dril-Quip, Inc. (Æ)	7,670	505
Helix Energy Solutions Group, Inc. (Æ)	13,400	212
Helmerich & Payne, Inc.	7,745	452
Hornbeck Offshore Services, Inc. (Æ)	16,000	496
Lufkin Industries, Inc.	5,430	365
Nabors Industries, Ltd. (Æ)	13,257	230
Newpark Resources, Inc. (Æ)	54,288	515
Oil States International, Inc. (Æ)	4,100	313
Parker Drilling Co. (Æ)	14,900	107
Patterson-UTI Energy, Inc.	44,485	889
Plains Exploration & Production Co. (Æ)	8,700	319
Precision Drilling Corp. (Æ)	23,559	242
Rosetta Resources, Inc. (Æ)	10,050	437
Rowan Cos., Inc. (Æ)	8,685	263
SEACOR Holdings, Inc. (Æ)	1,800	160
SM Energy Co.	4,300	314
Stone Energy Corp. (Æ)	12,100	319
Superior Energy Services, Inc. (Æ)(Ñ)	31,139	885
Tetra Technologies, Inc. (Æ)	21,172	198
Unit Corp. (Æ)	11,867	551
USEC, Inc. (Æ)(Ñ)	94,700	108
Western Refining, Inc. (Æ)	6,900	92
Willbros Group, Inc. (Æ)	4,395	16

		11,617

Financial Services - 19.5%
Affiliated Managers Group, Inc. (Æ)	11,476	1,102
Allied World Assurance Co. Holdings AG	6,100	384
American Assets Trust, Inc. (ö)	9,250	190
American Campus Communities, Inc. (ö)	5,900	248
American Financial Group, Inc.	7,100	262
Ameriprise Financial, Inc.	5,352	266
Arch Capital Group, Ltd. (Æ)	2,900	108
Ares Capital Corp.	10,739	166
Argo Group International Holdings, Ltd.	4,500	130
Assurant, Inc.	11,900	489
Assured Guaranty, Ltd.	44,600	586
Axis Capital Holdings, Ltd.	13,300	425
Baldwin & Lyons, Inc. Class B	500	11
Banco Latinoamericano de Comercio Exterior SA Class E	11,800	190
Bancorp, Inc. (Æ)	10,405	75
Berkshire Hills Bancorp, Inc.	4,800	107
BioMed Realty Trust, Inc. (ö)	17,238	312
BOK Financial Corp.	1,400	77
Boston Private Financial Holdings, Inc.	40,397	321
Brookline Bancorp, Inc.	20,790	175
Camden Property Trust (ö)	4,700	293
Capital City Bank Group, Inc.	1,600	15
Capitol Federal Financial, Inc.	35,251	407
Cash America International, Inc.	2,800	131
Centerstate Banks, Inc.	1,100	7
Central Pacific Financial Corp. (Æ)(Ñ)	4,700	61
Chesapeake Lodging Trust (ö)	31,420	486
Citizens Republic Bancorp, Inc. (Æ)	6,800	78

	Principal Amount ($) or Shares	Market Value $
City National Corp.	7,700	340
Cogdell Spencer, Inc. (ö)	5,400	23
Cohen & Steers, Inc. (Ñ)	15,470	447
Colonial Properties Trust (ö)	11,162	233
Community Bank System, Inc.	16,562	460
Community Trust Bancorp, Inc.	1,000	29
DFC Global Corp. (Æ)	19,238	347
DiamondRock Hospitality Co. (ö)	32,211	311
Dime Community Bancshares, Inc.	11,890	149
East West Bancorp, Inc.	39,910	789
EastGroup Properties, Inc. (ö)	4,400	191
Endurance Specialty Holdings, Ltd.	5,800	222
Evercore Partners, Inc. Class A	13,540	360
Everest Re Group, Ltd.	2,000	168
Extra Space Storage, Inc. (ö)	6,400	155
Factset Research Systems, Inc.	2,468	215
Fair Isaac Corp.	17,700	634
Fidelity National Financial, Inc. Class A	20,600	328
First American Financial Corp.	27,500	348
First Cash Financial Services, Inc. (Æ)	4,300	151
First Industrial Realty Trust, Inc. (Æ)(ö)	13,500	138
First Interstate Bancsystem, Inc. Class A	1,100	14
FirstMerit Corp.	12,500	189
Flagstone Reinsurance Holdings SA	55,430	460
Forestar Group, Inc. (Æ)	16,243	246
Franklin Street Properties Corp. (ö)	22,243	221
Fulton Financial Corp.	30,900	303
FXCM, Inc. Class A (Ñ)	11,300	110
Gain Capital Holdings, Inc.	1,500	10
GFI Group, Inc.	16,300	67
Greenhill & Co., Inc.	16,565	602
Hanmi Financial Corp. (Æ)	1,700	13
Hanover Insurance Group, Inc. (The)	9,325	325
Healthcare Realty Trust, Inc. (ö)	19,980	371
Hercules Technology Growth Capital, Inc.	28,480	269
Horace Mann Educators Corp.	17,595	241
Hospitality Properties Trust (ö)	30,264	695
Hudson Valley Holding Corp.	855	18
Iberiabank Corp.	5,210	257
Inland Real Estate Corp. (ö)	13,000	99
Interactive Brokers Group, Inc. Class A	19,300	288
Invesco Mortgage Capital, Inc. (ö)	7,200	101
Investment Technology Group, Inc. (Æ)	16,200	175
Investors Real Estate Trust (ö)	6,600	48
Jack Henry & Associates, Inc.	10,800	363
JER Investors Trust, Inc. (Æ)(Þ)	1,771	—
Jones Lang LaSalle, Inc.	2,500	153
KBW, Inc.	41,917	636
KeyCorp	48,780	375
Knight Capital Group, Inc. Class A (Æ)	47,202	558
Kohlberg Capital Corp.	5,700	36
Lakeland Financial Corp.	9,820	254
LaSalle Hotel Properties (ö)	12,491	302
Liberty Property Trust (ö)	12,700	392
Mack-Cali Realty Corp. (ö)	10,200	272

Aggressive Equity Fund	29

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Maiden Holdings, Ltd.	18,700	164
Manning & Napier, Inc. Class A (Æ)	24,470	306
MarketAxess Holdings, Inc.	14,940	450
MCG Capital Corp.	12,800	51
Meadowbrook Insurance Group, Inc.	7,785	83
Medical Properties Trust, Inc. (ö)	26,660	263
Medley Capital Corp.	2,300	24
MFA Financial, Inc. (ö)	12,800	86
Mission West Properties, Inc. (ö)	300	3
MPG Office Trust, Inc. (Æ)(ö)	1,000	2
Nelnet, Inc. Class A	10,800	264
New Mountain Finance Corp.	1,600	21
NorthStar Realty Finance Corp. (ö)	25,500	122
OceanFirst Financial Corp.	1,700	22
PennantPark Investment Corp.	15,622	158
Pennsylvania Real Estate Investment Trust (ö)	4,000	42
PennyMac Mortgage Investment Trust (ö)	10,700	178
Piper Jaffray Cos. (Æ)	11,716	237
ProAssurance Corp.	6,700	535
Prosperity Bancshares, Inc.	25,710	1,038
Protective Life Corp.	21,800	492
PS Business Parks, Inc. (ö)	2,300	127
Radian Group, Inc. (Ñ)	26,800	63
Raymond James Financial, Inc.	19,859	614
Reinsurance Group of America, Inc. Class A	4,000	209
Resource Capital Corp. (ö)	42,213	237
RLI Corp.	3,400	248
Sabra Health Care REIT, Inc. (ö)	12,400	150
SCBT Financial Corp.	200	6
Selective Insurance Group, Inc.	1,200	21
Signature Bank NY (Æ)	20,190	1,212
Southside Bancshares, Inc.	6,400	139
State Auto Financial Corp.	200	3
State Bank Financial Corp. (Æ)	8,600	130
StellarOne Corp.	24,112	274
Sterling Bancorp Class N	22,700	196
Sunstone Hotel Investors, Inc. (Æ)(ö)	36,900	301
SVB Financial Group (Æ)	14,010	668
Symetra Financial Corp.	37,460	339
Texas Capital Bancshares, Inc. (Æ)	26,633	815
THL Credit, Inc.	1,700	21
Trustco Bank Corp. NY	12,000	67
UMB Financial Corp.	7,070	263
Umpqua Holdings Corp.	24,200	300
United Financial Bancorp, Inc.	1,500	24
Universal Health Realty Income Trust (ö)	1,800	70
Urstadt Biddle Properties, Inc. Class A (ö)	2,600	47
Walter Investment Management Corp.	5,000	103
Washington Banking Co.	1,400	17
Washington Federal, Inc.	49,137	687
Webster Financial Corp.	47,900	977
WesBanco, Inc.	600	12
Wilshire Bancorp, Inc. (Æ)	4,700	17
Zions Bancorporation	1,400	23

		34,524

	Principal Amount ($) or Shares	Market Value $
Health Care - 11.4%
Affymetrix, Inc. (Æ)	39,700	162
Alere, Inc. (Æ)	10,805	249
Allos Therapeutics, Inc. (Æ)	32,600	46
Allscripts Healthcare Solutions, Inc. (Æ)	18,605	352
AMERIGROUP Corp. Class A (Æ)	6,400	378
Analogic Corp.	4,446	255
Array Biopharma, Inc. (Æ)	13,317	29
Astex Pharmaceuticals (Æ)	14,600	28
athenahealth, Inc. (Æ)(Ñ)	1,977	97
BioMimetic Therapeutics, Inc. (Æ)	1,100	3
Bio-Rad Laboratories, Inc. Class A (Æ)	1,750	168
Cambrex Corp. (Æ)	19,800	142
Cantel Medical Corp.	10,800	302
Catalyst Health Solutions, Inc. (Æ)	19,490	1,014
Centene Corp. (Æ)	14,470	572
Cerner Corp. (Æ)	7,000	429
Computer Programs & Systems, Inc.	8,081	413
CONMED Corp. (Æ)	8,966	230
Cooper Cos., Inc. (The)	10,851	766
Covance, Inc. (Æ)	4,643	212
CryoLife, Inc. (Æ)	100	—
Cynosure, Inc. Class A (Æ)	15,620	183
Durect Corp. (Æ)	14,400	17
Dyax Corp. (Æ)	18,000	24
Epocrates, Inc. (Æ)(Ñ)	6,800	53
Greatbatch, Inc. (Æ)	1,700	38
Haemonetics Corp. (Æ)	2,667	163
Harvard Bioscience, Inc. (Æ)	11,813	46
Health Management Associates, Inc. Class A (Æ)	15,900	117
Health Net, Inc. (Æ)	25,050	762
HealthSouth Corp. (Æ)	8,742	154
Henry Schein, Inc. (Æ)	3,536	228
Hill-Rom Holdings, Inc.	13,500	455
HMS Holdings Corp. (Æ)	26,163	837
Hologic, Inc. (Æ)	19,500	341
Human Genome Sciences, Inc. (Æ)	10,121	75
IDEXX Laboratories, Inc. (Æ)	2,510	193
Impax Laboratories, Inc. (Æ)	11,775	238
IPC The Hospitalist Co., Inc. (Æ)	14,110	645
Jazz Pharmaceuticals, Inc. (Æ)	6,272	242
LifePoint Hospitals, Inc. (Æ)	4,220	157
Masimo Corp. (Æ)	9,004	168
Medicines Co. (The) (Æ)	31,700	591
Medicis Pharmaceutical Corp. Class A	12,557	418
Mednax, Inc. (Æ)	11,469	826
Molina Healthcare, Inc. (Æ)	18,950	423
Neurocrine Biosciences, Inc. (Æ)	8,100	69
PerkinElmer, Inc.	17,500	350
Perrigo Co.	10,144	987
PharMerica Corp. (Æ)	13,600	206
Progenics Pharmaceuticals, Inc. (Æ)	6,300	54
Quality Systems, Inc.	7,440	275
ResMed, Inc. (Æ)	5,311	135
RTI Biologics, Inc. (Æ)	70,300	312
STERIS Corp.	18,250	544

30	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

SurModics, Inc. (Æ)	2,700	40
SXC Health Solutions Corp. (Æ)	25,131	1,420
Techne Corp.	3,136	214
Triple-S Management Corp. Class B (Æ)	11,266	226
Universal American Corp.	42,464	540
Universal Health Services, Inc. Class B	3,750	146
Varian Medical Systems, Inc. (Æ)	4,384	294
Viropharma, Inc. (Æ)	7,600	208
WellCare Health Plans, Inc. (Æ)	14,294	751
XenoPort, Inc. (Æ)	12,300	47
Zalicus, Inc. (Æ)(Ñ)	51,100	62

		20,121

Materials and Processing - 6.1%
Airgas, Inc.	8,615	673
AK Steel Holding Corp. (Ñ)	46,690	386
Albemarle Corp.	8,140	419
Apogee Enterprises, Inc.	23,200	284
Buckeye Technologies, Inc.	8,687	290
Cabot Corp.	34,883	1,121
Clarcor, Inc.	8,255	413
Comfort Systems USA, Inc.	1,400	15
Commercial Metals Co.	38,190	528
Crown Holdings, Inc. (Æ)	7,406	249
Cytec Industries, Inc.	6,485	290
Eagle Materials, Inc.	22,570	579
HB Fuller Co.	18,026	417
Headwaters, Inc. (Æ)	34,300	76
Interline Brands, Inc. (Æ)	10,587	165
Kaiser Aluminum Corp.	2,370	109
KapStone Paper and Packaging Corp. (Æ)	16,600	261
Kaydon Corp.	11,770	359
Lennox International, Inc.	10,930	369
Minerals Technologies, Inc.	2,900	164
Neenah Paper, Inc.	1,800	40
OM Group, Inc. (Æ)	11,223	251
Packaging Corp. of America	13,900	351
PH Glatfelter Co.	11,000	155
PolyOne Corp.	32,670	377
Polypore International, Inc. (Æ)(Ñ)	5,351	235
Rockwood Holdings, Inc. (Æ)	9,970	393
RTI International Metals, Inc. (Æ)	8,692	202
Scotts Miracle-Gro Co. (The) Class A (Ñ)	5,886	275
Sensient Technologies Corp.	8,026	304
TPC Group, Inc. (Æ)	16,670	389
Universal Forest Products, Inc.	10,220	315
Watsco, Inc.	1,031	68
Wausau Paper Corp.	7,620	63
WR Grace & Co. (Æ)	6,500	298

		10,883

Producer Durables - 18.9%
Actuant Corp. Class A	6,998	159
Advisory Board Co. (The) (Æ)	4,300	319
AGCO Corp. (Æ)	16,395	704
Alexander & Baldwin, Inc.	5,868	240
Alliant Techsystems, Inc.	5,200	297
AM Castle & Co. (Æ)	4,000	38

	Principal Amount ($) or Shares	Market Value $
Ametek, Inc.	5,902	248
AO Smith Corp.	8,200	329
Arkansas Best Corp.	15,700	303
Astec Industries, Inc. (Æ)	6,703	216
Avery Dennison Corp.	2,100	60
Barrett Business Services, Inc.	700	14
BE Aerospace, Inc. (Æ)	28,933	1,120
Booz Allen Hamilton Holding Corp. Class A (Æ)	13,000	224
Brady Corp. Class A	11,550	365
Brink’s Co. (The)	13,900	374
Bristow Group, Inc.	14,020	664
Cascade Corp.	6,700	316
Celadon Group, Inc.	10,400	123
Chart Industries, Inc. (Æ)	5,310	287
Chicago Bridge & Iron Co. NV	16,984	642
CIRCOR International, Inc.	7,399	261
Columbus McKinnon Corp. (Æ)	3,000	38
Consolidated Graphics, Inc. (Æ)	2,280	110
Con-way, Inc.	25,020	730
Corrections Corp. of America (Æ)	4,400	90
CRA International, Inc. (Æ)	2,300	46
Crane Co.	5,300	248
Curtiss-Wright Corp.	4,700	166
Diana Shipping, Inc. (Æ)	28,485	213
Douglas Dynamics, Inc.	4,900	72
DXP Enterprises, Inc. (Æ)	7,900	254
Electro Rent Corp.	5,099	87
Electronics for Imaging, Inc. (Æ)	21,747	310
EMCOR Group, Inc.	9,900	265
EnerSys (Æ)	12,900	335
EnPro Industries, Inc. (Æ)	7,686	253
Esterline Technologies Corp. (Æ)	6,000	336
Exponent, Inc. (Æ)	6,300	290
Flow International Corp. (Æ)	9,800	34
G&K Services, Inc. Class A	10,760	313
Genesee & Wyoming, Inc. Class A (Æ)	5,402	327
GrafTech International, Ltd. (Æ)	21,947	300
Granite Construction, Inc.	9,751	231
Great Lakes Dredge & Dock Corp.	19,200	107
Gulfmark Offshore, Inc. Class A (Æ)	3,100	130
Harsco Corp.	20,410	420
Hawaiian Holdings, Inc. (Æ)	55,400	321
HEICO Corp. (Ñ)	2,546	149
HUB Group, Inc. Class A (Æ)	17,712	575
Hurco Cos., Inc. (Æ)	800	17
Huron Consulting Group, Inc. (Æ)	11,400	441
IHS, Inc. Class A (Æ)	6,053	522
Joy Global, Inc.	7,833	587
Kansas City Southern (Æ)	4,900	333
KBR, Inc.	18,305	510
Kelly Services, Inc. Class A	6,000	82
Kennametal, Inc.	12,200	445
Kirby Corp. (Æ)	8,584	565
Knight Transportation, Inc.	40,230	629
Layne Christensen Co. (Æ)	11,787	285
Lexmark International, Inc. Class A	5,000	165

Aggressive Equity Fund	31

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lincoln Electric Holdings, Inc.	3,520	138
Lydall, Inc. (Æ)	1,800	17
Manpower, Inc.	1,600	57
MAXIMUS, Inc.	18,957	784
McGrath Rentcorp	10,230	297
Middleby Corp. (Æ)	3,597	338
MSC Industrial Direct Co., Inc. Class A	5,612	402
MTS Systems Corp.	6,000	245
NACCO Industries, Inc. Class A	2,400	214
National Instruments Corp.	14,501	376
Navigant Consulting, Inc. (Æ)	14,800	169
Navistar International Corp. (Æ)	8,400	318
Net 1 UEPS Technologies, Inc. (Æ)	14,300	110
Orbital Sciences Corp. (Æ)	800	12
Pall Corp.	4,089	234
Primoris Services Corp. (Ñ)	5,700	85
Quality Distribution, Inc. (Æ)	6,700	75
Quanta Services, Inc. (Æ)	7,024	151
Regal-Beloit Corp.	8,580	437
Resources Connection, Inc.	52,550	557
Roper Industries, Inc.	5,693	495
RSC Holdings, Inc. (Æ)(Ñ)	12,153	225
Ryder System, Inc.	5,800	308
Saia, Inc. (Æ)	3,500	44
SeaCube Container Leasing, Ltd.	4,800	71
Sensata Technologies Holding NV (Æ)	8,131	214
Southwest Airlines Co.	37,627	322
Steelcase, Inc. Class A	41,650	311
Stericycle, Inc. (Æ)	3,889	303
SYKES Enterprises, Inc. (Æ)	19,400	304
Synopsys, Inc. (Æ)	11,300	307
Teledyne Technologies, Inc. (Æ)	9,314	511
Thomas & Betts Corp. (Æ)	2,900	158
Titan International, Inc. (Ñ)	17,994	350
Titan Machinery, Inc. (Æ)	11,700	254
Towers Watson & Co. Class A	9,300	557
TransDigm Group, Inc. (Æ)	4,223	404
Trimas Corp. (Æ)	5,900	106
Trimble Navigation, Ltd. (Æ)	15,874	689
Triumph Group, Inc.	15,610	912
TrueBlue, Inc. (Æ)	3,500	49
Tsakos Energy Navigation, Ltd.	36,090	173
Tutor Perini Corp. (Æ)	9,787	121
URS Corp. (Æ)	16,402	576
UTi Worldwide, Inc.	3,200	43
Wabtec Corp.	7,100	497
Waste Connections, Inc.	11,145	369
Waters Corp. (Æ)	2,000	148
Werner Enterprises, Inc.	12,700	306
Woodward, Inc.	7,909	324
Zebra Technologies Corp. Class A (Æ)	9,900	354

		33,455

Technology - 15.7%
Acacia Research-Acacia Technologies (Æ)	18,440	673
ACI Worldwide, Inc. (Æ)	9,600	275
Actuate Corp. (Æ)	4,800	28
ADTRAN, Inc.	13,930	420

	Principal Amount ($) or Shares	Market Value $
Agilysys, Inc. (Æ)	23,339	186
Akamai Technologies, Inc. (Æ)	10,102	326
Allot Communications, Ltd. (Æ)	29,998	456
American Software, Inc. Class A (Æ)	31,300	296
Amphenol Corp. Class A	5,527	251
Anadigics, Inc. (Æ)	28,000	61
Ansys, Inc. (Æ)	15,056	861
Arris Group, Inc. (Æ)	13,000	141
Aruba Networks, Inc. (Æ)	15,560	288
Avago Technologies, Ltd.	8,456	244
Aviat Networks, Inc. (Æ)	9,700	18
Axcelis Technologies, Inc. (Æ)	27,514	37
Brightpoint, Inc. (Æ)	14,100	152
Brooks Automation, Inc.	26,430	271
Ceva, Inc. (Æ)	17,020	515
Cohu, Inc. (Å)	25,540	290
Cray, Inc. (Æ)	7,300	47
Cree, Inc. (Æ)	8,018	177
CSG Systems International, Inc. (Æ)	7,800	115
DSP Group, Inc. (Æ)	7,700	40
Electro Scientific Industries, Inc.	49,758	721
Emulex Corp. (Æ)	35,100	241
Equinix, Inc. (Æ)	7,698	780
Exar Corp. (Æ)	2,100	14
Extreme Networks (Æ)	22,700	66
F5 Networks, Inc. (Æ)	3,265	346
Formfactor, Inc. (Æ)	3,900	20
Fortinet, Inc. (Æ)	8,769	191
Hittite Microwave Corp. (Æ)	7,630	377
IAC/InterActiveCorp	28,856	1,230
Immersion Corp. (Æ)	6,800	35
Informatica Corp. (Æ)	15,779	583
Inphi Corp. (Æ)	40,140	480
Insight Enterprises, Inc. (Æ)	4,600	70
Integrated Device Technology, Inc. (Æ)	48,800	266
Intermec, Inc. (Æ)	2,800	19
International Rectifier Corp. (Æ)	14,535	282
Intersil Corp. Class A	51,710	540
Intevac, Inc. (Æ)	4,000	30
IPG Photonics Corp. (Æ)	2,445	83
JDA Software Group, Inc. (Æ)	25,600	829
Kemet Corp. (Æ)	56,801	400
Kulicke & Soffa Industries, Inc. (Æ)	32,000	296
Lam Research Corp. (Æ)	9,054	335
LSI Corp. (Æ)	62,500	372
LTX-Credence Corp. (Æ)	14,500	78
Manhattan Associates, Inc. (Æ)	7,300	296
Mentor Graphics Corp. (Æ)	75,500	1,024
Methode Electronics, Inc.	31,870	264
Micrel, Inc.	52,410	530
MICROS Systems, Inc. (Æ)	11,730	546
Microsemi Corp. (Æ)	16,288	273
Mindspeed Technologies, Inc. (Æ)	17,300	79
MKS Instruments, Inc.	11,670	325
Molex, Inc. (Ñ)	13,900	332
Monolithic Power Systems, Inc. (Æ)	5,900	89
NCR Corp. (Æ)	18,100	298

32	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

NeuStar, Inc. Class A (Æ)	9,400	321
NICE Systems, Ltd.-ADR (Æ)	16,263	560
Novatel Wireless, Inc. (Æ)	13,000	41
Openwave Systems, Inc. (Æ)	3,800	6
Opnet Technologies, Inc.	8,600	315
Opnext, Inc. (Æ)	3,175	3
Perficient, Inc. (Æ)	21,570	216
PLX Technology, Inc. (Æ)	7,700	22
PMC-Sierra, Inc. (Æ)	1,670	9
Progress Software Corp. (Æ)	15,736	304
QLIK Technologies, Inc. (Æ)	11,960	289
Quantum Corp. (Æ)	44,100	106
Radisys Corp. (Æ)	6,000	30
RealNetworks, Inc.	2,775	21
Riverbed Technology, Inc. (Æ)	8,851	208
Rovi Corp. (Æ)	14,450	355
Sanmina-SCI Corp. (Æ)	48,000	447
SBA Communications Corp. Class A (Æ)(Ñ)	13,711	589
Seachange International, Inc. (Æ)	4,800	34
Sigma Designs, Inc. (Æ)	11,600	70
Silicon Image, Inc. (Æ)	26,900	126
Silicon Motion Technology Corp. - ADR (Æ)	24,300	498
Skyworks Solutions, Inc. (Æ)	14,328	232
SolarWinds, Inc. (Æ)	13,600	380
Solera Holdings, Inc.	4,326	193
Sourcefire, Inc. (Æ)	19,210	622
Spansion, Inc. Class A (Æ)	22,400	185
Standard Microsystems Corp. (Æ)	4,600	119
Synchronoss Technologies, Inc. (Æ)	20,040	605
SYNNEX Corp. (Æ)	4,600	140
TeleCommunication Systems, Inc. Class A (Æ)	17,000	40
TeleNav, Inc. (Æ)	4,200	33
THQ, Inc. (Æ)(Ñ)	47,500	36
Unisys Corp. (Æ)	20,800	410
United Online, Inc.	28,600	156
VeriFone Systems, Inc. (Æ)	14,521	516
Vishay Intertechnology, Inc. (Æ)	32,057	288
Xyratex, Ltd.	26,000	347

		27,780

Utilities - 3.3%
Allete, Inc.	2,830	119
Alliant Energy Corp.	8,500	375
American States Water Co.	2,580	90
Black Hills Corp.	10,119	340
California Water Service Group	32,852	600
Chesapeake Utilities Corp.	1,200	52
Connecticut Water Service, Inc.	1,300	35
Idacorp, Inc.	2,300	98
Laclede Group, Inc. (The)	2,400	97
Northwest Natural Gas Co.	6,130	294
NorthWestern Corp.	13,795	493

	Principal Amount ($) or Shares		Market Value $
NTELOS Holdings Corp. (Æ)	5,755		117
NV Energy, Inc.	21,400		350
OGE Energy Corp.	6,000		340
Otter Tail Corp.	5,930		131
Pinnacle West Capital Corp.	8,400		405
PNM Resources, Inc.	52,100		949
Portland General Electric Co.	10,900		276
Premiere Global Services, Inc. (Æ)	381		3
Questar Corp.	3,200		64
Telephone & Data Systems, Inc. (Ñ)	14,000		362
UGI Corp.	9,100		268

			5,858

Total Common Stocks (cost $157,949)			170,930

Short-Term Investments - 3.3%
Russell U.S. Cash Management Fund	5,927,424	(¥)	5,927

Total Short-Term Investments (cost $5,927)			5,927

Other Securities - 3.4%
Russell Investment Funds Liquidating Trust (×)	212,328	(¥)	216
Russell U.S. Cash Collateral Fund (×)	5,834,992	(¥)	5,835

Total Other Securities (cost $6,047)			6,051

Total Investments - 103.3% (identified cost $169,923)			182,908

Other Assets and Liabilities, Net - (3.3%)			(5,873)

Net Assets - 100.0%			177,035

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	33

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P Midcap 400 E-Mini Index Futures (CME)	69	USD 6,053	03/12	24

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)				24

Presentation of Portfolio Holdings — December 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$22,520	$—	$—	$22,520	12.7
Consumer Staples	4,172	—	—	4,172	2.4
Energy	11,617	—	—	11,617	6.6
Financial Services	34,524	—	—	34,524	19.5
Health Care	20,121	—	—	20,121	11.4
Materials and Processing	10,883	—	—	10,883	6.1
Producer Durables	33,455	—	—	33,455	18.9
Technology	27,780	—	—	27,780	15.7
Utilities	5,858	—	—	5,858	3.3
Short-Term Investments	—	5,927	—	5,927	3.3
Other Securities	—	6,051	—	6,051	3.4

Total Investments	170,930	11,978	—	182,908	103.3

Other Assets and Liabilities, Net					(3.3)

					100.0

Other Financial Instruments
Futures Contracts	24	—	—	24	—	*

Total Other Financial Instruments**	$24	$—	$—	$24

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

34	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Fair Value of Derivative Instruments — December 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts

Location: Statement of Assets and Liabilities - Assets
Daily variation margin on futures contracts*	$24

Derivatives not accounted for as hedging instruments	Equity Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(427)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$(98)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	35

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Non-U.S. Fund
	Total Return
1 Year	(12.88)%
5 Years	(4.88	)%§
10 Years	4.31	%§

Russell Developed ex-U.S. Large Cap® Index Net**
	Total Return
1 Year	(12.35)%
5 Years	(3.82	)%§
10 Years	5.23	%§

MSCI EAFE® Index Net (USD)***
	Total Return
1 Year	12.14%
5 Years	(4.72	)%§
10 Years	4.67	%§

36	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Non-U.S. Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Non-U.S. Fund lost 12.88%. This is compared to the Fund’s benchmark, the Russell Developed ex-U.S. Large Cap® Index Net, which lost 12.35% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2011, the Lipper® International Core Funds (VIP) Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 13.20%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The continuously volatile market conditions of 2011 proved difficult for Fund performance. The fiscal year ended December 31, 2011 was best characterized as a period where investors were skeptical of companies with high debt levels and variable earnings streams. Stocks with above average dividend yields were the best performers and the Fund’s underweight to such stocks was detractive to returns during the year. While the money managers generally preferred global franchises with strong cash flows and less levered balance sheets, holdings that were more pro-cyclically geared were penalized on weakening prospects for global economic growth and fears about sovereign defaults in Europe.

During the fiscal year, the Fund allocated approximately 9% of its assets to emerging markets because money managers saw relatively attractive opportunities in these regions. However, this allocation was the key source of Fund underperformance on a regional basis, as emerging markets underperformed developed non-U.S. markets by more than 5.5% during the year, as measured by the Russell Emerging Markets Index. Concerns about geopolitical unrest, as exemplified by the “Arab spring,” in conjunction with high levels of inflation rates in China and Brazil, weighed upon country returns throughout 2011. These concerns were exacerbated by growing fears late in the year of renewed recession in Europe (a major trading partner and buyer of emerging markets’ exports), which further depressed emerging markets returns. The overweight exposure to emerging markets had a negative impact of roughly 1% on excess returns at the total Fund level.

The Fund’s 3% overweight to continental Europe was modestly beneficial given money managers’ preference for northern European markets such as Germany, the Netherlands, and Switzerland. These gains were entirely offset by holdings within the banking and industrial sectors, which fell sharply in response to the region’s unresolved debt crisis and potential for economic recession. While the Fund held a range of blue chip global companies in Europe, these were not immune to the impact of local events. Greater success was generated in Japan where an avoidance of companies that were impacted by the earthquake and nuclear disaster or the strong Yen helped.

Sector effects were similarly bifurcated with strong stock picking in technology and materials helping to blunt the shortfall generated by holdings in financials and consumer discretionary. Materials companies were the worst performing segment of the market in 2011, so unique holdings proved beneficial relative to mining firms that were under pressure by weaker demand forecasts. The Fund benefited from positive stock selection within technology, which was the second worst performing sector. However, positive stock selection was insufficient to overcome the drag from lackluster holdings in financials, which generally were negatively impacted by the European debt crisis. A number of consumer discretionary stocks also detracted as global consumption trends moderated.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

Investment strategies that favored companies with high historic earnings growth and that paid higher dividends, most of which resided in the defensive sectors of consumer staples and health care, tended to outperform the Fund’s benchmark during the period. Investment strategies that avoided Europe’s financial turmoil also outperformed. As global economic growth faltered, investors became increasingly skeptical of companies with aggressive growth forecasts. The Fund’s money managers were not well positioned on a number of these factors and this acted as a headwind to active returns during the year. For example, the Fund was underweight the top deciles of dividend yield and during a “risk off” year, this detracted from performance. Beyond this, an overweight to the highest forecast growth companies also had a negative impact. At a sector level, it was an overweight to technology coupled with underweights in health care and energy that detracted from the positive impact of stock selection. Country positioning was generally beneficial

Non-U.S. Fund	37

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

(i.e., underweight Japan and overweight U.K.), however the 9% allocation to emerging markets more than offset these beneficial weights. Despite a volatile market environment, the money managers’ stock selection within technology and consumer staples was additive, though this effect was moderated by poor stock selection within financials. Over the course of the fiscal year, two of the Fund’s money managers outperformed the Fund’s benchmark and two underperformed, the latter by enough to cause the Fund to lag its benchmark.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“Barrow Hanley”) outperformed the RGI Developed ex-U.S. Large Cap® Index for the fiscal year. Barrow’s strongest gains came from stock selection within the consumer staples and energy sectors. The manager’s returns were bolstered by a large overweight to stocks with the highest dividend yields.

Marsico Capital Management, LLC (“Marsico”) was the worst performing money manager in the Fund, trailing the RGI Developed ex-U.S. Large Cap® Index for the fiscal year. Notably high exposure to forecast earnings growth, emerging markets and price momentum were impediments to Marsico’s stock picks. In addition to being underweight defensive sectors that outperformed, stock selection was weak in financials, energy and consumer discretionary.

MFS Institutional Advisors, Inc. (“MFS”) outperformed the RGI Developed ex-U.S. Large Cap® Index during the fiscal year and was the best performer in the Fund. Its quality-growth strategy leads to selection of global companies with strong earnings growth and low financial leverage. This investment orientation was rewarded given investor sentiment during 2011. The manager’s strong stock selection in materials and continental Europe, both segments of the market that lagged the broader market, benefited the Fund’s performance.

Pzena Investment Management, LLC (“Pzena”) lagged the RGI Developed ex-U.S. Large Cap® Index during the period. Pzena is the Fund’s deep value manager and the manager with the greatest exposure to the financials sector. While the allocation effect was not sizable, poor stock picks within that sector fully offset positive stock selection across the broader portfolio. Pzena’s holdings in Europe were generally stocks with higher levels of market beta, and these were most severely sold off by investors seeking safety during the year.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of December 31, 2011	Styles
Barrow, Hanley, Mewhinney & Strauss, LLC	Value
Marsico Capital Management LLC	Growth
MFS Institutional Advisors Inc.	Growth
Pzena Investment Management LLC	Value

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**

Effective January 1, 2011, RIMCo changed the Fund’s primary benchmark from the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE®) Index Net (USD) to the Russell Developed ex-U.S. Large Cap® Index Net. RIMCo believes the Russell Developed ex-U.S. Large Cap® Index Net is an appropriate benchmark which more broadly represents the investable universe of stocks. Russell Developed ex-U.S. Large Cap® Index Net is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

***	MSCI EAFE® Index Net (USD) is an index, with dividends reinvested, representative of the securities markets of 20 developed countries in Europe, Australasia and the Far East.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

38	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$831 .90	$1,020.06
Expenses Paid During Period*	$4 .71	$5 .19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Non-U.S. Fund	39

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 92.1%
Australia - 1.0%
Billabong International, Ltd. (Ñ)	164,300	297
QBE Insurance Group, Ltd.	81,038	1,073
Wesfarmers, Ltd.	35,200	1,062
Westpac Banking Corp. (Ñ)	43,780	896

		3,328

Austria - 0.0%
Erste Group Bank AG	3,160	56

Belgium - 0.8%
Anheuser-Busch InBev NV Class 2	37,434	2,292
KBC Groep NV	17,798	224

		2,516

Bermuda - 1.0%
Li & Fung, Ltd. (Ñ)	1,180,000	2,185
RenaissanceRe Holdings, Ltd.	13,200	982
Yue Yuen Industrial Holdings, Ltd.	18,500	58

		3,225

Brazil - 1.5%
BM&FBovespa SA	99,900	525
BR Malls Participacoes SA	88,100	856
Brookfield Incorporacoes SA	507,300	1,346
Embraer SA - ADR (Æ)	5,500	139
OGX Petroleo e Gas Participacoes SA (Æ)	209,200	1,527
Tim Participacoes SA - ADR (Æ)	23,210	599

		4,992

Canada - 1.7%
Canadian National Railway Co. (Þ)	50,619	3,977
Imax Corp. (Æ)(Ñ)	22,055	404
Pacific Rubiales Energy Corp.	31,734	583
Potash Corp. of Saskatchewan, Inc.	16,523	682

		5,646

Cayman Islands - 0.7%
Baidu, Inc. - ADR (Æ)	12,690	1,478
Belle International Holdings, Ltd. Class A	474,000	826

		2,304

Czech Republic - 0.2%
Komercni Banka AS	4,254	717

Denmark - 1.3%
Danske Bank A/S (Æ)	156,376	1,986
Novo Nordisk A/S Class B	12,779	1,469
Novozymes A/S Class B	23,289	719

		4,174

	Principal Amount ($) or Shares	Market Value $
France - 7.4%
Air Liquide SA Class A	15,102	1,868
Capital Gemini SA	51,500	1,609
Casino Guichard Perrachon SA (Æ)	4,900	413
Credit Agricole SA	99,985	564
Danone	29,240	1,838
Dassault Systemes SA (Ñ)	6,300	505
GDF Suez	38,400	1,050
Lagardere SCA	28,031	740
Legrand SA - ADR	31,818	1,023
LVMH Moet Hennessy Louis Vuitton SA - ADR	15,796	2,237
Natixis	112,358	283
Pernod-Ricard SA	25,006	2,319
Publicis Groupe SA - ADR	14,442	664
Rallye SA	48,885	1,367
Sanofi - ADR	34,182	2,511
Schneider Electric SA	55,517	2,923
SCOR SE - ADR	20,080	469
Total SA	26,600	1,360
UBISOFT Entertainment (Æ)	110,845	742

		24,485

Germany - 6.4%
Adidas AG	14,796	962
Bayer AG	25,987	1,662
Bayerische Motoren Werke AG	18,149	1,216
Beiersdorf AG (Æ)	24,348	1,381
Deutsche Boerse AG (Æ)	31,705	1,662
E.ON AG	48,100	1,038
Henkel AG & Co. KGaA	15,787	764
Infineon Technologies AG - ADR	81,783	616
Linde AG	21,395	3,182
Merck KGaA	11,169	1,114
MTU Aero Engines Holding AG	49,471	3,166
SAP AG - ADR	27,041	1,430
Siemens AG	14,925	1,428
Volkswagen AG	11,066	1,484

		21,105

Hong Kong - 1.6%
AIA Group, Ltd.	246,200	769
China Unicom Hong Kong, Ltd. (Ñ)	1,206,000	2,537
CNOOC, Ltd.	622,000	1,088
Hang Lung Properties, Ltd. - ADR	312,000	887

		5,281

India - 0.6%
ICICI Bank, Ltd. - ADR	57,525	1,521
Infosys, Ltd. - ADR (Ñ)	11,160	573

		2,094

40	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ireland - 0.4%
Accenture PLC Class A	24,205	1,288

Israel - 0.7%
Check Point Software Technologies, Ltd. (Æ)(Ñ)	12,243	643
Teva Pharmaceutical Industries, Ltd. - ADR	39,650	1,601

		2,244

Italy - 2.3%
Enel SpA	309,700	1,260
ENI SpA - ADR	146,907	3,044
Finmeccanica SpA (Ñ)	102,046	377
Prada SpA (Æ)(Ñ)	48,600	220
Snam Rete Gas SpA	380,025	1,676
Telecom Italia SpA	978,100	1,052

		7,629

Japan - 13.7%
Amada Co., Ltd.	190,700	1,209
Canon, Inc. (Ñ)	155,100	6,872
Dai-ichi Life Insurance Co., Ltd. (The) (Ñ)	675	664
Denso Corp.	41,900	1,157
FANUC Corp.	16,500	2,525
Honda Motor Co., Ltd. (Ñ)	63,800	1,946
Hoya Corp.	79,800	1,719
Inpex Corp.	269	1,695
ITOCHU Corp.	266,100	2,705
Japan Tobacco, Inc.	231	1,086
Lawson, Inc. (Ñ)	22,200	1,386
Mabuchi Motor Co., Ltd. (Ñ)	37,300	1,553
Marubeni Corp.	107,000	652
Mitsubishi UFJ Financial Group, Inc.	186,700	793
Mori Seiki Co., Ltd. (Ñ)	94,400	841
MS&AD Insurance Group Holdings	53,100	984
Nintendo Co., Ltd.	8,700	1,199
Nissan Motor Co., Ltd. (Ñ)	61,600	554
NTT DoCoMo, Inc. - ADR (Ñ)	2,050	38
NTT DoCoMo, Inc.	975	1,792
Rakuten, Inc. (Ñ)	518	557
Shin-Etsu Chemical Co., Ltd.	73,700	3,629
Sumitomo Corp. (Ñ)	161,700	2,189
Sumitomo Mitsui Financial Group, Inc.	39,900	1,111
Sumitomo Realty & Development Co., Ltd.	36,000	630
THK Co., Ltd. (Ñ)	61,600	1,214
Toshiba TEC Corp.	109,479	390
Toyota Motor Corp.	27,500	916
Yamada Denki Co., Ltd.	9,540	649
Yokogawa Electric Corp. (Ñ)	273,500	2,470

		45,125

Jersey - 0.8%
Experian PLC	93,622	1,273
WPP PLC	145,357	1,525

		2,798

	Principal Amount ($) or Shares	Market Value $

Luxembourg - 0.7%
ArcelorMittal	40,173	735
Millicom International Cellular SA	16,297	1,632

		2,367

Mexico - 0.2%
Wal-Mart de Mexico SAB de CV	243,900	668

Netherlands - 6.4%
Aegon NV	237,157	952
Akzo Nobel NV	72,534	3,507
ASML Holding NV Class G	43,794	1,841
European Aeronautic Defence and Space Co. NV	32,665	1,021
Heineken NV	55,693	2,577
ING Groep NV (Æ)	545,945	3,929
Koninklijke Philips Electronics NV	94,804	1,998
Randstad Holding NV (Æ)	30,674	908
Reed Elsevier NV (Æ)	95,975	1,119
Sensata Technologies Holding NV (Æ)	42,958	1,129
Unilever NV	36,450	1,253
Wolters Kluwer NV	27,014	467
Yandex NV Class A (Æ)	16,795	331

		21,032

Norway - 1.9%
DNB ASA	175,200	1,715
Orkla ASA	200,800	1,499
Statoil ASA Class N	55,900	1,435
Statoil Fuel & Retail ASA (Æ)	213,500	1,592

		6,241

Russia - 0.4%
Gazprom OAO - ADR (Æ)	134,490	1,434

Singapore - 1.9%
Jardine Cycle & Carriage, Ltd. (Ñ)	102,900	3,818
Keppel Corp., Ltd. - ADR	37,200	267
Singapore Telecommunications, Ltd.	235,000	560
United Overseas Bank, Ltd. (Ñ)	142,400	1,676

		6,321

South Africa - 0.2%
MTN Group, Ltd.	39,432	702

South Korea - 1.3%
Samsung Electronics Co., Ltd.	2,682	2,463
Shinhan Financial Group Co., Ltd. (Æ)	48,371	1,669

		4,132

Spain - 1.8%
Amadeus IT Holding SA Class A (Ñ)	61,353	995
Banco Santander SA - ADR	345,982	2,629
Inditex SA	13,818	1,132
Indra Sistemas SA (Ñ)	47,450	604
Red Electrica Corp. SA (Ñ)	9,980	427

		5,787

Non-U.S. Fund	41

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Sweden - 0.5%
Hennes & Mauritz AB Class B	44,837	1,441
Svenska Cellulosa AB Class B	8,953	133

		1,574

Switzerland - 9.2%
ACE, Ltd.	17,725	1,243
Cie Financiere Richemont SA	11,035	558
Credit Suisse Group AG (Æ)	32,224	757
GAM Holding AG (Æ)	60,701	659
Givaudan SA (Æ)	774	737
Helvetia Holding AG (Æ)	5,815	1,826
Julius Baer Group, Ltd. (Æ)	88,332	3,455
Nestle SA	92,581	5,323
Novartis AG	74,950	4,286
Roche Holding AG	22,505	3,814
Sonova Holding AG (Æ)	5,622	588
Swatch Group AG (The) Class B	3,595	1,345
Swiss Re AG (Æ)	11,484	585
TE Connectivity, Ltd.	42,900	1,322
UBS AG (Æ)	200,791	2,390
Zurich Financial Services AG (Æ)	6,353	1,437

		30,325

Taiwan - 1.8%
Hon Hai Precision Industry Co., Ltd.	660,624	1,809
Hon Hai Precision Industry Co., Ltd. - GDR	99,784	549
HTC Corp.	20,700	340
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	256,719	3,314

		6,012

Thailand - 0.3%
Bangkok Bank PCL	200,800	1,044

United Kingdom - 20.7%
Aegis Group plc (Æ)	657,547	1,475
Anglo American PLC	55,774	2,061
ARM Holdings PLC	110,556	1,016
Aviva PLC	145,971	682
BAE Systems PLC	422,300	1,870
Barclays PLC	952,910	2,605
BG Group PLC	34,571	739
BP PLC	598,699	4,281
BP PLC - ADR	8,100	346
British Sky Broadcasting Group PLC	144,063	1,639
Burberry Group PLC	28,466	524
Carillion PLC	158,375	740
Compass Group PLC	153,830	1,460
Dairy Crest Group PLC	208,609	1,089

	Principal Amount ($) or Shares		Market Value $
Diageo PLC	97,498		2,130
GlaxoSmithKline PLC - ADR	55,900		1,277
Hays PLC	265,342		264
Home Retail Group PLC	270,828		351
HSBC Holdings PLC	787,458		6,005
Imperial Tobacco Group PLC	112,747		4,264
National Grid PLC	280,439		2,722
Reckitt Benckiser Group PLC	26,784		1,323
Reed Elsevier PLC	79,951		644
Rio Tinto PLC (Æ)	23,840		1,157
Rolls-Royce Holdings PLC (Å)(Æ)	61,640		715
Royal Bank of Scotland Group PLC - ADR (Æ)	1,407,623		441
Royal Dutch Shell PLC Class A	198,176		7,240
Sage Group PLC (The)	237,721		1,086
Shire PLC - ADR (Æ)	38,152		1,329
Smith & Nephew PLC	122,585		1,191
Smiths Group PLC	57,089		811
Standard Chartered PLC	149,578		3,273
Tesco PLC	260,082		1,630
Travis Perkins PLC	148,200		1,831
Tullow Oil PLC	48,877		1,064
Vodafone Group PLC - ADR (Æ)	1,964,492		5,457
Xstrata PLC	91,435		1,389

			68,121

United States - 2.5%
Citigroup, Inc.	36,765		967
Las Vegas Sands Corp. (Æ)	14,958		639
MercadoLibre, Inc.	11,135		886
Philip Morris International, Inc.	52,300		4,104
Synthes, Inc. (Æ)(Þ)	2,321		389
Wynn Resorts, Ltd.	10,803		1,194

			8,179

Virgin Islands, British - 0.2%
Arcos Dorados Holdings, Inc. Class A	32,203		661

Total Common Stocks (cost $309,834)			303,607

Preferred Stocks - 0.3%
Brazil - 0.2%
Usinas Siderurgicas de Minas Gerais SA (Æ)	107,300		584

Germany - 0.1%
Porsche Automobil Holding SE	7,250		388

Total Preferred Stocks (cost $1,327)			972

Short-Term Investments - 7.0%
United States - 7.0%
Russell U.S. Cash Management Fund	23,155,039	(¥)	23,155

Total Short-Term Investments (cost $23,155)			23,155

42	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Other Securities - 7.5%
Russell Investment Funds Liquidating Trust (×)	731,421	(¥)	743
Russell U.S. Cash Collateral Fund (×)	23,969,002	(¥)	23,969

Total Other Securities (cost $24,700)			24,712

Total Investments - 106.9% (identified cost $359,016)			352,446
Other Assets and Liabilities, Net - (6.9%)			(22,868)

Net Assets - 100.0%			329,578

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	43

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
ASX SPI 200 Index Futures (Australia)	19	AUD	1,909	03/12	(81)
CAC 40 Index Futures (France)	70	EUR	2,216	01/12	54
DAX Index Futures (Germany)	12	EUR	1,770	03/12	20
EURO STOXX 50 Index Futures (EMU)	170	EUR	3,924	03/12	73
FTSE 100 Index Futures (UK)	58	GBP	3,211	03/12	100
Hang Seng Index Futures (Hong Kong)	6	HKD	5,537	01/12	(6)
S&P TSE 60 Index Futures (Canada)	20	CAD	2,716	03/12	4
TOPIX Index Futures (Japan)	51	JPY	371,279	03/12	(71)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					93

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Barclays Bank PLC	USD	324	AUD	319	03/21/12	—
Barclays Bank PLC	USD	477	CAD	483	03/21/12	(4)
Barclays Bank PLC	USD	1,739	EUR	1,298	03/21/12	(58)
Barclays Bank PLC	USD	778	GBP	496	03/21/12	(9)
Barclays Bank PLC	USD	139	HKD	1,079	03/21/12	—
Barclays Bank PLC	USD	810	JPY	62,750	03/21/12	7
Brown Brothers Harriman & Co.	USD	101	AUD	100	03/21/12	—
Brown Brothers Harriman & Co.	USD	147	CAD	150	03/21/12	—
Brown Brothers Harriman & Co.	USD	402	EUR	300	03/21/12	(13)
Brown Brothers Harriman & Co.	USD	235	GBP	150	03/21/12	(2)
Brown Brothers Harriman & Co.	USD	39	HKD	300	03/21/12	—
Brown Brothers Harriman & Co.	USD	259	JPY	20,000	03/21/12	2
Citibank	AUD	46	USD	46	01/04/12	(1)
Commonwealth Bank of Australia	USD	324	AUD	319	03/21/12	—
Commonwealth Bank of Australia	USD	1,739	EUR	1,298	03/21/12	(58)
Commonwealth Bank of Australia	USD	810	JPY	62,750	03/21/12	7
Credit Suisse First Boston	USD	324	AUD	319	03/21/12	—
Credit Suisse First Boston	USD	477	CAD	483	03/21/12	(4)
Credit Suisse First Boston	USD	1,739	EUR	1,298	03/21/12	(58)
Credit Suisse First Boston	USD	778	GBP	496	03/21/12	(9)
Deutsche Bank AG	USD	324	AUD	319	03/21/12	—
Deutsche Bank AG	USD	1,739	EUR	1,298	03/21/12	(59)
Deutsche Bank AG	USD	139	HKD	1,079	03/21/12	—
HSBC Bank PLC	USD	324	AUD	319	03/21/12	—
HSBC Bank PLC	USD	477	CAD	483	03/21/12	(4)
HSBC Bank PLC	USD	1,739	EUR	1,298	03/21/12	(58)
HSBC Bank PLC	USD	778	GBP	496	03/21/12	(9)
HSBC Bank PLC	USD	139	HKD	1,079	03/21/12	—
HSBC Bank PLC	USD	809	JPY	62,750	03/21/12	7
JP Morgan Chase Bank	USD	324	AUD	319	03/21/12	—
JP Morgan Chase Bank	USD	477	CAD	483	03/21/12	(4)
JP Morgan Chase Bank	USD	1,739	EUR	1,298	03/21/12	(58)
JP Morgan Chase Bank	USD	779	GBP	496	03/21/12	(9)
JP Morgan Chase Bank	USD	139	HKD	1,079	03/21/12	—
JP Morgan Chase Bank	USD	810	JPY	62,750	03/21/12	7
JP Morgan Chase Bank	EUR	200	USD	261	03/21/12	2
JP Morgan Chase Bank	GBP	200	USD	309	03/21/12	(1)
Morgan Stanley & Co., Inc.	USD	86	SEK	593	01/04/12	—

See accompanying notes which are an integral part of the financial statements.

44	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Royal Bank of Canada	USD	477	CAD	483	03/21/12	(4)
Royal Bank of Canada	USD	779	GBP	496	03/21/12	(9)
Royal Bank of Canada	USD	139	HKD	1,079	03/21/12	—
Royal Bank of Canada	USD	810	JPY	62,750	03/21/12	7
Royal Bank of Scotland PLC	USD	57	CHF	53	01/04/12	—
Royal Bank of Scotland PLC	USD	94	DKK	540	01/03/12	—
Royal Bank of Scotland PLC	USD	124	EUR	96	01/03/12	—
Royal Bank of Scotland PLC	USD	285	GBP	185	01/04/12	2
Royal Bank of Scotland PLC	USD	168	HKD	1,306	01/03/12	—
Royal Bank of Scotland PLC	USD	180	JPY	13,957	01/05/12	2
Royal Bank of Scotland PLC	USD	24	SEK	166	01/03/12	—
State Street Bank & Trust Co.	USD	17	AUD	17	01/03/12	—
State Street Bank & Trust Co.	USD	2	BRL	4	01/03/12	—
State Street Bank & Trust Co.	USD	10	BRL	18	01/03/12	—
State Street Bank & Trust Co.	USD	24	BRL	46	01/03/12	—
State Street Bank & Trust Co.	USD	26	BRL	49	01/03/12	—
State Street Bank & Trust Co.	USD	477	CAD	483	03/21/12	(4)
State Street Bank & Trust Co.	USD	260	EUR	200	03/21/12	(1)
State Street Bank & Trust Co.	USD	778	GBP	496	03/21/12	(9)
State Street Bank & Trust Co.	USD	12	HKD	94	01/03/12	—
State Street Bank & Trust Co.	USD	22	HKD	169	01/04/12	—
State Street Bank & Trust Co.	USD	2	THB	53	01/04/12	—
State Street Bank & Trust Co.	USD	1	THB	39	01/05/12	—
State Street Bank & Trust Co.	AUD	9	USD	9	01/03/12	—
State Street Bank & Trust Co.	AUD	105	USD	107	01/03/12	(1)
State Street Bank & Trust Co.	AUD	—	USD	—	01/05/12	—
State Street Bank & Trust Co.	AUD	31	USD	32	01/05/12	—
State Street Bank & Trust Co.	AUD	100	USD	101	03/21/12	(1)
State Street Bank & Trust Co.	CAD	100	USD	98	03/21/12	—
State Street Bank & Trust Co.	EUR	200	USD	264	03/21/12	5
State Street Bank & Trust Co.	EUR	200	USD	261	03/21/12	2
State Street Bank & Trust Co.	JPY	20,000	USD	257	03/21/12	(4)
State Street Bank & Trust Co.	THB	359	USD	11	01/04/12	—
State Street Bank & Trust Co.	THB	522	USD	16	01/05/12	—
UBS AG	CHF	23	USD	25	01/05/12	—
Westpac Banking Corp.	USD	139	HKD	1,079	03/21/12	—
Westpac Banking Corp.	USD	810	JPY	62,750	03/21/12	7

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(394)

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	45

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$3,328	$—	$—	$3,328	1.0
Austria	56	—	—	56	—	*
Belgium	2,516	—	—	2,516	0.8
Bermuda	3,225	—	—	3,225	1.0
Brazil	4,992	—	—	4,992	1.5
Canada	5,646	—	—	5,646	1.7
Cayman Islands	2,304	—	—	2,304	0.7
Czech Republic	717	—	—	717	0.2
Denmark	4,174	—	—	4,174	1.3
France	24,485	—	—	24,485	7.4
Germany	21,105	—	—	21,105	6.4
Hong Kong	5,281	—	—	5,281	1.6
India	2,094	—	—	2,094	0.6
Ireland	1,288	—	—	1,288	0.4
Israel	2,244	—	—	2,244	0.7
Italy	7,629	—	—	7,629	2.3
Japan	45,125	—	—	45,125	13.7
Jersey	2,798	—	—	2,798	0.8
Luxembourg	2,367	—	—	2,367	0.7
Mexico	668	—	—	668	0.2
Netherlands	21,032	—	—	21,032	6.4
Norway	6,241	—	—	6,241	1.9
Russia	1,434	—	—	1,434	0.4
Singapore	6,321	—	—	6,321	1.9
South Africa	702	—	—	702	0.2
South Korea	4,132	—	—	4,132	1.3
Spain	5,787	—	—	5,787	1.8
Sweden	1,574	—	—	1,574	0.5
Switzerland	30,325	—	—	30,325	9.2
Taiwan	6,012	—	—	6,012	1.8
Thailand	1,044	—	—	1,044	0.3
United Kingdom	68,121	—	—	68,121	20.7
United States	8,179	—	—	8,179	2.5
Virgin Islands, British	661	—	—	661	0.2
Preferred Stocks	972	—	—	972	0.3
Short-Term Investments	—	23,155	—	23,155	7.0
Other Securities	—	24,712	—	24,712	7.5

Total Investments	304,579	47,867	—	352,446	106.9

Other Assets and Liabilities, Net					(6.9)

					100.0

Other Financial Instruments
Futures Contracts	93	—	—	93	—	*
Foreign Currency Exchange Contracts	2	(396)	—	(394)	(0.1)

Total Other Financial Instruments**	$95	$(396)	$—	$(301)

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

46	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Fair Value of Derivative Instruments — December 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$57
Daily variation margin on futures contracts*	251	—

Total	$251	$57

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$451
Daily variation margin on futures contracts*	158	—

Total	$158	$451

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(3,234)	$—
Foreign currency-related transactions	—	120

Total	$(3,234)	$120

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$82	$—
Foreign currency-related transactions	—	(634)

Total	$82	$(634)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	47

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Core Bond Fund
	Total Return
1 Year	4.68%
5 Years	6.64	%§
10 Years	5.84	%§

Barclays Capital U.S. Aggregate Bond Index**
	Total Return
1 Year	7.84%
5 Years	6.50	%§
10 Years	5.78	%§

48	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Core Bond Fund gained 4.68%. This is compared to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which gained 7.84% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2011, the Lipper® BBB Rated Corp Debt Funds (VIP) Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 6.85%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund’s performance for the fiscal year reflected the up and down market environment that was dominated by the third quarter market sell-off. The Fund was well-positioned for the market rally that continued from 2010 into the first quarter of 2011. Overweight positions in corporate bonds and non-agency mortgages were positive for Fund performance in the first quarter. However, when market sentiment began to turn in May, so did the Fund’s performance. As the market became saturated by the Federal Reserve’s selling of Maiden Lane II assets, non-agency mortgage prices began to fall rapidly and additional sales occurred at distressed prices. In the third quarter, the market sell off became more broad-based, leading most of the Fund’s active credit positions to generate substantial underperformance. Investment grade and high yield corporate bonds, non-agency mortgages, emerging market debt and non-dollar positions all underperformed during this period, to such an extent that the Fund’s third quarter relative underperformance dominated 2011 results. The Fund was particularly overweight in the financial sector with corporate bonds, but fears of financial contagion stemming from Europe led that segment of the market to substantially underperform, along with other industries within the corporate bond sector. As the market rallied in the fourth quarter, the Fund’s financials exposure continued to lag behind other credit-sensitive assets. The fourth quarter rally was particularly positive for more liquid credit sectors such as large-cap high yield debt, emerging market debt and non-dollar positions, which all benefited the Fund. However, the Fund’s exposure to less liquid segments of the market, like non-agency mortgages, which did not experience the same fourth quarter rally, prevented the Fund from recouping any of its third quarter losses relative to the Index.

With respect to interest rates exposure, the Fund came into the year short duration (i.e., underweight to interest rate risk), which was a positive in the first few month of the year, but similar to the Fund’s credit exposures, ultimately led to underperformance during the latter half of the year. The Fund’s underweight to duration remained substantial going into August when Treasuries and interest rates rallied in spite of an unsatisfactory resolution to the U.S. budget negotiations that led to an S&P downgrade of U.S. government debt. This dynamic was also negative for the Fund from a yield curve perspective, as the Fund was most underweight interest rates in the long end of the curve, which happened to rally the most in the third quarter. This underweight to the long end of the curve was reduced in the fourth quarter, which was beneficial to Fund performance since the long end continued to perform well.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

The Fund’s money managers tend to invest the Fund’s assets in non-Treasury sectors and types of securities that are not found within the Index (e.g., high yield credit, mortgage-backed securities and emerging market debt). As a result of having a more aggressive asset allocation relative to the Index, all three managers underperformed, with the third quarter risk off market environment dominating market returns. The underweight to interest rate risk, particularly on the long end of the yield curve, accounted for nearly half of the Fund’s underperformance, while exposures to non-agency mortgages and investment grade financials accounted for most of the remainder. The Fund did receive some positive performance from its holdings in commercial mortgage-backed securities.

Goldman Sachs Asset Management, L.P. underperformed the Fund’s Index to a lesser degree than the other managers in large part because it was less aggressive in expressing similar active views. It added value through security selection in agency mortgage-backed securities and successfully timed its rotation into and out of high yield corporate debt.

Core Bond Fund	49

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Metropolitan West Asset Management, LLC (“MetWest”) was consistently underweight to duration and overweight financials and non-agencies. Non-agency mortgage exposure was the most significant detractor from performance.

Pacific Investment Management Company LLC (“PIMCo”) struggled the most among managers in the Fund, as it was overweight financials and non-agency mortgages, and underweight to duration in generally larger magnitudes than the Fund’s other managers. PIMCo was particularly underweight the long end of the yield curve and also held a number of non-dollar positions that underperformed.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the fiscal year.

Money Managers as of December 31, 2011	Styles
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Metropolitan West Asset Management LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

50	Core Bond Fund

*	Assumes initial investment on January 1, 2001.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$1,019.30	$1,022.08
Expenses Paid During Period*	$3.16	$3.16

*	Expenses are equal to the Fund’s annualized expense ratio of 0.62% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Core Bond Fund	51

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 89.7%
Asset-Backed Securities - 5.3%
Access Group, Inc. Series 2008-1 Class A 1.718% due 10/27/25 (Ê)	654	655
ACE Securities Corp. Series 2005-SD3 Class A 0.657% due 08/25/45 (Ê)	60	57
Ameriquest Mortgage Securities, Inc. Series 2004-R10 Class A5 0.647% due 11/25/34 (Ê)	—	—
Series 2005-R11 Class A2C 0.487% due 01/25/36 (Ê)	766	749
Asset Backed Securities Corp. Home Equity Series 2005-HE5 Class M3 0.737% due 06/25/35 (Ê)	1,050	647
Series 2006-HE5 Class A5 0.497% due 07/25/36 (Ê)	1,200	377
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	190	142
Brazos Higher Education Authority Series 2005-3 Class A14 0.468% due 09/25/23 (Ê)	287	281
Series 2010-1 Class A1 1.406% due 05/25/29 (Ê)	262	260
Series 2010-1 Class A2 1.706% due 02/25/35 (Ê)	500	469
Series 2011-1 Class A2 1.306% due 02/25/30 (Ê)	700	681
Series 2011-2 Class A2 1.268% due 07/25/29 (Ê)	800	778
Carrington Mortgage Loan Trust Series 2006-NC1 Class A4 0.567% due 01/25/36 (Ê)	1,900	589
Centex Home Equity Series 2006-A Class AV4 0.507% due 06/25/36 (Ê)	700	368
CIT Education Loan Trust Series 2007-1 Class A 0.448% due 03/25/42 (Ê)(Þ)	526	477
CIT Mortgage Loan Trust Series 2007-1 Class 2A1 1.257% due 10/25/37 (Å)(Ê)	38	37
Series 2007-1 Class 2A2 1.507% due 10/25/37 (Å)(Ê)	130	97
Series 2007-1 Class 2A3 1.707% due 10/25/37 (Å)(Ê)	180	72
Citigroup Mortgage Loan Trust, Inc. Series 2007-WFH1 Class A3 0.407% due 01/25/37 (Ê)	1,045	742
Series 2007-WFH1 Class A4 0.457% due 01/25/37 (Ê)	934	392
Series 2007-WFH4 Class A2B 1.307% due 07/25/37 (Ê)	1,290	651

	Principal Amount ($) or Shares	Market Value $
Conseco Financial Corp. Series 1996-10 Class M1 7.240% due 11/15/28	700	760
Series 1999-2 Class A5 6.680% due 12/01/30	604	608
Countrywide Home Equity Loan Trust Series 2006-HW Class 2A1B 0.393% due 11/15/36 (Ê)	286	204
Educational Funding of the South, Inc. Series 2011-1 Class A2 1.068% due 04/25/35 (Ê)	210	193
EFS Volunteer LLC Series 2010-1 Class A2 1.268% due 10/25/35 (Ê)(Þ)	500	472
First Franklin Mortgage Loan Asset Backed Certificates Series 2007-FF1 Class A2B 0.347% due 01/25/38 (Ê)	641	310
GCO Education Loan Funding Trust Series 2006-1 Class A10L 0.696% due 02/27/28 (Ê)	100	85
Series 2006-1 Class A11L 0.736% due 05/25/36 (Ê)	100	83
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 1A1 7.000% due 09/25/37	40	29
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	53	37
Goal Capital Funding Trust Series 2010-1 Class A 1.206% due 08/25/48 (Ê)(Þ)	86	82
GSAA Trust Series 2006-2 Class 2A3 0.527% due 12/25/35 (Ê)	320	281
HASC 2007 OPT1 2A2 0.404% due 12/25/36	1,650	909
HSBC Home Equity Loan Trust Series 2005-1 Class A 0.545% due 01/20/34 (Ê)	148	134
Series 2006-4 Class A3V 0.405% due 03/20/36 (Ê)	720	693
Series 2007-1 Class AS 0.455% due 03/20/36 (Ê)	490	409
Series 2007-2 Class M2 0.625% due 07/20/36 (Ê)	1,300	564
Series 2007-3 Class APT 1.455% due 11/20/36 (Ê)	214	189
Indymac Residential Asset Backed Trust Series 2006-H2 Class A 0.407% due 06/28/36 (Ê)	208	91
IXIS Real Estate Capital Trust Series 2005-HE1 Class M2 0.992% due 06/25/35 (Ê)	218	203
JPMorgan Mortgage Acquisition Corp. Series 2006-HE1 Class A4 0.547% due 01/25/36 (Ê)	2,350	791

52	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Knowledge Works Foundation Series 2010-1 Class A 1.456% due 02/25/42 (Ê)	271	262
Lehman XS Trust
Series 2006-9 Class A1B 0.417% due 05/25/46 (Ê)	210	111
Series 2006-13 Class 1A2 0.427% due 09/25/36 (Ê)	201	109
Series 2006-19 Class A2 0.427% due 12/25/36 (Ê)	222	117
Long Beach Mortgage Loan Trust Series 2004-4 Class 1A1 0.817% due 10/25/34 (Ê)	5	3
Series 2004-4 Class M1 1.157% due 10/25/34 (Ê)	1,000	702
Mastr Asset Backed Securities Trust Series 2005-WMC1 Class M1 0.677% due 03/25/35 (Ê)	12	12
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-1 Class A2B 0.427% due 04/25/37 (Ê)	154	63
Series 2007-4 Class 2A2 0.377% due 07/25/37 (Ê)	1,160	686
Missouri Higher Education Loan Authority Series 2010-1 Class A1 1.456% due 11/26/32 (Ê)	779	780
Morgan Stanley ABS Capital I Series 2006-HE1 Class A4 0.547% due 01/25/36 (Ê)	1,950	783
Series 2007-HE2 Class A2B 0.347% due 01/25/37 (Ê)	1,043	324
Series 2007-HE5 Class A2C 0.507% due 03/25/37 (Ê)	800	225
Northstar Education Finance, Inc. Series 2004-1 Class A4 0.615% due 04/29/19 (Ê)	1,000	994
Series 2007-1 Class A1 0.525% due 04/28/30 (Ê)	475	434
Series 2007-1 Class A3 0.485% due 01/29/46 (Ê)	500	448
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	109	94
Series 2006-C Class A4 0.507% due 07/25/36 (Ê)	1,480	717
Series 2006-D Class A3 0.517% due 11/25/46 (Ê)	1,500	711
Renaissance Home Equity Loan Trust Series 2005-2 Class AF4 4.934% due 08/25/35	85	65
Series 2006-1 Class AF6 5.746% due 05/25/36	166	75

	Principal Amount ($) or Shares	Market Value $
Residential Asset Mortgage Products, Inc. Series 2003-RS9 Class AI6A 6.110% due 10/25/33	381	366
Series 2003-RS11 Class AI6A 5.980% due 12/25/33	116	107
Residential Asset Securities Corp. Series 2003-KS4 Class AIIB 0.837% due 06/25/33 (Ê)	30	17
SG Mortgage Securities Trust Series 2006-OPT2 Class A3C 0.407% due 10/25/36 (Ê)	1,500	381
SLM Student Loan Trust Series 2006-5 Class A6B 0.538% due 10/25/40 (Ê)	490	439
Series 2008-2 Class A1 0.718% due 01/25/15 (Ê)	10	10
Series 2008-7 Class A2 0.918% due 10/25/17 (Ê)	2,800	2,792
Small Business Administration Participation Certificates Series 2005-20G Class 1 4.750% due 07/01/25	548	600
Soundview Home Equity Loan Trust Series 2005-OPT3 Class A4 0.557% due 11/25/35 (Ê)	471	432
Structured Asset Securities Corp. Series 2006-BC6 Class A2 0.337% due 01/25/37 (Ê)	387	381
Washington Mutual Asset-Backed Certificates Series 2006-HE2 Class A3 0.407% due 05/25/36 (Ê)	587	262

		29,150

Corporate Bonds and Notes - 17.1%
ACCO Brands Corp. 10.625% due 03/15/15	225	250
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	211
Ally Financial, Inc. 7.500% due 12/31/13	1,900	1,951
7.500% due 09/15/20	100	101
Altria Group, Inc. 9.700% due 11/10/18	150	202
American Airlines 2011-2 Class A Pass Through Trust Series A 8.625% due 10/15/21	625	638
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	314
6.000% due 09/13/17 (Ñ)	400	453
American Express Centurion Bank Series BKN1 6.000% due 09/13/17	400	452

Core Bond Fund	53

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

American Express Co. 7.000% due 03/19/18 (Ñ)	200	242
American International Group, Inc. 5.600% due 10/18/16 (Ñ)	700	675
5.450% due 05/18/17	1,000	956
5.850% due 01/16/18	900	880
Amgen, Inc. 3.875% due 11/15/21	400	404
6.900% due 06/01/38	1,000	1,231
Anadarko Petroleum Corp.
6.375% due 09/15/17	325	377
8.700% due 03/15/19	150	192
Anheuser-Busch InBev Worldwide, Inc.
4.125% due 01/15/15	225	243
Arch Coal, Inc.
8.750% due 08/01/16	70	76
7.000% due 06/15/19 (Þ)	350	357
Arizona Public Service Co.
5.800% due 06/30/14 (Ñ)	100	111
6.250% due 08/01/16	75	88
Ashtead Capital, Inc.
9.000% due 08/15/16 (Þ)	100	104
AT&T, Inc.
4.950% due 01/15/13	200	208
2.950% due 05/15/16	350	365
5.500% due 02/01/18	200	232
3.875% due 08/15/21	150	159
6.300% due 01/15/38	900	1,104
6.400% due 05/15/38	175	216
Bank of America Corp.
7.375% due 05/15/14	1,310	1,357
3.625% due 03/17/16	125	115
5.625% due 10/14/16	450	432
6.000% due 09/01/17	335	327
5.750% due 12/01/17	140	132
Bank of America NA
Series BKNT
0.627% due 06/15/16 (Ê)	600	485
6.100% due 06/15/17 (Ñ)	775	729
BB&T Corp.
3.200% due 03/15/16	325	339
Bear Stearns Cos. LLC (The)
7.250% due 02/01/18	445	522
Berkshire Hathaway, Inc.
3.750% due 08/15/21 (Ñ)	250	260
Boardwalk Pipelines, LP
5.875% due 11/15/16	225	253
Brandywine Operating Partnership, LP
4.950% due 04/15/18	275	271
Burlington Northern Santa Fe LLC
6.875% due 12/01/27	25	32
6.750% due 03/15/29	10	13
Calpine Construction Finance Co., LP and CCFC Finance Corp.
8.000% due 06/01/16 (Þ)	800	864
Capital One Capital III
7.686% due 08/15/36	225	224

	Principal Amount ($) or Shares	Market Value $
Case New Holland, Inc.
7.750% due 09/01/13	125	133
Cellco Partnership / Verizon Wireless Capital LLC
8.500% due 11/15/18	175	236
CenterPoint Energy Resources Corp.
6.125% due 11/01/17	50	57
Charter Communications Operating LLC / Charter Communications Operating Capital
10.875% due 09/15/14 (Ø)(Þ)	125	134
Chase Capital III
Series C
1.077% due 03/01/27 (Ê)	295	203
CHS/Community Health Systems, Inc.
8.875% due 07/15/15 (Ñ)	471	486
Chubb Corp. (The)
6.375% due 03/29/67	175	173
Cigna Corp.
2.750% due 11/15/16	175	175
Cimarex Energy Co.
7.125% due 05/01/17	50	52
CIT Group, Inc.
7.000% due 05/01/15	285	285
7.000% due 05/04/15 (Þ)	125	125
7.000% due 05/01/17	198	198
7.000% due 05/02/17 (Ñ)(Þ)	400	400
6.625% due 04/01/18 (Ñ)(Þ)	390	404
Series
7.000% due 05/01/16	141	141
Citigroup Capital XXI
8.300% due 12/21/57	830	829
Citigroup, Inc.
5.500% due 04/11/13	700	715
5.850% due 07/02/13	100	103
2.453% due 08/13/13 (Ê)	100	98
5.000% due 09/15/14	400	396
4.750% due 05/19/15	175	177
4.700% due 05/29/15	50	51
5.850% due 08/02/16	220	231
6.000% due 08/15/17	850	891
6.125% due 11/21/17	495	528
6.125% due 08/25/36	300	260
6.875% due 03/05/38	450	494
8.125% due 07/15/39	450	551
Columbus Southern Power Co.
Series C
5.500% due 03/01/13	10	10
CommScope, Inc.
8.250% due 01/15/19 (Þ)	225	225
Continental Airlines 1999-1 Class A Pass Through Trust
Series 991A
6.545% due 02/02/19	182	189
Continental Airlines 2007-1 Class A Pass Through Trust
Series 071A
5.983% due 04/19/22 (Ñ)	139	145

54	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Continental Airlines 2009-1 Pass Through Trust
Series 09-1
9.000% due 07/08/16	228	251
Credit Suisse USA, Inc.
5.500% due 08/15/13 (Ñ)	45	47
CSC Holdings LLC
8.500% due 04/15/14	460	509
DCP Midstream LLC
9.750% due 03/15/19 (Þ)	100	130
DDR Corp.
9.625% due 03/15/16	85	99
7.500% due 04/01/17	250	270
Dell, Inc.
4.700% due 04/15/13	400	419
Delta Air Lines 2002-1 Class G-1 Pass Through Trust
Series 02G1
6.718% due 01/02/23	127	126
Delta Air Lines, Inc.
9.500% due 09/15/14 (Ñ)(Þ)	207	213
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
3.500% due 03/01/16	350	361
6.000% due 08/15/40	100	109
Discover Bank
Series BKNT
8.700% due 11/18/19 (Ñ)	250	285
DJO Finance LLC / DJO Finance Corp.
10.875% due 11/15/14	135	126
Dolphin Subsidiary II, Inc.
7.250% due 10/15/21 (Þ)	650	702
Dow Chemical Co. (The)
7.600% due 05/15/14	424	479
Duke Realty, LP
6.750% due 03/15/20	200	219
Dynegy Roseton / Danskammer Pass Through Trust Series B
Series B
7.670% due 11/08/16	700	427
Ecolab, Inc.
3.000% due 12/08/16 (Ñ)	350	362
4.350% due 12/08/21	325	347
Edison Mission Energy
7.000% due 05/15/17	675	439
El Paso Corp.
Series GMTN
8.050% due 10/15/30	200	233
El Paso Natural Gas Co.
7.500% due 11/15/26	100	123
El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/20	300	331
5.000% due 10/01/21	650	669
Energy Transfer Partners, LP
5.950% due 02/01/15	300	324
Enterprise Products Operating LLC
6.650% due 04/15/18	125	148

	Principal Amount ($) or Shares	Market Value $
Series A
8.375% due 08/01/66	100	107
ERP Operating LP
4.625% due 12/15/21	300	306
Farmers Exchange Capital
7.050% due 07/15/28 (Þ)	500	529
7.200% due 07/15/48 (Þ)	300	311
Fifth Third Bancorp
3.625% due 01/25/16	125	127
8.250% due 03/01/38	1,100	1,345
Fifth Third Bank
Series BKNT
0.576% due 05/17/13 (Ê)	250	245
First Niagara Financial Group, Inc.
6.750% due 03/19/20	125	132
FPL Energy Wind Funding LLC
6.876% due 06/27/17 (Þ)	184	152
Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/17	300	319
Frontier Communications Corp.
6.250% due 01/15/13 (Ñ)	325	332
GE Capital Trust I
6.375% due 11/15/67 (Ñ)	198	195
General Electric Capital Corp.
1.388% due 05/22/13 (Ê)	75	75
5.900% due 05/13/14 (Ñ)	350	383
5.625% due 05/01/18	230	258
4.375% due 09/16/20	300	307
5.875% due 01/14/38	300	318
Series EMTN
0.595% due 03/20/14 (Ê)	400	392
6.375% due 11/15/67 (Ñ)	1,900	1,871
Series GMTN
6.875% due 01/10/39	350	419
Series MTNA
6.750% due 03/15/32	425	498
General Electric Co.
5.250% due 12/06/17	150	172
GenOn REMA LLC
Series B
9.237% due 07/02/17	343	336
Goldman Sachs Group, Inc. (The)
6.000% due 05/01/14 (Ñ)	150	156
3.625% due 02/07/16	285	275
6.250% due 09/01/17	600	627
6.150% due 04/01/18	400	413
7.500% due 02/15/19	550	607
6.000% due 06/15/20	150	154
6.750% due 10/01/37	800	744
Series MTNB
0.816% due 07/22/15 (Ê)	100	88
Goodyear Tire & Rubber Co. (The)
10.500% due 05/15/16 (Ñ)	195	215
HCA, Inc.
8.500% due 04/15/19	300	329
7.875% due 02/15/20	575	621
7.250% due 09/15/20	250	264

Core Bond Fund	55

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

HCP, Inc.
6.000% due 01/30/17	175	189
6.700% due 01/30/18	425	472
5.375% due 02/01/21	125	131
Series MTNE
6.000% due 06/15/14	400	424
Health Care REIT, Inc.
4.700% due 09/15/17	400	397
4.950% due 01/15/21	300	287
5.250% due 01/15/22	200	196
6.500% due 03/15/41	200	200
Healthcare Realty Trust, Inc.
6.500% due 01/17/17	950	1,020
Hewlett-Packard Co.
0.786% due 05/24/13 (Ê)(Ñ)	700	693
3.000% due 09/15/16	225	227
Historic TW, Inc.
8.050% due 01/15/16	195	229
HSBC Bank USA
4.875% due 08/24/20	250	232
Indiantown Cogeneration, LP
Series A-10
9.770% due 12/15/20	248	257
International Lease Finance Corp.
6.500% due 09/01/14 (Þ)	720	736
6.750% due 09/01/16 (Þ)	100	103
Ipalco Enterprises, Inc.
5.000% due 05/01/18	125	123
iPCS, Inc.
2.554% due 05/01/13 (Ê)	440	408
JPMorgan Chase & Co.
5.375% due 01/15/14 (Ñ)	170	181
3.150% due 07/05/16	600	603
6.000% due 01/15/18	200	223
4.250% due 10/15/20	300	302
4.350% due 08/15/21	375	379
JPMorgan Chase Bank NA
Series BKNT
5.875% due 06/13/16	70	76
6.000% due 10/01/17	945	1,016
JPMorgan Chase Capital XIII
Series M
1.319% due 09/30/34 (Ê)	480	329
JPMorgan Chase Capital XXI
Series U
1.379% due 02/02/37 (Ê)	335	237
JPMorgan Chase Capital XXIII
1.457% due 05/15/47 (Ê)	545	373
Kinder Morgan Energy Partners, LP
5.950% due 02/15/18	700	800
Kraft Foods, Inc.
6.125% due 02/01/18	200	234
6.125% due 08/23/18	125	147
6.500% due 02/09/40	175	228
L-3 Communications Corp.
Series B
6.375% due 10/15/15	100	103

	Principal Amount ($) or Shares	Market Value $
Lehman Brothers Holdings, Inc.
5.625% due 01/24/13 (Æ)(Ø)	200	53
6.200% due 09/26/14 (Æ)(Ø)	200	53
Liberty Property, LP
4.750% due 10/01/20	275	279
Manufacturers & Traders Trust Co.
5.585% due 12/28/20	84	82
MBNA Corp.
6.125% due 03/01/13	200	201
Merrill Lynch & Co., Inc.
5.450% due 02/05/13	1,000	1,007
6.050% due 05/16/16	300	283
6.400% due 08/28/17	325	315
6.875% due 04/25/18	500	493
MetLife, Inc.
4.750% due 02/08/21	350	379
6.400% due 12/15/36 (Ñ)	100	95
Metropolitan Life Global Funding I
5.125% due 06/10/14 (Þ)	200	215
Mirant Mid Atlantic Pass Through Trust B
Series B
9.125% due 06/30/17	362	372
Morgan Stanley
0.855% due 10/18/16 (Ê)	435	349
5.550% due 04/27/17	425	410
6.250% due 08/28/17	600	587
5.950% due 12/28/17	125	119
6.625% due 04/01/18	550	543
5.625% due 09/23/19	275	255
Series GMTN
2.953% due 05/14/13 (Ê)	200	192
5.450% due 01/09/17	225	217
National City Bank
Series BKNT
0.703% due 06/07/17 (Ê)	700	642
Nationwide Financial Services, Inc.
5.375% due 03/25/21 (Þ)	375	368
NBCUniversal Media LLC
4.375% due 04/01/21	525	554
NCUA Guaranteed Notes
Series A4
3.000% due 06/12/19	400	426
Nevada Power Co.
Series L
5.875% due 01/15/15	100	112
Newfield Exploration Co.
7.125% due 05/15/18	150	160
5.750% due 01/30/22 (Ñ)	50	54
News America, Inc.
8.250% due 10/17/96	20	24
Series WI
6.150% due 02/15/41	300	346
Nextel Communications, Inc.
Series C
5.950% due 03/15/14 (Ñ)	205	198
Series E
6.875% due 10/31/13 (Ñ)	260	259

56	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Nielsen Finance LLC / Nielsen Finance Co.
11.500% due 05/01/16	312	357
Nisource Finance Corp.
6.400% due 03/15/18	145	167
6.125% due 03/01/22	335	386
NRG Energy, Inc.
7.375% due 01/15/17 (Ñ)	100	104
7.625% due 01/15/18	160	160
8.500% due 06/15/19 (Ñ)	155	157
7.875% due 05/15/21 (Þ)	125	122
Oncor Electric Delivery Co. LLC
6.800% due 09/01/18	550	669
Panhandle Eastern Pipeline Co., LP
8.125% due 06/01/19	450	551
Philip Morris International, Inc.
6.375% due 05/16/38	100	130
Plains Exploration & Production Co.
7.625% due 06/01/18	350	371
Plastipak Holdings, Inc.
8.500% due 12/15/15 (Þ)	100	102
PNC Bank NA
Series BKNT
6.875% due 04/01/18	175	198
Progress Energy, Inc.
5.625% due 01/15/16	40	46
7.050% due 03/15/19	200	247
ProLogis, LP
1.875% due 11/15/37	150	147
Prudential Financial, Inc.
3.875% due 01/14/15	375	388
4.500% due 11/15/20 (Ñ)	100	101
Prudential Holdings LLC
8.695% due 12/18/23 (Þ)	550	691
Public Service Co. of New Mexico
7.950% due 05/15/18	260	304
Puget Sound Energy, Inc.
Series A
6.974% due 06/01/67 (Ñ)	125	125
PulteGroup, Inc.
5.250% due 01/15/14	1,000	980
Qwest Communications International, Inc.
8.000% due 10/01/15	365	389
Qwest Corp.
7.625% due 06/15/15	100	111
8.375% due 05/01/16	175	200
Range Resources Corp.
7.500% due 10/01/17	50	53
7.250% due 05/01/18	100	107
Reinsurance Group of America, Inc.
6.750% due 12/15/65	275	238
Rensselaer Polytechnic Institute
5.600% due 09/01/20	325	366
Rock-Tenn Co.
5.625% due 03/15/13	25	26
RSC Equipment Rental, Inc./RSC Holdings III LLC
10.000% due 07/15/17 (Þ)	325	379

	Principal Amount ($) or Shares	Market Value $
Sabine Pass LNG, LP
7.250% due 11/30/13	780	788
7.500% due 11/30/16 (Ñ)	65	65
7.500% due 11/30/16 (Þ)	380	367
Santander Holdings USA, Inc.
4.625% due 04/19/16	130	125
Simon Property Group, LP
6.100% due 05/01/16	130	148
5.650% due 02/01/20	275	315
SLM Corp.
6.250% due 01/25/16	2,050	1,992
Southern Union Co.
3.447% due 11/01/66 (Ê)	1,005	937
Springleaf Finance Corp.
6.900% due 12/15/17	300	216
State Street Capital Trust III
5.337% due 01/29/49 (Ê)(ƒ)(Ñ)	200	197
Steel Dynamics, Inc.
7.750% due 04/15/16	275	287
SunTrust Banks, Inc.
3.600% due 04/15/16	200	204
Tenet Healthcare Corp.
10.000% due 05/01/18	400	457
Tennessee Gas Pipeline Co.
8.000% due 02/01/16	200	236
7.500% due 04/01/17	75	89
8.375% due 06/15/32	100	127
Time Warner, Inc.
5.875% due 11/15/16	400	462
Transatlantic Holdings, Inc.
8.000% due 11/30/39	150	170
UAL 2009-1 Pass Through Trust
Series 09-1
10.400% due 11/01/16	77	85
Union Electric Co.
6.400% due 06/15/17	205	245
Union Pacific Corp.
4.163% due 07/15/22	349	379
UnitedHealth Group, Inc.
4.875% due 02/15/13	200	208
6.000% due 06/15/17	3	4
6.500% due 06/15/37	45	57
Verizon Communications, Inc.
3.500% due 11/01/21	300	312
Wachovia Corp.
5.625% due 10/15/16	100	109
5.750% due 02/01/18	500	568
WEA Finance LLC / WT Finance Aust Pty, Ltd.
7.500% due 06/02/14 (Þ)	205	225
6.750% due 09/02/19 (Þ)	95	106
Wells Fargo & Co.
5.625% due 12/11/17	300	342
Series K
7.980% due 03/29/49 (ƒ)(Ñ)	3,300	3,534

Core Bond Fund	57

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Williams Cos., Inc. (The)
7.875% due 09/01/21	161	198
8.750% due 03/15/32	108	142
Xylem, Inc.
3.550% due 09/20/16 (Þ)	250	258
ZFS Finance USA Trust II
6.450% due 12/15/65 (Þ)	300	273

		93,408

International Debt - 9.1%
Abbey National Treasury Services PLC
1.553% due 04/25/13 (ž)	300	299
1.602% due 06/10/13 (ž)	2,000	1,996
3.875% due 11/10/14 (Þ)	870	817
4.000% due 04/27/16 (Ñ)	275	247
Achmea Hypotheekbank NV
3.200% due 11/03/14 (Þ)	548	575
AK Transneft OJSC Via TransCapitalInvest, Ltd.
8.700% due 08/07/18 (Þ)	100	120
ANZ National International, Ltd.
6.200% due 07/19/13 (Þ)	600	636
ARES CLO, Ltd.
Series 2005-10A Class A3
0.590% due 09/18/17 (Å)(Ê)	248	241
AstraZeneca PLC
5.900% due 09/15/17 (Ñ)	100	121
Australia & New Zealand Banking Group, Ltd.
1.288% due 05/08/13 (Å)(Ê)	300	300
AWAS Aviation Capital, Ltd.
7.000% due 10/17/16 (Þ)	330	330
Banco Santander Brazil SA
2.450% due 03/18/14 (Ê)(Þ)	200	191
Bank of Montreal
2.850% due 06/09/15 (Þ)	100	104
Bank of New York Mellon SA Institucion de Banca Multiple
9.625% due 05/02/21 (Þ)	199	183
Bank of Scotland PLC
5.250% due 02/21/17 (Þ)	200	209
Barclays Bank PLC
6.050% due 12/04/17 (Þ)	200	181
BBVA Bancomer SA
7.250% due 04/22/20 (Ñ)(Þ)	300	300
6.500% due 03/10/21 (Þ)	200	193
Black Diamond CLO, Ltd.
Series 2007-1A Class AD
0.678% due 04/29/19 (Ê)(Þ)	750	676
BM&FBovespa SA
5.500% due 07/16/20 (Ñ)(Þ)	100	103
BNP Paribas SA
5.186% due 06/29/49 (ƒ)(Þ)	300	198
Series MTn
0.791% due 04/08/13 (Ê)	680	639
Bolivarian Republic of Venezuela
8.250% due 10/13/24	70	46

	Principal Amount ($) or Shares	Market Value $
BP Capital Markets PLC
3.200% due 03/11/16	200	210
4.500% due 10/01/20	350	385
Braskem Finance, Ltd.
5.750% due 04/15/21 (Þ)	300	298
BRFkredit AS
2.050% due 04/15/13 (Þ)	1,400	1,426
Chatham Light CLO, Ltd.
Series 2005-2A Class A1
0.682% due 08/03/19 (Å)(Ê)	454	437
Cie de Financement Foncier
2.125% due 04/22/13 (Ñ)(Þ)	100	99
Colombia Government International Bond
4.375% due 07/12/21	550	591
Corp. Nacional del Cobre de Chile
7.500% due 01/15/19 (Þ)	200	255
Covidien International Finance SA
4.200% due 06/15/20	175	192
Credit Suisse NY
6.000% due 02/15/18	770	759
CSN Islands XI Corp.
6.875% due 09/21/19 (Þ)	200	211
Deutsche Bank AG
6.000% due 09/01/17	600	670
Dexia Credit Local SA
0.908% due 04/29/14 (Ê)(Þ)	500	454
DnB Boligkreditt AS
2.100% due 10/14/15 (Þ)	1,600	1,586
Dolphin Energy, Ltd.
5.888% due 06/15/19 (Þ)	110	119
Electricite De France
5.500% due 01/26/14 (Þ)	200	214
6.500% due 01/26/19 (Ñ)(Þ)	200	226
6.950% due 01/26/39 (Þ)	200	235
Endurance Specialty Holdings, Ltd.
6.150% due 10/15/15	100	105
Enel Finance International NV
6.250% due 09/15/17 (Þ)	300	286
Escrow GM Corp
1.000% due 12/31/12 (Å)	80	30
Export-Import Bank of Korea
5.875% due 01/14/15	700	751
Gazprom International SA for Gazprom
Series regs
7.201% due 02/01/20	45	48
Gazprom OAO Via Gaz Capital SA
Series REGS
9.250% due 04/23/19	110	131
HBOS PLC
Series GMTN
6.750% due 05/21/18 (Þ)	825	661
HSBC Bank PLC
3.100% due 05/24/16 (Þ)	800	800
HSBC Bank USA
Series CLN
Zero coupon due 08/15/40	590	720

58	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

HSBC Finance Corp.
1.807% due 04/05/13 (Ê)	300	375
HSBC Holdings PLC
6.500% due 05/02/36	100	101
6.500% due 09/15/37	100	99
Indian Oil Corp., Ltd.
4.750% due 01/22/15	400	402
ING Bank NV
1.397% due 03/15/13 (Ê)(Þ)	600	586
1.737% due 06/09/14 (Ê)(Þ)	300	287
2.375% due 06/09/14 (Þ)	375	366
2.500% due 01/14/16 (Þ)	700	687
Intelsat Jackson Holdings SA
9.500% due 06/15/16 (Ñ)	580	606
7.250% due 04/01/19 (Þ)	375	381
Intesa Sanpaolo SpA
2.906% due 02/24/14 (Ê)(Þ)	200	176
Israel Government AID Bond
5.500% due 09/18/33	400	529
Jasper CLO, Ltd.
Series 2005-1A Class A
0.699% due 08/01/17 (Ê)(Þ)	1,871	1,716
Korea Electric Power Corp.
5.125% due 04/23/34 (Þ)	60	63
Majapahit Holding BV
Series REGS
7.750% due 10/17/16	100	112
Mexico Government International Bond
6.050% due 01/11/40	260	318
Monument Park CDO, Ltd.
Series 2004-1A Class A1
0.959% due 01/20/16 (Ê)(Þ)	272	267
Morgan Stanley
2.001% due 04/13/16	100	105
1.752% due 01/16/17	200	201
Series GMTN
5.750% due 02/14/17	300	440
Morgan Stanley Bank AG for OAO Gazprom
Series REGS
9.625% due 03/01/13	900	959
MUFG Capital Finance 1, Ltd.
6.346% due 07/29/49 (ƒ)(Ñ)	200	203
National Australia Bank, Ltd.
5.350% due 06/12/13 (Þ)	800	835
Newcrest Finance Pty, Ltd.
4.450% due 11/15/21 (Þ)	300	296
Nexen, Inc.
7.500% due 07/30/39	150	180
Noble Group, Ltd.
6.750% due 01/29/20 (Þ)	100	86
Nordea Eiendomskreditt AS
1.875% due 04/07/14 (Þ)	1,000	1,001
North American Development Bank
4.375% due 02/11/20	400	449
PE Paper Escrow GmbH
12.000% due 08/01/14 (Þ)	200	213

	Principal Amount ($) or Shares	Market Value $
Petrobras International Finance Co. - Pifco
3.875% due 01/27/16	400	412
7.875% due 03/15/19	800	955
5.750% due 01/20/20	30	32
5.375% due 01/27/21	420	441
Petroleos de Venezuela SA
Series REGS
8.500% due 11/02/17	160	121
Petroleos Mexicanos
8.000% due 05/03/19	320	399
PPL WEM Holdings PLC
5.375% due 05/01/21 (Þ)	230	241
Province of Ontario Canada
1.375% due 01/27/14	200	202
PTTEP Canada International Finance, Ltd.
5.692% due 04/05/21 (Þ)	210	220
Qatar Government International Bond
5.250% due 01/20/20 (Þ)	520	571
QBE Capital Funding III, Ltd.
7.250% due 05/24/41 (Þ)	250	220
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.838% due 09/30/27 (Þ)	250	266
Series REGS
6.750% due 09/30/19	300	355
Republic of Venezuela
7.750% due 10/13/19	180	129
Resona Bank, Ltd.
5.850% due 09/29/49 (ƒ)(Þ)	100	99
Royal Bank of Scotland Group PLC
6.990% due 10/29/49 (ƒ)(Þ)	300	188
Series 1
9.118% due 03/31/49 (ƒ)	300	201
Royal Bank of Scotland PLC (The)
3.250% due 01/11/14	500	479
4.875% due 08/25/14 (Þ)	1,000	979
5.625% due 08/24/20	200	192
RZD Capital, Ltd.
5.739% due 04/03/17	500	503
Santander US Debt SA Unipersonal
2.991% due 10/07/13 (Þ)	400	382
SLM Corp.
1.044% due 06/17/13 (Ê)	150	183
Sparebank 1 Boligkreditt AS
2.625% due 05/27/16 (Þ)	1,100	1,110
Swedbank AB
2.900% due 01/14/13 (Þ)	800	819
Teck Resources, Ltd.
10.750% due 05/15/19	200	244
TNK-BP Finance SA
Series REGS
7.500% due 07/18/16	120	127
TransCanada PipeLines, Ltd.
6.350% due 05/15/67	225	226
Transocean, Inc.
6.000% due 03/15/18	100	102
6.500% due 11/15/20	325	336
6.375% due 12/15/21 (Ñ)	450	478

Core Bond Fund	59

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Turkiye Garanti Bankasi AS
2.909% due 04/20/16 (Ê)(Þ)	200	180
UBS AG
5.850% due 12/31/17 (Å)	270	79
Series BKNT
5.875% due 12/20/17	400	416
5.750% due 04/25/18	100	104
Vale Overseas, Ltd.
5.625% due 09/15/19	400	441
Venezuela Government International Bond
9.000% due 05/07/23	40	29
9.250% due 05/07/28	20	14
Vimpel Communications Via VIP Finance Ireland, Ltd. OJSC
7.748% due 02/02/21 (Ñ)(Þ)	200	171
Virgin Media Finance PLC
Series 1
9.500% due 08/15/16 (Ñ)	225	253
Vivendi SA
5.750% due 04/04/13 (Þ)	400	418
Weatherford International, Ltd.
9.625% due 03/01/19 (Å)	250	323
Westchester CLO, Ltd.
Zero coupon due 08/01/22 (Å)	1,282	1,143
Westpac Banking Corp.
3.585% due 08/14/14 (Þ)	700	746
WG Horizons CLO
Series 2006-1A Class A1
0.772% due 05/24/19 (Ê)(Þ)	800	744
White Nights Gazprom
10.500% due 03/08/14	200	224
10.500% due 03/25/14	300	336
WPP Finance UK
8.000% due 09/15/14	250	278

		49,754

Loan Agreements - 0.3%
Caesars Entertainment Operating Co., Inc. Term Loan B2
3.294% due 01/28/15 (Ê)	175	152
3.418% due 01/28/15	325	282
Chrysler Group LLC Term Loan B
6.000% due 05/24/17	499	471
HCA, Inc. Extended Term Loan B3
3.546% due 05/01/18	507	480

		1,385

Mortgage-Backed Securities - 38.4%
ABN Amro Mortgage Corp.
Series 2003-13 Class A3
5.500% due 01/25/34	1,319	1,330
Adjustable Rate Mortgage Trust
Series 2004-5 Class 2A1
2.689% due 04/25/35	46	41
Series 2007-1 Class 1A1
2.910% due 03/25/37	983	452
American Home Mortgage Assets
Series 2007-4 Class A2
0.447% due 08/25/37 (Ê)	741	489

	Principal Amount ($) or Shares	Market Value $
American Home Mortgage Investment Trust
Series 2004-4 Class 4A
2.245% due 02/25/45 (Ê)	65	48
Banc of America Funding Corp.
Series 2005-D Class A1
2.705% due 05/25/35 (Ê)	72	69
Series 2006-3 Class 5A8
5.500% due 03/25/36	475	435
Series 2006-A Class 4A1
5.445% due 02/20/36 (Ê)	303	215
Series 2006-I Class 5A1
5.964% due 10/20/46 (Ê)	1,159	872
Series 2007-4 Class 3A1
0.627% due 06/25/37 (Ê)	1,194	621
Banc of America Large Loan, Inc.
Series 2010-HLTN Class HLTN
1.999% due 11/15/15 (Ê)(Þ)	96	86
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2002-PB2 Class A4
6.186% due 06/11/35	64	64
Series 2005-2 Class A4
4.783% due 07/10/43	30	30
Series 2005-2 Class A5
4.857% due 07/10/43	745	807
Series 2006-1 Class A4
5.372% due 09/10/45	280	310
Series 2006-2 Class A4
5.921% due 05/10/45	200	224
Banc of America Mortgage Securities, Inc.
Series 2004-1 Class 5A1
6.500% due 09/25/33	5	5
Series 2004-11 Class 2A1
5.750% due 01/25/35	170	174
Series 2005-H Class 2A5
2.764% due 09/25/35 (Ê)	220	163
Series 2006-B Class 1A1
2.327% due 10/20/46 (Ê)	61	25
BCAP LLC Trust
Series 2011-RR4 Class 7A2
11.189% due 04/26/37 (Þ)	578	153
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-1 Class 6A1
2.725% due 04/25/33	21	18
Series 2003-8 Class 4A1
2.828% due 01/25/34	67	62
Series 2004-9 Class 22A1
3.208% due 11/25/34 (Ê)	41	38
Series 2005-2 Class A1
2.710% due 03/25/35 (Ê)	647	600
Series 2007-3 Class 1A1
5.174% due 05/25/47	246	150
Bear Stearns Alt-A Trust
Series 2005-4 Class 23A1
2.588% due 05/25/35	154	112

60	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2005-7 Class 22A1
2.772% due 09/25/35	369	232
Series 2005-10 Class 24A1
2.542% due 01/25/36	352	170
Series 2006-1 Class 21A2
2.700% due 02/25/36	441	160
Bear Stearns Commercial Mortgage Securities
Series 2002-PBW1 Class A2
4.720% due 11/11/35	665	672
Series 2005-T20 Class A4A
5.295% due 10/12/42	890	984
Series 2006-PW14 Class A4
5.201% due 12/11/38	1,600	1,756
Series 2006-T22 Class A4
5.705% due 04/12/38	505	568
Citigroup Commercial Mortgage Trust
Series 2007-C6 Class A4
5.885% due 12/10/49	330	364
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11 Class A2A
2.580% due 10/25/35 (Ê)	43	35
Series 2006-AR7 Class 1A4A
5.302% due 11/25/36	536	334
Series 2007-10 Class 2A3A
5.884% due 09/25/37	460	272
Series 2007-10 Class 2A4A
6.118% due 09/25/37 (Ê)	283	183
Series 2007-AR8 Class 2A1A
5.216% due 07/25/37	653	406
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1 Class A4
5.400% due 07/15/44	340	376
Commercial Mortgage Pass Through Certificates
Series 2006-C8 Class A4
5.306% due 12/10/46	200	217
Series 2007-C9 Class A4
6.008% due 12/10/49	165	184
Countrywide Alternative Loan Trust
Series 2005-81 Class A1
0.537% due 02/25/37 (Ê)	294	139
Series 2005-32T1 Class A7
0.507% due 08/25/35 (Ê)	6	6
Series 2005-48T1 Class A6
5.500% due 11/25/35	897	560
Series 2006-36T2 Class 1A9
1.157% due 12/25/36 (Ê)	258	117
Series 2006-45T1 Class 2A2
6.000% due 02/25/37	997	605
Series 2006-OA16 Class A2
0.447% due 10/25/46 (Ê)	1,453	764
Series 2006-OA19 Class A1
0.435% due 02/20/47 (Ê)	640	285
Series 2007-15CB Class A5
5.750% due 07/25/37	621	430

	Principal Amount ($) or Shares	Market Value $
Series 2007-OA11 Class A1A
1.598% due 11/25/47 (Ê)	857	362
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-52 Class A1
2.647% due 02/19/34	98	83
Series 2004-22 Class A3
2.746% due 11/25/34	137	98
Series 2004-HYB9 Class 1A1
2.709% due 02/20/35	225	172
Series 2005-1 Class 2A1
0.547% due 03/25/35 (Ê)	1,324	665
Series 2005-3 Class 1A2
0.547% due 04/25/35 (Ê)	22	12
Series 2005-HYB9 Class 3A2A
2.595% due 02/20/36 (Ê)	43	29
Series 2007-1 Class A1
6.000% due 03/25/37	1,181	934
Series 2007-2 Class A2
6.000% due 03/25/37	2,100	1,653
Series 2007-4 Class 1A10
6.000% due 05/25/37	2,000	1,506
Series 2007-HY1 Class 1A2
5.326% due 04/25/37	2	—
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-9 Class 2A1
5.500% due 10/25/35	297	270
Credit Suisse Mortgage Capital Certificates
Series 2006-8 Class 4A1
6.500% due 10/25/21	354	276
Series 2006-C2 Class A3
5.850% due 03/15/39	100	107
Series 2007-2 Class 3A4
5.500% due 03/25/37	1,000	852
DBRR Trust
Series 2011-LC2 Class A4A
4.537% due 07/12/44 (Þ)	340	376
DBUBS Mortgage Trust
Series 2011-LC2A Class A2
3.386% due 07/10/44 (Þ)	900	931
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
Series 2005-AR1 Class 2A3 1.857% due 08/25/35	465	230
Series 2007-AR3 Class 2A4 0.607% due 06/25/37 (Ê)	500	74
Series 2007-OA1 Class A1 0.407% due 02/25/47 (Ê)	2,018	921
Series 2007-OA2 Class A1 0.970% due 04/25/47 (Ê)	1,135	652
Fannie Mae 2.659% due 2017 (Ê)	23	23
6.000% due 2017	20	22
3.740% due 2018	893	964
3.840% due 2018	210	228

Core Bond Fund	61

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.500% due 2018	88	95
4.506% due 2019 (Ê)	700	778
3.416% due 2020 (Ê)	198	210
3.584% due 2020 (Ê)	593	634
3.632% due 2020 (Ê)	198	212
3.665% due 2020 (Ê)	810	871
3.763% due 2020 (Ê)	1,577	1,703
4.250% due 2020	781	861
5.500% due 2020	77	84
4.301% due 2021	495	551
5.500% due 2021	115	125
5.500% due 2022	226	246
5.500% due 2023	161	178
4.000% due 2024	279	294
4.000% due 2025	1,500	1,585
4.500% due 2025	1,095	1,185
3.500% due 2026	3,942	4,169
6.000% due 2026	326	359
6.000% due 2027	185	204
6.000% due 2028	14	16
6.000% due 2032	194	217
5.000% due 2033	69	75
5.500% due 2033	14	15
6.000% due 2033	10	11
5.000% due 2034	562	608
5.500% due 2034	517	568
4.500% due 2035	68	73
5.000% due 2035	3,727	4,030
5.500% due 2035	5	5
3.662% due 2036 (Ê)	232	235
5.500% due 2037	2,227	2,433
6.000% due 2037	97	109
5.500% due 2038	3,825	4,198
6.000% due 2038	659	733
4.000% due 2039	1,926	2,026
4.500% due 2039	1,475	1,600
5.000% due 2039	38	41
4.000% due 2040	8,811	9,285
4.500% due 2040	1,880	2,011
5.500% due 2040	341	371
4.000% due 2041	10,224	10,764
4.500% due 2041	3,597	3,831
5.000% due 2041	2,887	3,127
15 Year TBA (Ï) 3.000%	15,645	16,151
3.500%	1,100	1,151
30 Year TBA (Ï) 3.500%	5,000	5,141
4.000%	5,000	5,123
5.000%	2,000	2,115
6.500%	1,000	1,113
Series 2003-343 Class 6
Interest Only STRIP 5.000% due 10/01/33	119	18
Series 2003-345 Class 18
Interest Only STRIP 4.500% due 12/01/18	245	21

	Principal Amount ($) or Shares	Market Value $
Series 2003-345 Class 19
Interest Only STRIP 4.500% due 01/01/19	268	22
Series 2005-365 Class 12
Interest Only STRIP 5.500% due 12/01/35	453	65
Series 2006-369 Class 8
Interest Only STRIP 5.500% due 04/01/36	81	13
Fannie Mae REMICS Series 1999-56 Class Z 7.000% due 12/18/29	52	60
Series 2003-32 Class FH 0.657% due 11/25/22 (Ê)	76	76
Series 2003-35 Class FY 0.657% due 05/25/18 (Ê)	143	143
Series 2006-27 Class SH
Interest Only STRIP 6.443% due 04/25/36 (Ê)	2,488	371
Series 2007-30 Class AF 0.567% due 04/25/37 (Ê)	87	87
Series 2010-95 Class S
Interest Only STRIP 6.343% due 09/25/40 (Ê)	2,584	383
Series 2010-112 Class PI
Interest Only STRIP 6.000% due 10/25/40	2,764	427
Fannie Mae Whole Loan Series 2003-W1 Class 1A1 6.301% due 12/25/42	26	30
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series 2011-K703 Class A2 2.699% due 05/25/18	500	514
Federal Home Loan Mortgage Corp. Structured Pass Through Securities Series 2005-63 Class 1A1
1.431% due 02/25/45 (Ê)	20	19
First Horizon Asset Securities, Inc. Series 2005-AR4 Class 2A1 2.638% due 10/25/35 (Ê)	910	656
Freddie Mac 6.000% due 2016	8	8
5.000% due 2018	120	129
5.000% due 2019	236	255
5.000% due 2020	225	243
3.500% due 2025	1,360	1,428
2.615% due 2030 (Ê)	1	1
5.000% due 2035	775	834
5.139% due 2037 (Ê)	178	190
5.500% due 2037	823	888
6.000% due 2037	209	233
5.500% due 2038	3,296	3,643
6.000% due 2038	1,179	1,309
4.500% due 2039	5,295	5,673
6.000% due 2039	77	86
4.000% due 2040	2,350	2,483

62	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

4.500% due 2040	190	201
5.500% due 2040	683	742
4.000% due 2041	9,132	9,666
4.500% due 2041	6,572	7,087
Freddie Mac REMICS Series 2000-2266 Class F 0.698% due 11/15/30 (Ê)	9	9
Series 2005-3019 Class IM
Interest Only STRIP 5.500% due 01/15/31	17	—
Series 2007-3335 Class BF 0.398% due 07/15/19 (Ê)	101	101
Series 2007-3335 Class FT 0.398% due 08/15/19 (Ê)	219	219
GE Capital Commercial Mortgage Corp. Series 2002-1A Class A3 6.269% due 12/10/35	335	336
Series 2002-2A Class A3 5.349% due 08/11/36	684	691
Ginnie Mae I 3.950% due 2025	93	102
4.500% due 2039	1,684	1,842
30 Year TBA(Ï)
3.500%	—	—
4.000%	2,000	2,145
Ginnie Mae II 2.375% due 2026 (Ê)	105	109
1.625% due 2027 (Ê)	7	8
1.750% due 2032 (Ê)	37	38
Government National Mortgage Association Series 2000-29 Class F
0.755% due 09/20/30 (Ê)	11	11
Series 2007-26 Class SD
Interest Only STRIP 6.550% due 05/16/37 (Ê)	2,349	372
Series 2010-116 Class MP 3.500% due 09/16/40	1,906	1,977
Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class A4 4.948% due 01/11/35	636	646
Series 2004-GG1 Class A7 5.317% due 06/10/36	880	938
Series 2006-GG7 Class A4 6.073% due 07/10/38	1,105	1,228
Series 2007-GG9 Class A4 5.444% due 03/10/39	315	341
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4 5.553% due 04/10/38	320	348
Series 2011-GC5 Class A4 3.707% due 08/10/44	1,165	1,217
GSR Mortgage Loan Trust Series 2005-AR7 Class 6A1 5.149% due 11/25/35	127	111
Series 2006-2F Class 3A3 6.000% due 02/25/36	862	645

	Principal Amount ($) or Shares	Market Value $
Series 2006-3F Class 2A3 5.750% due 03/25/36	281	248
Series 2006-8F Class 4A17 6.000% due 09/25/36	461	385
Series 2007-AR1 Class 1A1 2.772% due 03/25/37	1,538	847
Series 2007-AR2 Class 2A1 2.755% due 05/25/47	836	558
Harborview Mortgage Loan Trust Series 2005-3 Class 2A1A 0.495% due 06/19/35 (Ê)	1,284	781
Series 2005-4 Class 3A1 2.769% due 07/19/35	111	72
Indymac Index Mortgage Loan Trust Series 2005-AR31 Class 1A1 2.411% due 01/25/36	522	280
Series 2006-AR35 Class 2A1A 0.427% due 01/25/37 (Ê)	467	205
Series 2006-AR41 Class A3 0.437% due 02/25/37 (Ê)	1,243	516
Series 2007-AR5 Class 1A1 4.872% due 05/25/37	526	197
JPMorgan Alternative Loan Trust Series 2006-A2 Class 3A1
2.617% due 05/25/36	1,306	678
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5 Class A4
5.373% due 12/15/44	390	431
Series 2006-CB16 Class A4 5.552% due 05/12/45	220	241
Series 2006-LDP7 Class A4 6.072% due 04/15/45	650	730
Series 2006-LDP8 Class A3B 5.447% due 05/15/45	250	258
Series 2006-LDP8 Class A4 5.399% due 05/15/45	290	319
Series 2007-CB18 Class A4 5.440% due 06/12/47	1,200	1,286
Series 2007-LD12 Class A4 5.882% due 02/15/51	100	109
Series 2007-LDPX Class A3 5.420% due 01/15/49	700	757
JPMorgan Mortgage Trust Series 2005-A1 Class 6T1 5.021% due 02/25/35 (Ê)	40	39
Series 2005-A5 Class TA1 5.413% due 08/25/35	342	316
Series 2005-S3 Class 1A2 5.750% due 01/25/36	73	67
Series 2007-A1 Class 2A2 2.752% due 07/25/35 (Ê)	332	279
Series 2007-A4 Class 3A1 5.714% due 06/25/37	1,549	1,268
Series 2007-S3 Class 1A8 6.000% due 08/25/37	1,178	929
Lehman Mortgage Trust Series 2005-3 Class 1A3 5.500% due 01/25/36	190	132

Core Bond Fund	63

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-8 Class 2A1 0.677% due 12/25/36 (Ê)	552	228
Series 2007-8 Class 3A1 7.250% due 09/25/37	757	307
Lehman XS Trust Series 2007-7N Class 1A2 0.497% due 06/25/47 (Ê)	708	298
Mastr Adjustable Rate Mortgages Trust Series 2007-HF2 Class A1 0.567% due 09/25/37 (Ê)	771	465
Mastr Alternative Loans Trust Series 2003-4 Class B1 5.773% due 06/25/33	130	113
Series 2004-10 Class 5A6 5.750% due 09/25/34	130	132
Mellon Residential Funding Corp. Series 2000-TBC2 Class A1 0.729% due 06/15/30 (Ê)	87	76
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.467% due 02/25/36 (Ê)	78	50
Series 2006-A1 Class 1A1 2.750% due 03/25/36	731	382
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	100	105
MLCC Mortgage Investors, Inc. Series 2005-3 Class 5A 0.507% due 11/25/35 (Ê)	47	36
Morgan Stanley Capital I Series 2005-T19 Class A4A 4.890% due 06/12/47	750	818
Series 2006-HQ9 Class A4 5.731% due 07/12/44	515	570
Series 2006-T23 Class A4 5.990% due 08/12/41	490	560
Series 2007-IQ16 Class A4 5.809% due 12/12/49	805	886
Series 2007-T27 Class A4 5.794% due 06/11/42	720	820
Series 2011-C3 Class A2 3.224% due 07/15/49	195	202
Series 2011-C3 Class A4 4.118% due 07/15/49	115	123
NCUA Guaranteed Notes Series 2010-C1 Class APT 2.650% due 10/29/20	484	506
Series 2010-R1 Class 1A 0.695% due 10/07/20 (Ê)	1,320	1,322
Series 2010-R2 Class 1A 0.615% due 11/06/17 (Ê)	1,204	1,204
Series 2010-R2 Class 2A 0.715% due 11/05/20 (Ê)	751	751
Series 2011-R2 Class 1A 0.645% due 02/06/20 (Ê)	1,001	1,001

	Principal Amount ($) or Shares	Market Value $
Prime Mortgage Trust Series 2004-CL1 Class 1A2 0.657% due 02/25/34 (Ê)	15	14
Residential Accredit Loans, Inc. Series 2005-QO5 Class A1 1.218% due 01/25/46 (Ê)	1,562	724
Series 2005-QS13 Class 2A3 5.750% due 09/25/35	280	195
Series 2007-QO4 Class A1 0.457% due 05/25/47 (Ê)	1,230	661
Residential Asset Securitization Trust Series 2003-A15 Class 1A2 0.707% due 02/25/34 (Ê)	111	99
Series 2005-A10 Class A3 5.500% due 09/25/35	248	201
Series 2006-A9CB Class A6 6.000% due 09/25/36	229	120
Residential Funding Mortgage Securities I Series 2005-SA4 Class 2A1 2.939% due 09/25/35	406	295
Series 2006-SA4 Class 2A1 3.716% due 11/25/36	233	153
Sequoia Mortgage Trust Series 2001-5 Class A 0.605% due 10/19/26 (Ê)	33	28
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12 Class 3A2 2.444% due 09/25/34	45	37
Series 2005-23 Class 1A3 2.532% due 01/25/36	245	195
Series 2006-12 Class 2A1 5.298% due 01/25/37	540	323
Structured Asset Mortgage Investments, Inc. Series 2005-AR5 Class A3 0.505% due 07/19/35 (Ê)	128	105
Series 2007-AR6 Class A1 1.718% due 08/25/47 (Ê)	1,177	567
Structured Asset Securities Corp. Series 2003-34A Class 5A4 2.441% due 11/25/33 (Ê)	682	631
Suntrust Adjustable Rate Mortgage Loan Trust Series 2007-2 Class 3A3 5.516% due 04/25/37 (Ê)	2,383	1,635
Wachovia Bank Commercial Mortgage Trust Series 2005-C16 Class A4 4.847% due 10/15/41	725	781
Series 2005-C20 Class A7 5.118% due 07/15/42	800	877
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-AR7 Class A1A 1.138% due 09/25/46 (Ê)	1,267	429
Series 2006-AR9 Class 2A 1.058% due 11/25/46 (Ê)	1,599	586

64	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-HY2 Class 2A3 4.924% due 04/25/37	1,095	567
Series 2007-OA1 Class 2A 0.950% due 12/25/46 (Ê)	536	214
Series 2007-OA5 Class A1A 1.058% due 05/25/47 (Ê)	1,105	509
Washington Mutual Mortgage Pass Through Certificates Series 2005-AR6 Class B3 0.917% due 04/25/45 (Å)(Ê)	183	7
Series 2005-AR13 Class A1A1 0.547% due 10/25/45 (Ê)	25	18
Series 2006-AR2 Class 1A1 2.539% due 03/25/36	415	284
Series 2007-HY3 Class 4B1 2.610% due 03/25/37	84	2
Wells Fargo Mortgage Backed Securities Trust Series 2006-2 Class 2A3 5.500% due 03/25/36	182	178
Series 2006-6 Class 1A22 6.000% due 05/25/36 (Ê)	1,232	1,104
Series 2006-AR2 Class 2A1 2.692% due 03/25/36	178	138
Series 2006-AR10 Class 4A1 2.739% due 07/25/36 (Ê)	50	33
Series 2006-AR14 Class 1A7 5.678% due 10/25/36	1,700	1,429
Series 2006-AR17 Class A1 2.571% due 10/25/36 (Ê)	922	665
Series 2007-8 Class 1A16 6.000% due 07/25/37	183	167
Series 2007-AR8 Class A1 6.050% due 11/25/37	310	225
WF-RBS Commercial Mortgage Trust Series 2011-C5 Class A4 3.667% due 11/15/44	545	555

		209,444

Municipal Bonds - 2.1%
American Municipal Power, Inc. Revenue Bonds 6.270% due 02/15/50	250	282
Chicago Transit Authority Revenue Bonds 6.899% due 12/01/40	400	466
City of New York New York General Obligation Unlimited 6.246% due 06/01/35	1,100	1,226
County of Clark Nevada Airport System Revenue Bonds 6.820% due 07/01/45	100	126
Illinois Municipal Electric Agency Revenue Bonds 6.832% due 02/01/35	100	117
Irvine Ranch Water District Revenue Bonds 6.622% due 05/01/40	1,000	1,341

	Principal Amount ($) or Shares	Market Value $
Los Angeles Unified School District General Obligation Unlimited 4.500% due 07/01/22 (µ)	400	438
New Jersey State Turnpike Authority Revenue Bonds 7.102% due 01/01/41	1,000	1,370
New York City Municipal Water Finance Authority Revenue Bonds 5.375% due 06/15/43	525	582
New York Liberty Development Corp. Revenue Bonds 5.000% due 12/15/41	100	107
North Carolina Turnkpike Authority Revenue Bonds
6.700% due 01/01/39	100	113
Northern California Power Agency Revenue Bonds
7.311% due 06/01/40	1,000	1,151
Public Power Generation Agency Revenue Bonds
7.242% due 01/01/41	100	114
San Diego County Regional Airport Authority Revenue Bonds
6.628% due 07/01/40	100	107
State of California General Obligation Unlimited 7.500% due 04/01/34	100	120
7.950% due 03/01/36	110	124
5.650% due 04/01/39 (Ê)	100	105
7.550% due 04/01/39	655	800
7.625% due 03/01/40	175	215
7.600% due 11/01/40	325	401
State of Illinois General Obligation Unlimited 4.071% due 01/01/14	100	103
5.665% due 03/01/18	750	799
7.350% due 07/01/35	525	579
State of Louisiana Gasoline & Fuels Tax Revenue Bonds 3.000% due 05/01/43 (Ê)	400	405
University of California Revenue Bonds 6.270% due 05/15/31	400	440

		11,631

Non-US Bonds - 1.2%
Canada Housing Trust No. 1 3.750% due 03/15/20 (Þ)	CAD 300	328
3.800% due 06/15/21 (Þ)	CAD 200	219
Canadian Government Bond 3.750% due 06/01/19	CAD 200	225
FCE Bank plc 7.125% due 01/15/13	EUR 600	794
Federative Republic of Brazil 12.500% due 01/05/22	BRL 300	206
10.250% due 01/10/28	BRL 1,400	856
Italy Buoni Poliennali Del Tesoro Series CPI 2.100% due 09/15/21	EUR 943	904

Core Bond Fund	65

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Mexican Bonos Series M 20 12.500% due 11/30/17	MXN 3,663	338
Province of Ontario Canada 4.000% due 06/02/21	CAD 300	323
4.700% due 06/02/37	CAD 400	476
4.600% due 06/02/39	CAD 100	118
Province of Quebec Canada 4.250% due 12/01/21	CAD 300	327
South Africa Government Bond Series R186 10.500% due 12/21/26	ZAR 6,980	1,011
Series R207 7.250% due 01/15/20	ZAR 520	62
Series R208 6.750% due 03/31/21	ZAR 3,695	422

		6,609

United States Government Agencies - 1.7%
Fannie Mae 4.125% due 04/15/14	200	216
Federal Home Loan Banks 0.210% due 01/04/13	2,200	2,198
5.375% due 05/15/19	500	622
4.500% due 09/13/19	1,100	1,299
Federal Home Loan Mortgage Corp. 0.700% due 11/04/13	1,820	1,821
0.625% due 12/29/14	1,800	1,799
Freddie Mac 4.875% due 06/13/18	600	723
Series 1 0.500% due 10/15/13	300	300
Tennessee Valley Authority 4.625% due 09/15/60	100	119

		9,097

United States Government Treasuries - 14.5%
United States Treasury Inflation Indexed Bonds 1.875% due 07/15/13	370	387
2.375% due 01/15/27	2,021	2,610
1.750% due 01/15/28	108	130
3.375% due 04/15/32	893	1,375
2.125% due 02/15/41	1,386	1,871
United States Treasury Notes 0.625% due 04/30/13	1,200	1,207
0.500% due 05/31/13	1,200	1,205
0.375% due 06/30/13	1,100	1,103
0.250% due 10/31/13	6,400	6,401
0.250% due 11/30/13	4,800	4,801
0.625% due 07/15/14	8,000	8,062
0.375% due 11/15/14	3,800	3,802
0.250% due 12/15/14	1,100	1,096
0.879% due 10/31/16	500	505
0.875% due 11/30/16	4,400	4,413
0.875% due 12/31/16	4,000	4,007
1.375% due 11/30/18	300	301
3.375% due 11/15/19	100	114

	Principal Amount ($) or Shares	Market Value $
3.625% due 02/15/20	400	464
3.500% due 05/15/20	400	460
2.625% due 08/15/20	1,300	1,402
2.625% due 11/15/20	600	646
3.625% due 02/15/21	8,180	9,498
2.125% due 08/15/21	12,820	13,149
2.000% due 11/15/21	600	607
4.750% due 02/15/41	1,100	1,516
4.375% due 05/15/41	5,875	7,655
3.750% due 08/15/41	400	470

		79,257

Total Long-Term Investments (cost $486,183)		489,735

Preferred Stocks - 0.1%
Financial Services - 0.1%
DG Funding Trust (Å)(Æ)	49	368

Total Preferred Stocks (cost $516)		368

	Notional Amount $
Options Purchased - 0.0%
(Number of Contracts)
Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD
1.250% Apr 2012 0.00 Call (1)	2,500	14

Total Options Purchased (cost $10)		14

	Principal Amount ($) or Shares
Short-Term Investments - 10.5%
Adam Aircraft Industries, Inc. Term Loan (Å)(Ø)(Æ) 15.130% due 05/23/12	49	—
Ally Financial, Inc. Series UNRE 7.000% due 02/01/12	400	401
Appalachian Power Co. Series O 5.650% due 08/15/12	65	67
Bank of America Corp. 0.837% due 09/11/12 (Ê)	700	680
Barclays Bank PLC 5.450% due 09/12/12	1,300	1,328

66	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Cellco Partnership / Verizon Wireless Capital LLC 5.250% due 02/01/12	700		702
Citigroup, Inc. 5.500% due 08/27/12	200		203
5.625% due 08/27/12	200		203
Comcast Cable Holdings LLC 9.800% due 02/01/12	180		181
Comcast Holdings Corp. 10.625% due 07/15/12	125		130
Danske Bank A/S 2.500% due 05/10/12 (Þ)	200		201
Erste Abwicklungsanstalt 0.350% due 01/11/12 (ž)	1,000		1,000
Federal Home Loan Mortgage Corp. 0.210% due 10/12/12 (Ê)	2,970		2,971
Federal National Mortgage Association 0.300% due 09/13/12 (Ê)	1,455		1,456
0.315% due 10/18/12 (Ê)	1,485		1,486
FIH Erhvervsbank A/S 2.450% due 08/17/12 (Þ)	500		505
Ford Motor Credit Co. LLC 7.500% due 08/01/12 (Ñ)	1,000		1,032
Fortis Bank Nederland Holding NV 3.000% due 04/17/12	200		260
Governor & Co. of the Bank of Ireland (The) Series REGs 6.750% due 01/30/12	50		77
Series REGS 2.750% due 03/02/12	240		238
Itau Unibanco Holding SA 1.750% due 01/17/12 (ž)	500		500
KCP&L Greater Missouri Operations Co. 11.875% due 07/01/12	640		672
Merrill Lynch & Co., Inc. 6.050% due 08/15/12	100		101
Mirant Mid Atlantic Pass Through Trust A Series A 8.625% due 06/30/12	60		61
NGPL PipeCo LLC 6.514% due 12/15/12 (Þ)	200		202
Royal Bank of Scotland PLC (The) 2.625% due 05/11/12 (Þ)	300		304
Russell U.S. Cash Management Fund	40,489,645	(¥)	40,490
Societe Financement de l’Economie Francaise
2.125% due 05/20/12	100		130
Springleaf Finance Corp.
Series MTNI
4.875% due 07/15/12	100		96

	Principal Amount ($) or Shares		Market Value $
United States Treasury Bills
Zero coupon due 02/23/12	15		15
United States Treasury Inflation Indexed Bonds
3.000% due 07/15/12	1,253		1,280
WCI Finance LLC / WEA Finance LLC
5.400% due 10/01/12 (Þ)	75		77

Total Short-Term Investments (cost $56,989)			57,049

Repurchase Agreements - 6.2%
Agreement with Bank of America Securities LLC and State Street Bank (Tri-Party) of $19,800 dated December 30, 2011 at 0.25% to be repurchased at $19,800 on January 3, 2012 collateralized by: $20,262 par various United States Treasury Obligations, valued at $20,166.	19,800		19,800
Agreement with Morgan Stanley Co., Inc. and State Street Bank (Tri-Party) of $14,200 dated December 30, 2011 at 2.625% to be repurchased at $14,200 on January 3, 2012 collateralized by: $13,556 par various United States Treasury Obligations, valued at $14,505.	14,200		14,200

Total Repurchase Agreements (cost $34,000)			34,000

Other Securities - 1.0%
Russell Investment Funds Liquidating Trust (×)	595,901	(¥)	606
Russell U.S. Cash Collateral Fund (×)	4,785,662	(¥)	4,786

Total Other Securities (cost $5,382)			5,392

Total Investments - 107.5% (identified cost $583,080)			586,558

Other Assets and Liabilities, Net - (7.5%)			(40,950)

Net Assets - 100.0%			545,608

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	67

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except contract amounts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Eurodollar Futures (CME)	7	USD	1,738	06/12	(3)
Eurodollar Futures (CME)	11	USD	2,729	12/12	5
Eurodollar Futures (CME)	40	USD	9,925	03/13	(7)
Eurodollar Futures (CME)	220	USD	54,579	06/13	238
Eurodollar Futures (CME)	79	USD	19,594	09/13	117
Eurodollar Futures (CME)	30	USD	7,430	03/14	91
German Euro Bobl Futures	6	EUR	751	03/12	2
German Euro Bund Futures	2	EUR	278	03/12	(3)
Ultra Long Term United States Treasury Bond Futures	48	USD	7,689	03/12	143
United States Treasury Bonds	185	USD	26,790	03/12	104
United States Treasury 2 Year Note Futures	41	USD	9,043	03/12	3
United States Treasury 5 Year Note Futures	89	USD	10,970	03/12	48
United States Treasury 10 Year Note Futures	69	USD	9,048	03/12	69

Short Positions
Japan Government 10 Year Bond Futures	6	JPY	854,460	03/12	(81)
United States Treasury 5 Year Note Futures	3	USD	370	03/12	(2)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					724

Options Written	Call/Put	Number of Contracts	Strike Price	Notional Amount		Expiration Date	Market Value $

Eurodollar Futures	Put	18	99.00	USD	45	03/19/12	(1)

Inflationary Floor Options	Call	1	0.00	USD	810	11/23/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	1,400	03/10/20	(6)
Inflationary Floor Options	Put	1	0.00	USD	1,000	03/12/20	(4)
Inflationary Floor Options	Put	1	0.00	USD	5,500	04/07/20	(23)
Inflationary Floor Options	Put	1	0.00	USD	300	09/29/20	(1)

Swaptions
(Fund Receives/Fund Pays)
USD 0.920%/USD Three Month LIBOR	Put	2	0.00		4,200	11/14/12	(15)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		700	08/13/12	(4)
USD 1.000%/USD Three Month LIBOR	Put	1	0.00		2,500	11/19/12	(3)
USD 1.200%/USD Three Month LIBOR	Put	1	0.00		1,800	07/11/13	(10)
USD 1.700%/USD Three Month LIBOR	Put	4	0.00		16,100	08/13/12	(107)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		2,900	11/19/12	(2)
USD 1.750%/USD Three Month LIBOR	Put	1	0.00		13,100	07/11/13	(18)
USD 2.000%/USD Three Month LIBOR	Put	1	0.00		5,000	04/30/12	—
USD 2.250%/USD Three Month LIBOR	Put	5	0.00		12,300	09/24/12	(5)
USD 2.250%/USD Three Month LIBOR	Put	1	0.00		2,700	05/28/13	(2)
USD 3.000%/USD Three Month LIBOR	Put	6	0.00		17,100	06/18/12	—
USD 10.000%/USD Three Month LIBOR	Put	2	0.00		10,200	07/10/12	—

Total Liability for Options Written (premiums received $752)							(205)

See accompanying notes which are an integral part of the financial statements.

68	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Barclays Bank PLC	USD	10	MXN	135	03/15/12	—
Barclays Bank PLC	CAD	5	USD	5	02/09/12	—
Barclays Bank PLC	CAD	84	USD	83	02/09/12	1
Barclays Bank PLC	CAD	102	USD	100	02/09/12	—
Barclays Bank PLC	EUR	12	USD	16	01/17/12	—
Barclays Bank PLC	EUR	21	USD	28	01/17/12	1
Barclays Bank PLC	EUR	100	USD	134	01/17/12	6
Barclays Bank PLC	EUR	101	USD	136	01/17/12	5
Barclays Bank PLC	EUR	148	USD	197	03/21/12	5
Barclays Bank PLC	GBP	135	EUR	161	03/21/12	(1)
Barclays Bank PLC	NOK	1,148	SEK	1,351	03/21/12	4
Barclays Bank PLC	TWD	1,489	USD	49	01/11/12	(1)
Barclays Bank PLC	ZAR	12,046	USD	1,449	02/09/12	(33)
Citibank	USD	191	GBP	123	01/04/12	—
Citibank	AUD	100	USD	99	02/23/12	(3)
Citibank	CAD	100	USD	98	02/09/12	—
Citibank	CAD	100	USD	98	02/09/12	—
Citibank	CAD	104	USD	100	02/09/12	(2)
Citibank	CAD	105	USD	102	02/09/12	(1)
Citibank	CHF	254	USD	272	03/21/12	—
Citibank	EUR	121	CHF	148	03/21/12	1
Citibank	EUR	150	JPY	15,331	03/21/12	5
Citibank	EUR	12	USD	16	01/17/12	1
Citibank	EUR	93	USD	124	01/17/12	4
Citibank	EUR	99	USD	129	01/17/12	1
Citibank	EUR	99	USD	129	01/17/12	1
Citibank	EUR	200	USD	260	01/17/12	1
Citibank	JPY	15,224	EUR	150	03/21/12	(4)
Citibank	NOK	777	USD	129	03/21/12	—
Credit Suisse First Boston	USD	198	EUR	152	03/21/12	(1)
Credit Suisse First Boston	CHF	185	EUR	151	03/21/12	(1)
Credit Suisse First Boston	EUR	1,977	USD	2,641	01/04/12	83
Credit Suisse First Boston	EUR	1,976	USD	2,720	01/17/12	163
Deutsche Bank AG	USD	2,041	CNY	12,944	02/13/12	14
Deutsche Bank AG	USD	197	EUR	152	03/21/12	—
Deutsche Bank AG	USD	79	GBP	51	01/03/12	—
Deutsche Bank AG	USD	173	NZD	224	03/21/12	1
Deutsche Bank AG	CAD	98	USD	95	02/09/12	(1)
Deutsche Bank AG	CAD	102	USD	98	02/09/12	(2)
Deutsche Bank AG	CAD	134	USD	131	02/09/12	—
Deutsche Bank AG	CHF	148	EUR	121	03/21/12	(1)
Deutsche Bank AG	CHF	187	EUR	152	03/21/12	(2)
Deutsche Bank AG	EUR	148	CAD	201	03/21/12	5
Deutsche Bank AG	EUR	193	USD	253	01/17/12	3
Deutsche Bank AG	EUR	199	USD	261	01/17/12	3
Deutsche Bank AG	EUR	200	USD	270	01/17/12	11
Deutsche Bank AG	EUR	307	USD	401	01/17/12	4
Deutsche Bank AG	GBP	51	USD	78	01/03/12	(1)
Deutsche Bank AG	GBP	98	USD	152	03/12/12	—
Deutsche Bank AG	MXN	4,856	USD	339	01/30/12	(9)
Deutsche Bank AG	SEK	1,367	EUR	152	03/21/12	(1)
Goldman Sachs	USD	2,594	EUR	1,977	01/04/12	(34)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	69

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Goldman Sachs	EUR	200	USD	262	01/17/12	3
Goldman Sachs	EUR	295	USD	395	01/17/12	14
Goldman Sachs	EUR	1,977	USD	2,594	02/02/12	36
HSBC Bank PLC	USD	368	BRL	690	01/04/12	2
HSBC Bank PLC	USD	415	JPY	32,201	03/21/12	4
HSBC Bank PLC	BRL	181	USD	100	01/04/12	3
HSBC Bank PLC	BRL	186	USD	100	01/04/12	—
HSBC Bank PLC	BRL	323	USD	174	01/04/12	1
HSBC Bank PLC	EUR	151	USD	197	03/21/12	1
HSBC Bank PLC	SEK	1,190	USD	173	03/21/12	1
HSBC Bank PLC	SEK	3,598	USD	513	03/21/12	(8)
HSBC Bank PLC	SEK	4,723	USD	692	03/21/12	8
JP Morgan Chase Bank	USD	897	BRL	1,682	01/04/12	5
JP Morgan Chase Bank	USD	703	BRL	1,329	03/02/12	—
JP Morgan Chase Bank	USD	49	EUR	38	01/20/12	—
JP Morgan Chase Bank	USD	196	EUR	150	03/21/12	(2)
JP Morgan Chase Bank	USD	197	EUR	151	03/21/12	(1)
JP Morgan Chase Bank	USD	198	EUR	149	03/21/12	(5)
JP Morgan Chase Bank	USD	198	EUR	150	03/21/12	(4)
JP Morgan Chase Bank	BRL	353	USD	200	01/04/12	10
JP Morgan Chase Bank	BRL	1,329	USD	711	01/04/12	(1)
JP Morgan Chase Bank	CAD	80	USD	79	01/13/12	1
JP Morgan Chase Bank	CAD	3	USD	3	02/09/12	—
JP Morgan Chase Bank	CAD	18	USD	18	02/09/12	—
JP Morgan Chase Bank	CAD	84	USD	82	02/09/12	—
JP Morgan Chase Bank	CAD	91	USD	89	02/09/12	—
JP Morgan Chase Bank	CAD	100	USD	97	02/09/12	(1)
JP Morgan Chase Bank	CAD	310	USD	300	02/09/12	(4)
JP Morgan Chase Bank	CHF	187	EUR	152	03/21/12	(2)
JP Morgan Chase Bank	EUR	79	USD	106	01/17/12	4
JP Morgan Chase Bank	EUR	92	USD	120	01/17/12	1
JP Morgan Chase Bank	EUR	402	USD	543	01/17/12	23
JP Morgan Chase Bank	EUR	151	USD	198	03/21/12	2
JP Morgan Chase Bank	EUR	302	USD	395	03/21/12	4
JP Morgan Chase Bank	EUR	405	USD	527	03/21/12	3
JP Morgan Chase Bank	GBP	745	USD	1,168	03/12/12	12
Morgan Stanley & Co., Inc.	USD	128	BRL	240	01/04/12	1
Morgan Stanley & Co., Inc.	USD	1,706	BRL	3,033	01/04/12	(79)
Morgan Stanley & Co., Inc.	USD	197	EUR	149	03/21/12	(4)
Morgan Stanley & Co., Inc.	BRL	240	USD	130	01/04/12	1
Morgan Stanley & Co., Inc.	BRL	3,033	USD	1,617	01/04/12	(9)
Morgan Stanley & Co., Inc.	CAD	103	USD	100	02/09/12	(1)
Morgan Stanley & Co., Inc.	EUR	94	USD	123	01/17/12	1
Morgan Stanley & Co., Inc.	EUR	100	USD	131	01/17/12	1
Morgan Stanley & Co., Inc.	EUR	152	USD	198	03/21/12	1
Morgan Stanley & Co., Inc.	TWD	1,529	USD	50	01/11/12	—
Royal Bank of Canada	USD	197	CAD	201	03/21/12	—
Royal Bank of Canada	USD	396	CAD	406	03/21/12	2
Royal Bank of Canada	USD	193	GBP	123	02/02/12	(2)
Royal Bank of Canada	BRL	1,144	USD	619	01/18/12	8
Royal Bank of Canada	CAD	202	EUR	152	03/21/12	(1)
Royal Bank of Canada	CAD	101	USD	99	02/09/12	—

See accompanying notes which are an integral part of the financial statements.

70	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Royal Bank of Canada	CAD	103	USD	100	02/09/12	(2)
Royal Bank of Canada	CAD	104	USD	101	02/09/12	(1)
Royal Bank of Canada	CAD	80	USD	78	03/21/12	(1)
Royal Bank of Canada	EUR	151	CAD	204	03/21/12	5
Royal Bank of Canada	EUR	96	USD	128	01/17/12	4
Royal Bank of Canada	EUR	98	USD	129	01/17/12	3
Royal Bank of Canada	EUR	100	USD	134	01/17/12	4
Royal Bank of Canada	GBP	123	USD	193	01/04/12	2
Royal Bank of Scotland PLC	EUR	302	USD	395	03/21/12	4
Royal Bank of Scotland PLC	SEK	2,657	EUR	293	03/21/12	(5)
State Street Bank & Trust Co.	EUR	300	CAD	405	03/21/12	8
State Street Bank & Trust Co.	EUR	589	USD	766	03/21/12	4
State Street Bank & Trust Co.	GBP	533	USD	831	03/21/12	3
State Street Bank & Trust Co.	NZD	1,010	USD	771	03/21/12	(11)
UBS AG	USD	224	BRL	421	01/04/12	1
UBS AG	USD	197	EUR	149	03/21/12	(4)
UBS AG	USD	199	EUR	152	03/21/12	(2)
UBS AG	USD	100	TWD	3,017	01/11/12	—
UBS AG	BRL	180	USD	100	01/04/12	3
UBS AG	BRL	240	USD	130	01/04/12	1
UBS AG	CAD	200	EUR	147	03/21/12	(6)
UBS AG	CAD	103	USD	99	02/09/12	(2)
UBS AG	CHF	219	USD	236	03/21/12	3
UBS AG	EUR	21	USD	27	01/17/12	—
UBS AG	EUR	184	USD	249	01/17/12	11
UBS AG	EUR	204	USD	273	01/17/12	9
UBS AG	EUR	297	USD	387	01/17/12	3
Westpac Banking Corp.	USD	189	NZD	253	03/21/12	7
Westpac Banking Corp.	AUD	796	USD	782	03/21/12	(25)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						270

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	3,100	Three Month LIBOR	2.000%	06/20/19	(42)
Barclays Bank PLC	BRL	100	10.830%	Brazil Interbank Deposit Rate	01/02/14	—
Barclays Bank PLC	EUR	4,820	Six Month EURIBOR	1.448%	12/27/14	(15)
Barclays Bank PLC	MXN	700	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	—
Barclays Bank PLC	EUR	200	2.500%	Six Month EURIBOR	09/21/18	8
Barclays Bank PLC	EUR	5,170	2.430%	Six Month EURIBOR	12/27/19	55
Barclays Bank PLC	EUR	500	3.000%	Six Month EURIBOR	09/21/21	39
Barclays Bank PLC	EUR	500	2.500%	Six Month EURIBOR	03/21/22	5
Barclays Bank PLC	EUR	2,020	Six Month EURIBOR	2.868%	12/27/27	(29)
Barclays Bank PLC	USD	1,000	Three Month LIBOR	2.750%	06/20/42	(21)
BNP Paribas	BRL	200	12.110%	Brazil Interbank Deposit Rate	01/02/14	5
BNP Paribas	USD	1,000	1.000%	Federal Fund Effective Rate - 1 Year	09/19/14	15
Citibank	AUD	100	5.000%	Six Month BBSW	06/15/17	3
Citibank	EUR	5,480	2.623%	Six Month EURIBOR	10/04/18	108
Citibank	AUD	200	5.250%	Six Month BBSW	06/15/22	10
Citibank	EUR	2,980	Six Month EURIBOR	2.983%	10/04/23	(73)
Citibank	USD	600	Three Month LIBOR	2.750%	06/20/27	(21)
Credit Suisse First Boston	BRL	300	12.480%	Brazil Interbank Deposit Rate	01/02/13	6
Deutsche Bank	USD	6,000	Three Month LIBOR	0.500%	09/30/13	22
Deutsche Bank	USD	6,000	0.500%	Three Month LIBOR	09/30/13	(22)
Deutsche Bank	AUD	100	5.000%	Six Month BBSW	06/15/17	3
Deutsche Bank	USD	800	Three Month LIBOR	2.500%	06/20/22	(25)
Deutsche Bank	USD	1,100	Three Month LIBOR	2.500%	06/20/22	(35)
Goldman Sachs	BRL	1,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	20
Goldman Sachs	BRL	400	12.650%	Brazil Interbank Deposit Rate	01/02/14	13
Goldman Sachs	USD	500	0.500%	Federal Fund Effective Rate - 1 Year	09/19/14	2
Goldman Sachs	AUD	1,200	5.000%	Six Month BBSW	06/15/17	36
HSBC	BRL	200	11.510%	Brazil Interbank Deposit Rate	01/02/13	1
HSBC	BRL	200	10.450%	Brazil Interbank Deposit Rate	01/02/13	—
HSBC	BRL	1,200	11.890%	Brazil Interbank Deposit Rate	01/02/13	20
HSBC	BRL	100	12.540%	Brazil Interbank Deposit Rate	01/02/14	3
HSBC	BRL	300	10.530%	Brazil Interbank Deposit Rate	01/02/14	—
HSBC	BRL	800	11.530%	Brazil Interbank Deposit Rate	01/02/14	8
HSBC	MXN	1,300	5.600%	Mexico Interbank 28 Day Deposit Rate	09/06/16	(1)
JPMorgan	BRL	500	12.170%	Brazil Interbank Deposit Rate	01/02/13	10
JPMorgan	EUR	13,000	Six Month EURIBOR	1.870%	09/30/14	(82)
JPMorgan	EUR	8,800	2.355%	Six Month EURIBOR	09/30/16	150
JPMorgan	EUR	2,000	Six Month EURIBOR	2.816%	09/30/20	(48)
JPMorgan	USD	600	Three Month LIBOR	2.750%	06/20/42	(13)
Merrill Lynch	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/12	15
Merrill Lynch	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/12	25
Morgan Stanley	BRL	100	12.590%	Brazil Interbank Deposit Rate	01/02/13	2
Morgan Stanley	BRL	700	10.455%	Brazil Interbank Deposit Rate	01/02/13	1
Morgan Stanley	USD	2,500	0.500%	Federal Fund Effective Rate - 1 Year	09/19/13	8
Morgan Stanley	BRL	200	11.670%	Brazil Interbank Deposit Rate	01/02/14	2
Morgan Stanley	BRL	400	12.510%	Brazil Interbank Deposit Rate	01/02/14	12
Morgan Stanley	BRL	800	10.580%	Brazil Interbank Deposit Rate	01/02/14	1

Morgan Stanley	MXN	500	6.350%	Mexico Interbank 28 Day Deposit Rate	06/02/21	(1)
Morgan Stanley/Citibank	EUR	900	2.500%	Six Month EURIBOR	03/21/22	10
Morgan Stanley	USD	825	Three Month LIBOR	3.925%	05/15/41	(232)
Morgan Stanley	USD	1,500	Three Month LIBOR	2.750%	06/20/42	(32)

See accompanying notes which are an integral part of the financial statements.

72	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Interest Rate Swap Contracts
Counterparty	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $
Royal Bank of Scotland	AUD	100	5.000%	Six Month BBSW	06/15/17	3
Royal Bank of Scotland	CAD	1,500	5.700%	Canadian Dealer Offer Rate	12/18/24	115
UBS	BRL	100	11.140%	Brazil Interbank Deposit Rate	01/02/12	1
UBS	BRL	100	10.605%	Brazil Interbank Deposit Rate	01/02/13	—
UBS	BRL	300	12.070%	Brazil Interbank Deposit Rate	01/02/13	6
UBS	BRL	100	10.990%	Brazil Interbank Deposit Rate	01/02/14	—
UBS	BRL	200	12.250%	Brazil Interbank Deposit Rate	01/02/14	5
UBS	BRL	200	10.770%	Brazil Interbank Deposit Rate	01/02/14	1
UBS	BRL	300	11.760%	Brazil Interbank Deposit Rate	01/02/14	3
UBS	EUR	1,310	Six Month EURIBOR	1.940%	08/26/14	(10)
UBS	EUR	890	2.518%	Six Month EURIBOR	08/26/16	22
UBS	EUR	200	Six Month EURIBOR	3.070%	08/26/20	(9)

Total Market Value on Open Interest Rate Swap Contracts Premiums Paid (Received) - ($47)						63

Credit Default Swap Contracts
Corporate Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

D.R. Horton, Inc.	Deutsche Bank	2.379%	USD	80	(1.000%	)	09/20/16	5
D.R. Horton, Inc.	Goldman Sachs	2.379%	USD	80	(1.000%	)	09/20/16	5
GE Capital Corp.	Citibank	1.936%	USD	200	4.000%		12/20/13	8
GE Capital Corp.	Deutsche Bank	1.936%	USD	100	4.900%		12/20/13	6
Pulte Homes, Inc.	JPMorgan	3.680%	USD	1,000	(3.870%	)	03/20/14	(5)

Total Market Value on Open Corporate Issues Premiums Paid (Received) - $10								19

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	73

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Credit Indices
Reference Entity	Counterparty		Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

CMBX AJ Index	Barclays Bank PLC		USD	205	(0.840%	)	10/12/52	38
CMBX AJ Index	Barclays Bank PLC		USD	360	(0.840%	)	10/12/52	67
CMBX AJ Index	Credit Suisse First Boston		USD	930	(0.840%	)	10/12/52	172
Dow Jones CDX Index	Bank of America		USD	3,500	(1.000%	)	06/20/14	(8)
Dow Jones CDX Index	Bank of America		USD	3,500	1.000%		06/20/16	(24)
Dow Jones CDX Index	Barclays Bank PLC		USD	400	5.000%		12/20/15	32
Dow Jones CDX Index	Barclays Bank PLC		USD	1,200	5.000%		06/20/15	91
Dow Jones CDX Index	Citibank		USD	200	5.000%		12/20/15	16
Dow Jones CDX Index	Citibank		USD	956	(5.000%	)	12/20/16	66
Dow Jones CDX Index	Deutsche Bank		USD	637	(5.000%	)	12/20/16	44
Dow Jones CDX Index	Deutsche Bank		USD	900	5.000%		06/20/15	68
Dow Jones CDX Index	Deutsche Bank		USD	2,800	(1.000%	)	06/20/14	(6)
Dow Jones CDX Index	Deutsche Bank		USD	123	(5.000%	)	12/20/16	8
Dow Jones CDX Index	Deutsche Bank		USD	772	0.708%		12/20/12	5
Dow Jones CDX Index	Deutsche Bank		USD	1,450	1.000%		06/20/16	(10)
Dow Jones CDX Index	Deutsche Bank		USD	200	5.000%		12/20/15	16
Dow Jones CDX Index	JPMorgan		USD	686	(5.000%	)	12/20/16	47
Dow Jones CDX Index	JPMorgan		USD	386	0.553%		12/20/17	5
Dow Jones CDX Index	JPMorgan		USD	3,799	(1.000%	)	06/20/14	(9)
Dow Jones CDX Index	JPMorgan		USD	3,700	(1.000%	)	06/20/14	(8)
Dow Jones CDX Index	JPMorgan		USD	319	(5.000%	)	12/20/16	22
Dow Jones CDX Index	JPMorgan		USD	2,400	1.000%		06/20/16	(17)
Dow Jones CDX Index	JPMorgan		USD	1,100	1.000%		06/20/16	(8)
Dow Jones CDX Index	Morgan Stanley/Barclays Bank PLC/Credit Suisse		USD	54,099	(1.000%	)	12/20/16	491
Dow Jones CDX Index	Morgan Stanley		USD	800	5.000%		06/20/15	61
Dow Jones CDX Index	Morgan Stanley		USD	300	5.000%		12/20/15	24
Dow Jones CDX Index	Goldman Sachs		USD	193	0.548%		12/20/17	3
iTraxx SovX Western Europe Series 6	Citibank		USD	100	(1.000%	)	12/20/16	11
iTraxx SovX Western Europe Series 6	Deutsche Bank		USD	160	(1.000%	)	12/20/16	17
iTraxx SovX Western Europe Series 6	Deutsche Bank		USD	240	(1.000%	)	12/20/16	26
iTraxx SovX Western Europe Series 6	HSBC		USD	150	(1.000%	)	12/20/16	16
iTraxx SovX Western Europe Series 6	HSBC		USD	140	(1.000%	)	12/20/16	15
iTraxx SovX Western Europe Series 6	HSBC		USD	410	(1.000%	)	12/20/16	44
iTraxx SovX Western Europe Series 6	HSBC		USD	250	(1.000%	)	12/20/16	27
iTraxx SovX Western Europe Series 6	Royal Bank of Scotland		USD	140	(1.000%	)	12/20/16	15
iTraxx SovX Western Europe Series 6	UBS		USD	230	(1.000%	)	12/20/16	25
iTraxx SovX Western Europe Series 6	UBS		USD	270	(1.000%	)	12/20/16	29

Total Market Value on Open Credit Indices Premiums Paid (Received) - $2,227								1,411

Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate		Termination Date	Market Value $

Brazil Government International Bond	Barclays Bank PLC	1.306%	USD	500	1.000%		06/20/15	(5)
Brazil Government International Bond	Deutsche Bank	1.306%	USD	1,000	1.000%		06/20/15	(10)
Brazil Government International Bond	Goldman Sachs	1.306%	USD	500	1.000%		06/20/15	(5)
Brazil Government International Bond	HSBC	1.350%	USD	100	1.000%		09/20/15	(1)
Brazil Government International Bond	JPMorgan	1.350%	USD	100	1.000%		09/20/15	(1)
Brazil Government International Bond	Barclays Bank PLC	1.388%	USD	700	1.000%		12/20/15	(10)
Brazil Government International Bond	Bank of America	1.422%	USD	500	1.000%		03/20/16	(8)

See accompanying notes which are an integral part of the financial statements.

74	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Credit Default Swap Contracts
Sovereign Issues
Reference Entity	Counterparty	Implied Credit Spread	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

Brazil Government International Bond	Credit Suisse Financial Products	1.476%	USD	200	1.000%	06/20/16	(4)
China Government International Bond	Barclays Bank PLC	1.350%	USD	800	1.000%	06/20/16	(11)
France Government International Bond	Goldman Sachs	2.082%	USD	400	0.250%	06/20/16	(30)
France Government International Bond	Goldman Sachs	2.168%	USD	800	0.250%	12/20/16	(69)
France Government International Bond	Barclays Bank PLC	2.097%	USD	1,555	0.250%	09/20/16	(125)
France Government International Bond	HSBC	2.128%	USD	100	0.250%	09/20/16	(8)
France Government International Bond	UBS	1.997%	USD	2,100	0.250%	12/20/15	(135)
Germany Government Internationa Bond	Citibank	0.989%	USD	100	0.250%	12/20/16	(4)
Germany Government Internationa Bond	Goldman Sachs	0.989%	USD	200	0.250%	12/20/16	(7)
Italy Government International Bond	Deutsche Bank	4.846%	USD	100	1.000%	06/20/16	(14)
Japan Government International Bond	Bank of America	1.254%	USD	200	1.000%	03/20/16	(2)
Japan Government International Bond	Bank of America	1.254%	USD	100	1.000%	03/20/16	(1)
Japan Government International Bond	Goldman Sachs	1.307%	USD	200	1.000%	06/20/16	(3)
Japan Government International Bond	JPMorgan	1.254%	USD	700	1.000%	03/20/16	(8)
Mexico Government International Bond	Barclays Bank PLC	1.362%	USD	100	1.000%	03/20/16	(1)
Mexico Government International Bond	Citibank	1.362%	USD	500	1.000%	03/20/16	(7)
Mexico Government International Bond	HSBC	1.362%	USD	500	1.000%	03/20/16	(7)
Mexico Government International Bond	HSBC	1.773%	USD	500	1.000%	03/20/21	(31)
Mexico Government International Bond	Morgan Stanley	0.550%	USD	100	0.750%	01/20/12	—
Russia Government International Bond	Citibank	1.564%	USD	500	1.000%	12/20/12	(2)
Russia Government International Bond	Citibank	2.616%	USD	700	1.000%	03/20/16	(44)
Spain Government International Bond	Citibank	3.736%	USD	300	1.000%	06/20/16	(32)
Spain Government International Band	Citibank	3.736%	USD	400	1.000%	06/20/16	(43)
United Kingdom Gilt	Bank of America	0.872%	USD	200	1.000%	06/20/16	1
United Kingdom Gilt	Citibank	0.872%	USD	200	1.000%	06/20/16	1
United Kingdom Gilt	Citibank	0.946%	USD	900	1.000%	12/20/16	3
United Kingdom Gilt	Deutsche Bank	0.828%	USD	200	1.000%	03/20/16	2
United Kingdom Gilt	Goldman Sachs	0.946%	USD	600	1.000%	12/20/16	2
United Kingdom Gilt	JPMorgan	0.648%	USD	100	1.000%	03/20/15	1
United Kingdom Gilt	JPMorgan	0.648%	USD	300	1.000%	03/20/15	3
United Kingdom Gilt	Morgan Stanley	0.872%	USD	400	1.000%	06/20/16	2
United Kingdom Gilt	Societe Generale	0.648%	USD	300	1.000%	03/20/15	3
United Kingdom Gilt	UBS	0.872%	USD	400	1.000%	06/20/16	2

Total Market Value on Open Sovereign Issues Premiums Paid (Received) - ($396)							(608)

Total Market Value on Open Credit Default Swap Contracts Premiums Paid (Received) - $1,841							822

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	75

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings — December 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total

Long-Term Investments
Asset-Backed Securities	$—	$29,150	$—	$29,150	5.3
Corporate Bonds and Notes	—	90,413	2,995	93,408	17.1
International Debt	—	49,004	750	49,754	9.1
Loan Agreements	—	1,385	—	1,385	0.3
Mortgage-Backed Securities	—	205,013	4,431	209,444	38.4
Municipal Bonds	—	11,631	—	11,631	2.1
Non-US Bonds	—	6,609	—	6,609	1.2
United States Government Agencies	—	9,097	—	9,097	1.7
United States Government Treasuries	—	79,257	—	79,257	14.5
Preferred Stocks	—	—	368	368	0.1
Options Purchased	—	14	—	14	—	*
Short-Term Investments	—	56,988	61	57,049	10.5
Repurchase Agreements	—	34,000	—	34,000	6.2
Other Securities	—	5,392	—	5,392	1.0

Total Investments	—	577,953	8,605	586,558	107.5

Other Assets and Liabilities, Net					(7.5)

					100.0

Other Financial Instruments
Futures Contracts	724	—	—	724	0.1
Options Written	(1)	(167)	(37)	(205)	(—	)*
Foreign Currency Exchange Contracts	—	270	—	270	0.1
Interest Rate Swap Contracts	—	84	26	110	—	*
Credit Default Swap Contracts	—	(641)	(378)	(1,019)	(0.2)

Total Other Financial Instruments**	$723	$(454)	$(389)	$(120)

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

76	Core Bond Fund

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Core Bond Fund

Presentation of Portfolio Holdings, continued — December 31, 2011

Amounts in thousands

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending December 31, 2011 were as follows:

Category and Subcategory	Beginning Balance as of 1/1/11	Gross Purchases	Gross Sales	Accrued Discounts/ (Premium)	Realized Gain/(Loss)

Long-Term Investments
Asset-Backed Securities	$299	$—	$—	$—	$—
Corporate Bonds and Notes	2,177	1,952	1,106	(3)	18
International Debt	734	—	—	(3)	—
Loan Agreements	—	56	56	—	7
Mortgage-Backed Securities	3,962	1,307	814	1	—
Municipal Bonds	—	—	—	—	—
Investments in Other Funds	—	—	—	—	—
Preferred Stocks	374	—	—	—	—
Short-Term Investments	1,660	—	1,311	12	(60)

Total-Term Investments	9,206	3,315	3,287	7	(35)

Other Financial Instruments
Options Written	(193)	—	—	—	67
Interest Rate Swap Contracts	—	—	—	—	—
Credit Default Swap Contracts	—	—	—	—	—

Total Other Financial Instruments	$(193)	$—	$—	$—	$67

Category and Subcategory	Net Transfers into Level 3	Net Transfers out of Level 3	Net change in Unrealized Appreciation/ (Depreciation) on Investments held as of 12/31/11	Ending Balance at 12/31/11

Long-Term Investments
Asset-Backed Securities	$—	$299	$—	$—
Corporate Bonds and Notes	413	155	(301)	2,995
International Debt	—	—	19	750
Loan Agreements	—	—	(7)	—
Mortgage-Backed Securities	—	—	(25)	4,431
Municipal Bonds	—	—	—	—
Investments in Other Funds	—	—	—	—
Preferred Stocks	—	—	(6)	368
Short-Term Investments	155	413	18	61

Total Investments	568	867	(302)	8,605

Other Financial Instruments	—	—	—	—
Options Written	—	—	89	(37)
Interest Rate Swap Contracts	—	—	26	26
Credit Default Swap Contracts	—	—	(378)	(378)

Total Other Financial Instruments	$—	$—	$(263)	$(389)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	77

Russell Investment Funds

Core Bond Fund

Fair Value of Derivative Instruments — December 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts

Location: Statement of Assets and Liabilities - Assets
Investments, at market value	$—	$—	$14
Unrealized appreciation on foreign currency exchange contracts	—	551	—
Daily variation margin on futures contracts*	—	—	820
Interest rate swap contracts, at market value	—	—	774
Credit default swap contracts, at market value	1,545	—	—

Total	$1,545	$551	$1,608

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$281	$—
Daily variation margin on futures contracts*	—	—	96
Interest rate swap contracts, at market value	—	—	711
Credit default swap contracts, at market value	723	—	—
Options written, at market value	—	—	205

Total	$723	$281	$1,012

Derivatives not accounted for as hedging instruments	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts
Location: Statement of Operations - Net realized gain (loss)
Investments**	$—	$—	$258
Futures contracts	—	—	6,072
Options Written	—	—	(1,555)
Credit default swap contracts	157	—	—
Interest rate swap contracts	—	—	(2,844)
Foreign currency-related transactions	—	106	—

Total	$157	$106	$1,931

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Investments***	$—	$—	$4
Futures contracts	—	—	1,127
Options Written	—	—	775
Credit default swap contracts	(435)	—	—
Interest rate swap contracts	—	—	215
Foreign currency-related transactions	—	58	—

Total	$(435)	$58	$2,121

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

**	Includes net realized gain (loss) on purchased options as reported in the Schedule of Investments.

***	Includes net change in unrealized appreciation/depreciation on purchased options as reported in the Schedule of Investments.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

78	Core Bond Fund

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Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Global Real Estate Securities Fund
	Total Return
1 Year	(7.05)%
5 Years	(4.73	)%§
10 Years	8.75	%§

FTSE EPRA/NAREIT Developed Real Estate Index (net)**
	Total Return
1 Year	(6.46)%
5 Years	(5.93	)%§
10 Years	N/A	§

80	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Global Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager at any time, subject to approval by the Fund’s Board, without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Global Real Estate Securities Fund lost 7.05%. This is compared to the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index (Net), which lost 6.46% during the same period. The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.

For the fiscal year ended December 31, 2011, the Lipper® Real Estate Funds (VIP) Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 1.79%. The Lipper® Real Estate Funds (VIP) Average includes funds that invest primarily in equity securities of domestic and foreign companies engaged in the real estate industry. The Lipper® Global Real Estate Funds Average, a group of funds that RIMCo considers to have investment strategies similar to those of the Fund, lost 7.41%. The Lipper® Global Real Estate Funds Average includes funds that invest at least 25% but less than 75% of their equity portfolio in shares of companies engaged in the real estate industry that are strictly outside of the U.S. or whose securities are principally traded outside of the United States. These results serve as peer comparisons and are expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The year began with marginally positive global property stock performance in an environment of moderating volatility and expectations of global economic growth. However, despite this apparent stability at the global level, there was significant dispersion in performance by region. Real estate securities in Europe and North America significantly outperformed relative to Asian property stocks, which lagged as a result of the natural disaster in Japan. Given the Fund’s overweight to Asia and underweights to the other regions, benchmark-relative performance was modestly negative early in the year.

The latter half of the fiscal year was characterized by a further decoupling of performance from company and property fundamentals. As concerns mounted over European sovereign debt and overall U.S. economic conditions weakened, real estate security performance continued to be driven by global macro-economic events, with limited consideration of net asset value or fundamental differences across companies, sectors, countries and regions. This environment was detrimental to the Fund’s performance relative to the benchmark.

In response to elevated volatility and unpredictable swings in the performance of the broader equity market, the managers in the Fund reduced deviations from regional benchmark weights. While this measure limited the potential negative impact of differences in performance among the regional equity markets, stock selection was challenged, particularly during August and September of 2011. Although property stocks globally delivered negative performance during this period, the worst performing companies tended to be those perceived to be more economically sensitive. Within the U.S., the Fund’s underweight to the defensive health care and self storage sectors detracted from benchmark relative performance, as did overweight exposure to the more cyclically exposed lodging and industrial sectors. However, the Fund outperformed relative to the benchmark during the final quarter of the fiscal year, largely due to underweight positions in several large, higher beta Asian developers.

How did the investment strategies and techniques employed by the Fund and its money managers affect its benchmark relative performance?

At the composite Fund level, stock selection contributed modestly to performance relative to the benchmark, as the positive impact of stock selection within the U.S. and Continental Europe outweighed the negative impact of weaker stock selection in Australia. Regional allocation drove fiscal year underperformance, as an overweight to Asia and an underweight to North America had a negative impact on Fund returns relative to the benchmark.

AEW Capital Management, L.P. (“AEW”) outperformed relative to the Fund’s benchmark for the fiscal year. AEW utilizes a value oriented strategy that focuses on identifying companies that appear to be mispriced relative to underlying real estate net asset value. An overweight to the underperforming Asia region was detrimental to relative performance, as was an underweight to North America, which outperformed relative to the broader index. Security selection was positive, with particularly strong selection in the U.S. that was partially offset by ineffective selection in Hong Kong. Overall sector allocation had a marginally positive impact on performance, due to overweight positions in the residential and health care sectors.

Cohen & Steers Capital Management, Inc. (“Cohen”) lagged relative to the Fund’s benchmark for the fiscal year, with most of the underperformance occurring during August and September of 2011. Of the three managers, Cohen’s

Global Real Estate Securities Fund	81

Russell Investment Funds

Global Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

performance was most detrimental to Fund performance. Cohen manages a broadly diversified portfolio of global property securities. Stock selection within the U.S. and Japan, in addition to underweight positions in the health care and self storage sectors and overweights to industrial and lodging/resorts, accounted for the bulk of Cohen’s underperformance.

INVESCO Advisers, Inc. (“Invesco”) outperformed the Fund’s benchmark for the fiscal year. Invesco manages a broadly diversified portfolio with exposure to all major property sectors. Its investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. Security selection had a positive impact on relative performance, with positive contributions from positions within the U.S. and Continental Europe, although these gains were partially offset by the negative impact of an overweight allocation to Asia. Sector allocation had a positive effect on performance, due to an overweight to the outperforming residential sector.

Describe any changes to the Fund’s structure or the money manager line-up.

Cash equitization was implemented on August 1, 2011 with the objective of reducing the impact of cash on Fund performance. Cash equitization is the exposure of the Fund’s cash reserves to the performance of certain real estate securities markets or, where there is no appropriate instrument that represents exposure to the various components of the Fund’s benchmark, broad global equity markets through the purchase of equity securities and/or derivatives. There were no changes to the money manager lineup during the fiscal year.

Money Managers as of December 31, 2011	Styles
AEW Capital Management, LP	Value
Cohen & Steers Capital Management, Inc.	Market-Oriented
INVESCO Advisers, Inc., which acts as a money manager to the Fund through its INVESCO Real Estate Division	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (“RIF”) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

*	Assumes initial investment on January 1, 2001.

**	FTSE EPRA/NAREIT Developed Real Estate Index (net) is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation. FTSE EPRA/NAREIT Developed Real Estate Index (net) is designed to represent general trends in eligible listed real estate stocks worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. The index also includes a range of regional and country indices, Dividend+ indices, Global Sectors, Investment Focus, and a REITs and Non-REITs series.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

82	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the n umber in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value July 1, 2011	$1,000.00	$1,000.00
Ending Account Value December 31, 2011	$878.40	$1,020.82
Expenses Paid During Period*	$4.12	$4.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Global Real Estate Securities Fund	83

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 95.2%
Australia - 8.7%
BGP Holdings PLC (Å)(Æ)	926,311	—
CFS Retail Property Trust (ö)	1,657,701	2,856
Charter Hall Office REIT (ö)	162,000	582
Charter Hall Retail REIT (ö)	162,000	530
Commonwealth Property Office Fund (ö)	1,173,282	1,146
Dexus Property Group (ö)	4,079,463	3,463
FKP Property Group (Ñ)	1,078,433	529
Goodman Group (ö)	1,716,529	1,001
GPT Group (ö)	1,291,822	4,056
Investa Office Fund (ö)	3,188,942	1,957
Mirvac Group Class REIT (ö)	1,421,532	1,716
Stockland (ö)	1,909,340	6,230
Westfield Group (ö)	1,442,807	11,526
Westfield Retail Trust (ö)	2,150,858	5,478

		41,070

Austria - 0.2%
Conwert Immobilien Invest SE (Ñ)	85,070	942

Brazil - 0.8%
Aliansce Shopping Centers SA	45,970	351
BR Malls Participacoes SA	111,435	1,083
BR Properties SA	161,397	1,600
Multiplan Empreendimentos Imobiliarios SA	30,400	624

		3,658

Canada - 4.4%
Boardwalk Real Estate Investment Trust (ö)	72,925	3,611
Brookfield Office Properties, Inc. (Ñ)	283,523	4,438
Canadian Real Estate Investment Trust (ö)	14,600	507
Chartwell Seniors Housing Real Estate Investment Trust Class Trust Unit (ö)	122,164	1,019
Dundee Real Estate Investment Trust (ö)	50,828	1,630
Dundee Real Estate Investment Trust (ö)	11,999	385
First Capital Realty, Inc. Class A (Ñ)	24,400	414
H&R Real Estate Investment Trust (ö)	52,200	1,192
Primaris Retail Real Estate Investment Trust Class Common Subscription Recei (ö)	131,800	2,666
RioCan Real Estate Investment Trust Class Trust Unit (ö)	192,963	5,006

		20,868

Finland - 0.2%
Citycon OYJ	124,468	372
Sponda OYJ	174,317	704

		1,076

France - 3.4%
Fonciere Des Regions (ö)	5,663	364
Gecina SA (ö)	10,598	892
Klepierre - GDR (ö)	49,518	1,412
Mercialys SA (ö)	16,420	529

	Principal Amount ($) or Shares	Market Value $
Societe de la Tour Eiffel (ö)	320	16
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	8,519	826
Unibail-Rodamco SE (ö)	66,953	12,036

		16,075

Germany - 1.0%
Alstria Office REIT - AG (ö)	60,671	722
Deutsche Wohnen AG	230,317	3,060
GSW Immobilien AG (Æ)	36,956	1,071

		4,853

Hong Kong - 12.3%
Agile Property Holdings, Ltd.	248,000	222
China Overseas Land & Investment, Ltd. (Ñ)	3,425,000	5,724
China Resources Land, Ltd. (Ñ)	2,460,000	3,952
Country Garden Holdings Co., Ltd. (Ñ)	3,585,000	1,343
Hang Lung Properties, Ltd. - ADR	1,465,405	4,171
Henderson Land Development Co., Ltd. (Ñ)	313,000	1,556
Hongkong Land Holdings, Ltd.	1,523,000	6,914
Hysan Development Co., Ltd.	555,248	1,823
Kerry Properties, Ltd.	522,000	1,727
Link REIT (The) (Ñ)(ö)	1,459,992	5,376
New World Development Co., Ltd.	573,677	462
Shimao Property Holdings, Ltd.	1,139,000	972
Sino Land Co., Ltd. (Ñ)	2,006,000	2,856
Soho China, Ltd. (Ñ)	831,000	554
Sun Hung Kai Properties, Ltd.	1,344,000	16,847
Wharf Holdings, Ltd.	554,789	2,508
Wheelock & Co., Ltd.	335,000	830

		57,837

Italy - 0.1%
Beni Stabili SpA (ö)	782,868	350

Japan - 7.5%
Advance Residence Investment Corp. Class A (ö)	525	1,013
Aeon Mall Co., Ltd.(Ñ)	62,100	1,318
Japan Prime Realty Investment Corp. Class A (Ñ)(ö)	211	497
Japan Real Estate Investment Corp. Class A (Ñ)(ö)	155	1,208
Japan Retail Fund Investment Corp. Class A (Ñ)(ö)	738	1,093
Mitsubishi Estate Co., Ltd. (Ñ)	624,480	9,331
Mitsui Fudosan Co., Ltd.	665,496	9,701
Nippon Accommodations Fund, Inc. Class A (ö)	116	781
Nippon Building Fund, Inc. Class A (Ñ)(ö)	450	3,684
Nomura Real Estate Holdings, Inc. (Ñ)	75,100	1,118
Nomura Real Estate Office Fund, Inc. Class A (Ñ)(ö)	97	498
Sumitomo Realty & Development Co., Ltd.	157,600	2,760
Tokyu Land Corp.	104,000	393

84	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

United Urban Investment Corp. Class A (Ñ)(ö)	1,835	2,081

		35,476

Netherlands - 0.7%
Corio NV (ö)	45,602	1,984
Eurocommercial Properties NV (ö)	35,595	1,130
Vastned Retail NV (ö)	2,796	125

		3,239

Norway - 0.1%
Norwegian Property ASA	478,588	589

Philippines - 0.3%
SM Prime Holdings, Inc.	5,224,021	1,584

Singapore - 3.5%
Ascendas Real Estate Investment Trust (Æ)(Ñ)(ö)	701,000	989
CapitaCommercial Trust (Æ)(Ñ)(ö)	1,698,000	1,381
CapitaLand, Ltd.	1,659,000	2,826
CapitaMall Trust Class A (ö)	2,674,000	3,506
CapitaMalls Asia, Ltd. (Ñ)	438,000	382
City Developments, Ltd. (Ñ)	87,000	597
Global Logistic Properties, Ltd. (Æ)	2,328,896	3,151
Keppel Land, Ltd. (Ñ)	110,697	189
Mapletree Industrial Trust (ö)	1,148,885	952
Overseas Union Enterprise, Ltd. (Ñ)	346,000	560
Perennial China Retail Trust (Æ)(Ñ)	2,148,000	787
Suntec Real Estate Investment Trust (Ñ)(ö)	1,528,500	1,267

		16,587

Sweden - 1.1%
Castellum AB	156,883	1,944
Fabege AB	212,398	1,664
Hufvudstaden AB Class A	74,497	758
Wihlborgs Fastigheter AB	54,739	724

		5,090

Switzerland - 0.9%
PSP Swiss Property AG (Æ)	29,909	2,503
Swiss Prime Site AG Class A (Æ)	20,093	1,509

		4,012

United Kingdom - 4.7%
Big Yellow Group PLC (ö)	111,118	423
British Land Co. PLC (ö)	783,657	5,629
Capital & Counties Properties PLC	146,280	419
Capital Shopping Centres Group PLC Class H (ö)	107,311	520
Derwent London PLC (ö)	81,655	1,978
Great Portland Estates PLC (ö)	194,893	978
Hammerson PLC (ö)	838,163	4,686
Land Securities Group PLC (ö)	467,281	4,611
Metric Property Investments PLC (ö)	172,700	228
Segro PLC (ö)	341,921	1,108

	Principal Amount ($) or Shares	Market Value $
Shaftesbury PLC (ö)	114,378	830
Unite Group PLC	276,739	722

		22,132

United States - 45.3%
Acadia Realty Trust (ö)	36,000	725
Alexandria Real Estate Equities, Inc. (ö)	77,452	5,342
American Assets Trust, Inc. (ö)	66,135	1,357
American Campus Communities, Inc. (ö)	35,200	1,477
Apartment Investment & Management Co. Class A (ö)	72,123	1,652
AvalonBay Communities, Inc. (ö)	65,997	8,619
BioMed Realty Trust, Inc. (ö)	134,152	2,426
Boston Properties, Inc. (ö)	87,456	8,711
BRE Properties, Inc. Class A (ö)	45,138	2,279
Camden Property Trust (ö)	45,400	2,826
Campus Crest Communities, Inc. (ö)	23,100	232
CBL & Associates Properties, Inc. (ö)	60,051	943
Colonial Properties Trust (ö)	38,226	797
Coresite Realty Corp. (ö)	14,800	264
CubeSmart (ö)	113,114	1,203
DCT Industrial Trust, Inc. (ö)	318,028	1,629
DDR Corp. (ö)	124,700	1,518
DiamondRock Hospitality Co. (ö)	92,538	892
Digital Realty Trust, Inc. (Ñ)(ö)	41,286	2,752
Douglas Emmett, Inc. (ö)	62,551	1,141
Duke Realty Corp. (ö)	111,839	1,348
DuPont Fabros Technology, Inc. (Ñ)(ö)	102,498	2,482
Education Realty Trust, Inc. (ö)	110,892	1,134
Entertainment Properties Trust (ö)	25,400	1,110
Equity Lifestyle Properties, Inc. (ö)	40,443	2,698
Equity Residential (ö)	223,860	12,766
Essex Property Trust, Inc. (ö)	22,735	3,195
Extra Space Storage, Inc. (ö)	136,347	3,304
Federal Realty Investment Trust (ö)	47,081	4,272
First Industrial Realty Trust, Inc. (Æ)(ö)	132,202	1,352
First Potomac Realty Trust (ö)	67,100	876
Forest City Enterprises, Inc. Class A (Æ)	94,958	1,123
General Growth Properties, Inc. (ö)	246,178	3,697
HCP, Inc. (ö)	286,928	11,887
Health Care REIT, Inc. (ö)	69,600	3,795
Healthcare Realty Trust, Inc. (ö)	19,400	361
Hersha Hospitality Trust Class A (ö)	196,304	958
Highwoods Properties, Inc. (ö)	30,500	905
Host Hotels & Resorts, Inc. (ö)	542,979	8,019
Hyatt Hotels Corp. Class A (Æ)	48,601	1,829
Icad, Inc. (Ñ)(ö)	2,400	189
Kilroy Realty Corp. (ö)	117,427	4,471
Kimco Realty Corp. (ö)	137,366	2,231
Kite Realty Group Trust (ö)	35,858	162
Liberty Property Trust (ö)	86,052	2,658
Macerich Co. (The) (ö)	86,029	4,353
Mid-America Apartment Communities, Inc. (ö)	17,600	1,101
National Retail Properties, Inc. (ö)	66,900	1,765
Omega Healthcare Investors, Inc. (ö)	65,400	1,265

Global Real Estate Securities Fund	85

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares		Market Value $

Pebblebrook Hotel Trust (ö)	46,754		896
Piedmont Office Realty Trust, Inc. Class A (Ñ)(ö)	70,600		1,203
Post Properties, Inc. (ö)	24,939		1,090
ProLogis, Inc. (ö)	303,352		8,673
Public Storage (ö)	73,548		9,890
Regency Centers Corp. (ö)	97,135		3,654
Retail Opportunity Investments Corp. (Ñ)(ö)	114,740		1,358
RLJ Lodging Trust (ö)	36,400		613
Senior Housing Properties Trust (ö)	28,600		642
Simon Property Group, Inc. (ö)	200,365		25,837
SL Green Realty Corp. (ö)	42,442		2,828
Sovran Self Storage, Inc. (ö)	15,500		661
Starwood Hotels & Resorts Worldwide, Inc. (ö)	25,172		1,207
Sunstone Hotel Investors, Inc. (Æ)(ö)	43,000		350
Tanger Factory Outlet Centers (ö)	15,900		466
Taubman Centers, Inc. (ö)	25,867		1,606
UDR, Inc. (ö)	107,853		2,707
Ventas, Inc. (ö)	155,787		8,589
Vornado Realty Trust (ö)	100,849		7,751
Weingarten Realty Investors (ö)	55,273		1,207

			213,319

Total Common Stocks (cost $415,181)			448,757

Short-Term Investments—3.6%
United States - 3.6%
Russell U.S. Cash Management Fund	16,817,324	(¥)	16,817

Total Short-Term Investments (cost $16,817)			16,817

Other Securities - 6.4%
Russell Investment Funds Liquidating Trust (×)	2,286,840	(¥)	2,324
Russell U.S. Cash Collateral Fund (×)	27,683,188	(¥)	27,683

Total Other Securities (cost $29,970)			30,007

Total Investments - 105.2% (identified cost $461,968)			495,581

Other Assets and Liabilities, Net - (5.2%)			(24,617)

Net Assets - 100.0%			470,964

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

86	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $
Long Positions
ASX SPI 200 Index Futures (Australia)	13	AUD	1,306	03/12	(46)
FTSE EPRA Europe Index Futures	380	EUR	4,684	03/12	412
Hang Seng Index Futures (Hong Kong)	14	HKD	12,919	01/12	4
S&P Midcap 400 E-Mini Index Futures (CME)	78	USD	6,843	03/12	(27)
S&P TSE 60 Index Futures (Cananda)	6	CAD	815	03/12	14
SGX MSCI Singapore Index Futures	13	SGD	781	01/12	(11)
TOPIX Index Futures (Japan)	15	JPY	109,199	03/12	(13)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)					333

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Barclays Bank PLC	USD	150	AUD	148	03/21/12	—
Barclays Bank PLC	USD	86	CAD	88	03/21/12	(1)
Barclays Bank PLC	USD	808	EUR	603	03/21/12	(26)
Barclays Bank PLC	USD	245	HKD	1,900	03/21/12	—
Barclays Bank PLC	USD	165	JPY	12,750	03/21/12	1
Barclays Bank PLC	USD	513	SGD	660	03/21/12	(4)
Brown Brothers Harriman & Co.	USD	203	AUD	200	03/21/12	—
Brown Brothers Harriman & Co.	USD	197	CAD	200	03/21/12	(1)
Brown Brothers Harriman & Co.	USD	335	EUR	250	03/21/12	(12)
Brown Brothers Harriman & Co.	USD	64	HKD	500	03/21/12	—
Brown Brothers Harriman & Co.	USD	194	JPY	15,000	03/21/12	2
Brown Brothers Harriman & Co.	USD	59	SGD	75	03/21/12	(1)
Commonwealth Bank of Australia	USD	150	AUD	148	03/21/12	—
Commonwealth Bank of Australia	USD	808	EUR	603	03/21/12	(26)
Commonwealth Bank of Australia	USD	165	JPY	12,750	03/21/12	1
Credit Suisse First Boston	USD	100	AUD	100	03/21/12	1
Credit Suisse First Boston	USD	150	AUD	148	03/21/12	—
Credit Suisse First Boston	USD	86	CAD	88	03/21/12	(1)
Credit Suisse First Boston	USD	262	EUR	200	03/21/12	(3)
Credit Suisse First Boston	USD	808	EUR	603	03/21/12	(26)
Deutsche Bank AG	USD	150	AUD	148	03/21/12	—
Deutsche Bank AG	USD	808	EUR	603	03/21/12	(26)
Deutsche Bank AG	USD	245	HKD	1,900	03/21/12	—
HSBC Bank PLC	USD	150	AUD	148	03/21/12	—
HSBC Bank PLC	USD	86	CAD	88	03/21/12	(1)
HSBC Bank PLC	USD	808	EUR	603	03/21/12	(27)
HSBC Bank PLC	USD	245	HKD	1,900	03/21/12	—
HSBC Bank PLC	USD	164	JPY	12,750	03/21/12	1
JP Morgan Chase Bank	USD	150	AUD	148	03/21/12	—
JP Morgan Chase Bank	USD	87	CAD	88	03/21/12	(1)
JP Morgan Chase Bank	USD	808	EUR	603	03/21/12	(26)
JP Morgan Chase Bank	USD	245	HKD	1,900	03/21/12	—
JP Morgan Chase Bank	USD	165	JPY	12,750	03/21/12	1
Royal Bank of Canada	USD	87	CAD	88	03/21/12	(1)
Royal Bank of Canada	USD	245	HKD	1,900	03/21/12	—
Royal Bank of Canada	USD	165	JPY	12,750	03/21/12	1

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	87

Russell Investment Funds

Global Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2011

Amounts in thousands

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
Royal Bank of Scotland PLC	USD	100	AUD	100	03/21/12	1
Royal Bank of Scotland PLC	USD	98	CAD	100	03/21/12	—
Royal Bank of Scotland PLC	USD	129	EUR	100	03/21/12	—
Royal Bank of Scotland PLC	USD	64	HKD	500	03/21/12	—
Royal Bank of Scotland PLC	USD	129	JPY	10,000	03/21/12	1
Royal Bank of Scotland PLC	USD	77	SGD	100	03/21/12	—
State Street Bank & Trust Co.	USD	86	CAD	88	03/21/12	(1)
State Street Bank & Trust Co.	USD	520	EUR	400	03/21/12	(2)
State Street Bank & Trust Co.	USD	64	HKD	500	03/21/12	—
State Street Bank & Trust Co.	USD	65	JPY	5,066	01/04/12	1
State Street Bank & Trust Co.	USD	41	JPY	3,148	01/05/12	—
State Street Bank & Trust Co.	USD	16	JPY	1,246	01/06/12	—
State Street Bank & Trust Co.	USD	128	JPY	10,000	03/21/12	2
State Street Bank & Trust Co.	JPY	2,557	USD	33	01/04/12	—
State Street Bank & Trust Co.	JPY	6,880	USD	88	01/04/12	(1)
State Street Bank & Trust Co.	JPY	11,172	USD	144	01/05/12	(1)
State Street Bank & Trust Co.	JPY	1,857	USD	24	01/06/12	—
State Street Bank & Trust Co.	SGD	50	USD	38	01/03/12	—
State Street Bank & Trust Co.	SGD	79	USD	61	01/04/12	—
State Street Bank & Trust Co.	SGD	36	USD	28	01/05/12	—
Westpac Banking Corp.	USD	245	HKD	1,900	03/21/12	—
Westpac Banking Corp.	USD	164	JPY	12,750	03/21/12	1

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(174)

See accompanying notes which are an integral part of the financial statements.

88	Global Real Estate Securities Fund

Russell Investment Funds

Global Real Estate Securities Fund

Presentation of Portfolio Holdings — December 31, 2011

Amounts in thousands

	Market Value				% of Net Assets
Portfolio Summary	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$41,070	$—	$—	$41,070	8.7
Austria	942	—	—	942	0.2
Brazil	3,658	—	—	3,658	0.8
Canada	20,483	—	385	20,868	4.4
Finland	1,076	—	—	1,076	0.2
France	16,075	—	—	16,075	3.4
Germany	4,853	—	—	4,853	1.0
Hong Kong	57,837	—	—	57,837	12.3
Italy	350	—	—	350	0.1
Japan	35,476	—	—	35,476	7.5
Netherlands	3,239	—	—	3,239	0.7
Norway	589	—	—	589	0.1
Philippines	1,584	—	—	1,584	0.3
Singapore	16,587	—	—	16,587	3.5
Sweden	5,090	—	—	5,090	1.1
Switzerland	4,012	—	—	4,012	0.9
United Kingdom	22,132	—	—	22,132	4.7
United States	213,319	—	—	213,319	45.3
Short-Term Investments	—	16,817	—	16,817	3.6
Other Securities	—	30,007	—	30,007	6.4

Total Investments	448,372	46,824	385	495,581	105.2

Other Assets and Liabilities, Net					(5.2)

					100.0

Other Financial Instruments
Futures Contracts	333	—	—	333	0.1
Foreign Currency Exchange Contracts	(2)	(172)	—	(174)	(—	)*

Total Other Financial Instruments**	$331	$(172)	$—	$159

*	Less than .05% of net assets.

**	Other financial instruments reflected, such as futures, forwards, interest rate swaps, and credit default swaps are valued at the unrealized appreciation/depreciation on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Investments in which significant unobservable inputs (Level 3) used in determining a value for the period ending December 31, 2011 were less than 1% of net assets.

There were no significant transfers in and out of levels 1, 2 and 3 during the period ending December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

Global Real Estate Securities Fund	89

Russell Investment Funds

Global Real Estate Securities Fund

Fair Value of Derivative Instruments — December 31, 2011

Amounts in thousands

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Assets and Liabilities - Assets
Unrealized appreciation on foreign currency exchange contracts	$—	$14
Daily variation margin on futures contracts*	430	—

Total	$430	$14

Location: Statement of Assets and Liabilities - Liabilities
Unrealized depreciation on foreign currency exchange contracts	$—	$188
Daily variation margin on futures contracts*	97	—

Total	$97	$188

Derivatives not accounted for as hedging instruments	Equity Contracts	Foreign Currency Contracts
Location: Statement of Operations - Net realized gain (loss)
Futures contracts	$(1,381)	$—
Foreign currency-related transactions	—	(527)

Total	$(1,381)	$(527)

Location: Statement of Operations - Net change in unrealized appreciation (depreciation)
Futures contracts	$333	$—
Foreign currency-related transactions	—	(172)

Total	$333	$(172)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

For further disclosure on derivatives see note 2 in Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

90	Global Real Estate Securities Fund

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2011

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
()	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(Ñ)	All or a portion of the shares of this security are on loan.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(ß)	Illiquid security.
(Ø)	In default.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.
(¥)	Unrounded units.

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

BBSW - Bank Bill Swap Reference Rate

CME - Chicago Mercantile Exchange

EMU - European Economic and Monetary Union

EURIBOR - Euro Interbank Offered Rate

GDR - Global Depositary Receipt

LIBOR - London Interbank Offered Rate

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities.

TBA - To Be Announced Security

UK - United Kingdom

Foreign Currency Abbreviations:

ARS - Argentine peso	HUF - Hungarian forint	PKR - Pakistani rupee
AUD - Australian dollar	IDR - Indonesian rupiah	PLN - Polish zloty
BRL - Brazilian real	ILS - Israeli shekel	RUB - Russian ruble
CAD - Canadian dollar	INR - Indian rupee	SEK - Swedish krona
CHF - Swiss franc	ISK - Iceland krona	SGD - Singapore dollar
CLP - Chilean peso	ITL - Italian lira	SKK - Slovakian koruna
CNY - Chinese renminbi yuan	JPY - Japanese yen	THB - Thai baht
COP - Colombian peso	KES - Kenyan schilling	TRY - Turkish lira
CRC - Costa Rica colon	KRW - South Korean won	TWD - Taiwanese dollar
CZK - Czech koruna	MXN - Mexican peso	USD - United States dollar
DKK - Danish krone	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
EGP - Egyptian pound	NOK - Norwegion krone	VND - Vietnam dong
EUR - Euro	NZD - New Zealand dollar	ZAR - South African rand
GBP - British pound sterling	PEN - Peruvian nouveau sol
HKD - Hong Kong dollar	PHP - Philippine peso

Notes to Schedules of Investments	91

Russell Investment Funds

Statements of Assets and Liabilities — December 31, 2011

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund

Assets
Investments, at identified cost	$347,137	$169,923	$359,016	$583,080	$461,968
Investments, at market value***,*******	374,695	182,908	352,446	586,558	495,581
Cash	—	—	—	—	—
Cash (restricted)	1,750	800	2,700	753	1,570
Foreign currency holdings*	—	—	98	85	1,465
Unrealized appreciation on foreign currency exchange contracts	—	—	57	551	14
Receivables:
Dividends and interest	506	161	640	3,654	1,974
Dividends from affiliated Russell money market funds	2	—	3	7	2
Investments sold	1,106	6,580	297	44,705	1,256
Fund shares sold	18	47	118	93	90
Foreign taxes recoverable	—	—	92	—	21
Investments matured******	—	—	—	306	—
Variation margin on futures contracts	—	—	228	276	221
Other receivable	—	—	7	2	—
Prepaid expenses	—	4	—	—	—
Interest rate swap contracts, at market value*****	—	—	—	774	—
Credit default swap contracts, at market value****	—	—	—	1,545	—

Total assets	378,077	190,500	356,686	639,309	502,194

Liabilities
Payables:
Due to custodian	—	—	—	39	1
Due to broker	—	—	—	1,903	—
Investments purchased	1,729	7,214	1,573	84,087	586
Fund shares redeemed	53	12	14	—	21
Accrued fees to affiliates	249	134	251	245	338
Other accrued expenses	19	33	83	113	85
Variation margin on futures contracts	45	25	8	12	41
Deferred tax liability	—	—	28	—	—
Unrealized depreciation on foreign currency exchange contracts	—	—	451	281	188
Options written, at market value**	—	—	—	205	—
Payable upon return of securities loaned	2,590	6,047	24,700	5,382	29,970
Interest rate swap contracts, at market value*****	—	—	—	711	—
Credit default swap contracts, at market value****	—	—	—	723	—

Total liabilities	4,685	13,465	27,108	93,701	31,230

Net Assets	$373,392	$177,035	$329,578	$545,608	$470,964

See accompanying notes which are an integral part of the financial statements.

92	Statements of Assets and Liabilities

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund
Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,098	—	$4,090	$1,403	$1,839
Accumulated net realized gain (loss)	(58,264)	(36,502)	(97,422)	1,988	(36,833)
Unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. Funds — net of deferred tax liability for foreign capital gains taxes)(a)	27,558	12,985	(6,598)	3,478	33,613
Futures contracts	23	24	93	724	333
Options written	—	—	—	547	—
Credit default swap contracts	—	—	—	(1,019)	—
Interest rate swap contracts	—	—	—	110	—
Investments matured	—	—	—	(894)	—
Foreign currency-related transactions	—	—	(407)	258	(177)
Other investments	—	—	7	2	—
Shares of beneficial interest	282	156	377	521	372
Additional paid-in capital	402,695	200,372	429,438	538,490	471,817

Net Assets	$373,392	$177,035	$329,578	$545,608	$470,964

Net Asset Value, offering and redemption price per share:
Net asset value per share:	$13.24	$11.36	$8.75	$10.47	$12.65
Net assets	$373,391,586	$177,035,079	$329,578,459	$545,607,580	$470,964,369
Shares outstanding ($.01 par value)	28,191,732	15,580,827	37,673,589	52,091,006	37,240,988
Amounts in thousands

* Foreign currency holdings - cost	$—	$—	$100	$86	$1,475
** Premiums received on options written	$—	$—	$—	$752	$—
*** Securities on loan included in investments	$3,282	$7,070	$24,163	$5,269	$28,547
**** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$1,841	$—
***** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$(47)	$—
****** Investments matured - cost	$—	$—	$—	$1,200	$—
******* Investments in affiliates, Russell U.S. Cash Management Fund, Russell Investment Funds Liquidating Trust, and Russell U.S. Cash Collateral Fund	$12,749	$11,978	$47,867	$45,882	$46,824

(a)	Non-U.S. Funds include Non-U.S. Fund and Global Real Estate Securities Fund.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	93

Russell Investment Funds

Statements of Operations — For the Period Ended December 31, 2011

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund

Investment Income
Dividends	$7,330	$2,563	$10,531	$4	$15,661
Dividends from affiliated Russell money market funds	15	8	25	55	12
Interest	—	—	—	20,027	9
Securities lending income	82	45	385	10	227
Other reimbursement	7	4	13	26	6
Less foreign taxes withheld	—	—	(868)	—	(739)

Total investment income	7,434	2,620	10,086	20,122	15,176

Expenses
Advisory fees	2,874	1,696	3,252	2,805	3,955
Administrative fees	197	94	181	255	247
Custodian fees	161	129	316	399	318
Transfer agent fees	17	8	16	22	22
Professional fees	64	55	98	86	76
Trustees’ fees	8	4	8	11	11
Printing fees	18	29	64	91	58
Miscellaneous	24	14	23	26	34

Expenses before reductions	3,363	2,029	3,958	3,695	4,721
Expense reductions	(— )*	(113)	(217)	(357)	(— )*

Net expenses	3,363	1,916	3,741	3,338	4,721

Net investment income (loss)	4,071	704	6,345	16,784	10,455

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	36,112	15,273	7,916	7,483	1,011
Futures contracts	(804)	(427)	(3,234)	6,072	(1,381)
Options written	—	—	—	(1,555)	—
Credit default swap contracts	—	—	—	157	—
Interest rate swap contracts	—	—	—	(2,844)	—
Foreign currency-related transactions	—	—	51	174	(367)

Net realized gain (loss)	35,308	14,846	4,733	9,487	(737)

Net change in unrealized appreciation (depreciation) on:
Investments (Russell non-U.S. funds - net of deferred tax liability for foreign capital gains taxes)	(45,159)	(22,877)	(57,927)	(4,648)	(45,188)
Futures contracts	(151)	(98)	82	1,127	333
Options written	—	—	—	775	—
Credit default swap contracts	—	—	—	(435)	—
Interest rate swap contracts	—	—	—	215	—
Investment matured	—	—	—	31	—
Foreign currency-related transactions	—	—	(661)	36	(251)

Net change in unrealized appreciation (depreciation)	(45,310)	(22,975)	(58,506)	(2,899)	(45,106)

Net realized and unrealized gain (loss)	(10,002)	(8,129)	(53,773)	6,588	(45,843)

Net Increase (Decrease) in Net Assets from Operations	$(5,931)	$(7,425)	$(47,428)	$23,372	$(35,388)

* Less than $500.

See accompanying notes which are an integral part of the financial statements.

94	Statements of Operations

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Russell Investment Funds

Statements of Changes in Net Assets — For the Periods Ended December 31,

	Multi-Style Equity Fund		Aggressive Equity Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$4,071	$3,462	$704	$740
Net realized gain (loss)	35,308	28,981	14,846	22,788
Net change in unrealized appreciation (depreciation)	(45,310)	24,656	(22,975)	14,828

Net increase (decrease) in net assets from operations	(5,931)	57,099	(7,425)	38,356

Distributions
From net investment income	(3,847)	(3,360)	(943)	(778)
From net realized gain	—	—	—	—

Net decrease in net assets from distributions	(3,847)	(3,360)	(943)	(778)

Share Transactions
Net increase (decrease) in net assets from share transactions	(17,504)	(30,019)	(6,475)	(4,486)
Fund Reimbursements	203	—	115	—

Total Net Increase (Decrease) in Net Assets	(27,079)	23,720	(14,728)	33,092

Net Assets
Beginning of period	400,471	376,751	191,763	158,671

End of period	$373,392	$400,471	$177,035	$191,763

Undistributed (overdistributed) net investment income included in net assets	$1,098	$876	$—	$128

See accompanying notes which are an integral part of the financial statements.

96	Statements of Changes in Net Assets

Non-U.S. Fund		Core Bond Fund		Global Real Estate Securities Fund
2011	2010	2011	2010	2011	2010

$6,345	$4,253	$16,784	$15,453	$10,455	$11,746
4,733	3,650	9,487	11,940	(737)	84,972
(58,506)	29,671	(2,899)	13,660	(45,106)	(4,335)

(47,428)	37,574	23,372	41,053	(35,388)	92,383

(6,022)	(2,908)	(16,396)	(16,869)	(11,195)	(9,960)
—	—	(9,204)	(12,359)	—	—

(6,022)	(2,908)	(25,600)	(29,228)	(11,195)	(9,960)

16,122	10,059	75,878	59,504	23,302	765
36	—	60	—	349	—

(37,292)	44,725	73,710	71,329	(22,932)	83,188

366,870	322,145	471,898	400,569	493,896	410,708

$329,578	$366,870	$545,608	$471,898	$470,964	$493,896

$4,090	$3,754	$1,403	$683	$1,839	$1,865

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	97

Russell Investment Funds

Financial Highlights

For a Share Outstanding Throughout the Period

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Multi-Style Equity Fund
December 31, 2011	13.58	.14	(.35)	(.21)	(.13)	—
December 31, 2010	11.77	.11	1.81	1.92	(.11)	—
December 31, 2009	9.00	.10	2.80	2.90	(.13)	—
December 31, 2008	15.65	.19	(6.52)	(6.33)	(.19)	(.13)
December 31, 2007	14.93	.16	1.37	1.53	(.16)	(.65)
Aggressive Equity Fund
December 31, 2011	11.92	.04	(.54)	(.50)	(.06)	—
December 31, 2010	9.59	.04	2.34	2.38	(.05)	—
December 31, 2009	7.18	.05	2.40	2.45	(.04)	—
December 31, 2008	12.99	.09	(5.81)	(5.72)	(.09)	— (c)
December 31, 2007	14.45	.06	.40	.46	(.05)	(1.87)
Non-U.S. Fund
December 31, 2011	10.21	.17	(1.46)	(1.29)	(.17)	—
December 31, 2010	9.25	.12	.92	1.04	(.08)	—
December 31, 2009	7.48	.12	1.88	2.00	(.23)	—
December 31, 2008	13.20	.21	(5.83)	(5.62)	—	(.10)
December 31, 2007	15.01	.25	1.14	1.39	(.38)	(2.82)
Core Bond Fund
December 31, 2011	10.51	.35	.14	.49	(.34)	(.19)
December 31, 2010	10.20	.37	.63	1.00	(.40)	(.29)
December 31, 2009	9.33	.44	1.02	1.46	(.46)	(.13)
December 31, 2008	10.32	.47	(.86)	(.39)	(.39)	(.21)
December 31, 2007	10.14	.51	.20	.71	(.53)	—
Global Real Estate Securities Fund
December 31, 2011	13.92	.29	(1.25)	(.96)	(.31)	—
December 31, 2010	11.58	.33	2.29	2.62	(.28)	—
December 31, 2009	9.30	.30	2.41	2.71	(.43)	—
December 31, 2008	15.22	.38	(6.03)	(5.65)	(.27)	—
December 31, 2007	21.34	.35	(3.68)	(3.33)	(.47)	(2.32)

See accompanying notes which are an integral part of the financial statements.

98	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(d)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Net Investment Income to Average Net Assets	% Portfolio Turnover Rate

(.13)	13.24	(1.55)	373,392	.85	.85	1.03	133
(.11)	13.58	16.46	400,471	.89	.89	.93	105
(.13)	11.77	32.72	376,751	.86	.85	1.06	136
(.32)	9.00	(41.15)	298,211	.89	.87	1.50	135
(.81)	15.65	10.36	479,922	.87	.87	1.04	136

(.06)	11.36	(4.20)	177,035	1.08	1.02	.37	105
(.05)	11.92	24.88	191,763	1.11	1.05	.44	107
(.04)	9.59	34.32	158,671	1.13	1.02	.65	161
(.09)	7.18	(44.16)	123,088	1.18	1.05	.84	161
(1.92)	12.99	3.42	228,927	1.13	1.05	.39	180

(.17)	8.75	(12.88)	329,578	1.10	1.04	1.74	49
(.08)	10.21	11.42	366,870	1.12	1.06	1.30	49
(.23)	9.25	27.33	322,145	1.12	1.04	1.56	133
(.10)	7.48	(42.79)	255,750	1.21	1.15	2.01	123
(3.20)	13.20	10.12	431,686	1.18	1.15	1.70	106

(.53)	10.47	4.68	545,608	.72	.65	3.29	203
(.69)	10.51	10.02	471,898	.75	.68	3.48	195
(.59)	10.20	16.18	400,569	.73	.66	4.49	151
(.60)	9.33	(3.87)	319,109	.77	.70	4.70	164
(.53)	10.32	7.24	346,067	.78	.70	5.04	965

(.31)	12.65	(7.05)	470,964	.95	.95	2.11	57
(.28)	13.92	22.92	493,896	.99	.99	2.62	150
(.43)	11.58	31.16	410,708	.97	.97	3.36	110
(.27)	9.30	(37.76)	303,416	.96	.96	2.72	71
(2.79)	15.22	(15.86)	488,809	.92	.92	1.75	77

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	99

Russell Investment Funds

Notes to Financial Highlights — December 31, 2011

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo, and for certain funds, custody credit arrangements.
(c)	Less than $.01 per share.
(d)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

100	Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2011

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 10 different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value (“NAV”) to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”), as amended. The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures which include market and fair value procedures. Debt obligation securities maturing within 60 days at the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent the market value of such short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to Russell Fund Services Company (“RFSC”).
U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis and marked-to-market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements	101

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds will be valued based upon the NAV of such investments and are categorized as Level 2 of the fair value hierarchy. The Funds have adopted the authoritative guidance under U.S. GAAP for estimating the fair value of investments in funds that have calculated NAV per share in accordance with the specialized accounting guidance for investment companies. Accordingly, while NAV per share of an investment may not be determinative of fair value, as defined by U.S. GAAP, the Funds estimate the fair value of an investment in a fund using the NAV per share of the investment (or its equivalent) without further adjustment as a practical expedient, if the NAV per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the calculation of NAV for each applicable Fund when the Fund deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. index greater than a certain percentage) or other significant event; foreign market holidays if, on a daily basis, a Fund’s foreign exposure exceeds 20% in the aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes). When RFSC applies fair valuation methods that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but instead may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation

102	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011 procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

In 2011, the Financial Accounting Standards Board (“FASB”) issued an update to requirements relating to fair valuation measurements which represent amendments to achieve common fair value measurements and disclosure requirements in U.S. GAAP and International Financial Reporting Standards. The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurements and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.

The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011. Management does not believe the adoption of this update will have a material impact on the Funds’ financial statements.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the NAV stated in the financial statements to be different from the NAV at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income. All premiums and discounts, including original issue discounts, are amortized/ accreted using the effective interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company under sub-chapter M of the Internal Revenue Code and intends to distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Each Fund files a U.S. tax return. At December 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2008 through December 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements	103

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Dividends and Distributions to Shareholders

For all Funds, income dividend and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividend distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP primarily relate to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds pay their own expenses other than those expressly assumed by Russell Investment Management Company (“RIMCo”) or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included within the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. and Global Real Estate Securities Funds may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which they invest. The Non-U.S. and Global Real Estate Securities Funds may record a deferred tax liability with respect to the unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2011. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Funds. The amounts related to capital gains and repatriation taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Funds. The Non-U.S. and Global Real Estate Securities Funds had $28,226 and $0, respectively in deferred tax liability as of December 31, 2011. The Non-U.S. and Global Real Estate Securities Funds had $3,770 and $0 respectively in realized gain (loss) on investments for capital gains taxes for the period ended December 31, 2011.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments

104	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011 or agreements whose value is derived from an underlying security or index. They include options, futures, swaps and forwards. These instruments offer unique characteristics and risks that facilitate the Funds’ investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. In addition, the Non-U.S. and Global Real Estate Securities Funds may enter into foreign exchange contracts for trade settlement purposes. The Funds may pursue their strategy of being fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though cash reserves were actually invested in those markets. Hedging may also be used by certain Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund including using derivatives as a substitute for holding physical bonds, and using them to express various macro views (e.g., interest rate movements, currency movements, and macro credit strategies). By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks include, but are not limited to, market risk, liquidity risk, counterparty risk, basis risk, reinvestment risk, political risk, prepayment risk, extension risk and credit risk.

The effects of derivative instruments, categorized by risk exposure, on the Statement of Assets and Liabilities and the Statement of Operations, for the period ended December 31, 2011, if applicable, are disclosed in the Fair Value of Derivative Instruments presentation following each Fund’s Schedule of Investments.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objectives and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“FX contracts”). From time to time, certain Funds may enter into FX contracts to hedge certain foreign currency-denominated assets. FX contracts are recorded at market value. Certain risks may arise upon entering into these FX contracts from the potential inability of counterparties to meet the terms of their FX contracts and are generally limited to the amount of unrealized gain on the FX contracts, if any, that are disclosed in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

For the period ended December 31, 2011, the following Funds entered into foreign currency exchange contracts primarily for the strategies listed below:

Funds	Strategies
Non-U.S. Fund	Exposing cash reserves to markets and trade settlement
Core Bond Fund	Return enhancement and hedging
Global Real Estate Securities Fund	Exposing cash reserves to markets and trade settlement

The Funds’ foreign currency contract notional dollar values fluctuate throughout the operating year as required to meet strategic requirements. The following tables illustrate the quarterly volume of foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD.

	Outstanding Contract Amounts Bought
Quarter Ended	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Non-U.S. Fund	$42,734,654	$52,414,603	$53,698,707	$29,831,966
Core Bond Fund	131,930,366	142,074,417	164,794,299	68,348,283
Global Real Estate Securities Fund	18,993,095	9,016,052	15,158,842	12,570,389

	Outstanding Contract Amounts Sold
Quarter Ended	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Non-U.S. Fund	$42,463,132	$52,924,412	$54,633,710	$30,210,708
Core Bond Fund	105,332,308	67,595,010	87,765,144	72,968,251
Global Real Estate Securities Fund	34,858,474	2,467,411	31,699,603	12,740,157

Notes to Financial Statements	105

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to expose cash reserves to markets.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s Statement of Assets and Liabilities.

For the period ended December 31, 2011, the Core Bond Fund purchased/sold options primarily for return enhancement and hedging.

The Core Bond Fund’s options contracts outstanding values fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Option Contracts Outstanding
Quarter Ended	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Core Bond Fund	144	127	66	50

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance-sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are typically required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

106	Notes to Financial Statements

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Notes to Financial Statements, continued — December 31, 2011

For the period ended December 31, 2011, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
Multi-Style Equity Fund	Exposing cash reserves to markets
Aggressive Equity Fund	Exposing cash reserves to markets
Non-U.S. Fund	Exposing cash reserves to markets
Core Bond Fund	Return enhancement, hedging and exposing cash reserves to markets
Global Real Estate Securities Fund	Exposing cash reserves to markets

The Funds’ futures contracts outstanding values fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at period end.

	Number of Futures Contracts Outstanding
Quarter Ended	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund
March 31, 2011	146	97	395	1,528	—
June 30, 2011	221	70	391	2,056	—
September 30, 2011	339	96	444	1,719	284
December 31, 2011	154	69	406	836	519

As of December 31, 2011, the Funds had cash collateral balances in connection with futures contracts purchased (sold) as follows:

Cash Collateral for Futures
Multi-Style Equity Fund	$1,750,000
Aggressive Equity Fund	800,000
Non-U.S. Fund	2,700,000
Core Bond Fund	324,000
Global Real Estate Securities Fund	1,570,000

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default, index (total return) and currency swaps. The Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with those Funds’ investment objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies followed by each paying the other a series of interest payments based on the principal cash flow. At maturity the principal amounts are returned. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date or for return enhancement. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate NAV at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount earmarked on the Funds’ records will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction.

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Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds may enter into swap agreements with counterparties that meet RIMCo’s credit quality limitations. The Funds will not enter into any swap unless the counterparty has a minimum senior unsecured credit rating or long-term counterparty credit rating, including reassignments, of A- or better as defined by Standard & Poor’s or an equivalent rating from any nationally recognized statistical rating organization (using highest of split ratings) at the time of entering into such transaction.

Swap agreements generally are entered into by “eligible contract participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

As of December 31, 2011, the Core Bond Fund had cash collateral balances in connection with swap contracts purchased (sold) as follows:

	Cash Collateral for Swaps	Due to Broker
Core Bond Fund	$429,133	$1,902,962

Credit Default Swaps

The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller of protection in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As a seller of protection, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase protection via credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

If a credit event occurs on a corporate issue and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Unlike credit default swaps on corporate issues, deliverable obligations for credit default swaps on asset-backed securities in most instances are limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

108	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedule of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which the Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended December 31, 2011, the Core Bond Fund entered into credit default swaps primarily for return enhancement and hedging.

The Core Bond Fund’s credit default swap contract notional amounts fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding.

	Credit Default Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Core Bond Fund	$19,485,298	$38,565,298	$44,410,298	$107,619,798

Notes to Financial Statements	109

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund might diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

For the period ended December 31, 2011, the Core Bond Fund entered into interest rate swaps primarily for return enhancement and hedging.

The Core Bond Fund’s interest rate swap contract notional amounts fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding.

	Interest Rate Swap Notional Amounts Outstanding
Quarter Ended	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Core Bond Fund	$5,617,134,000	$2,861,724,000	$147,460,000	$90,495,000

Index Swaps

Certain Funds may enter into index swap agreements to expose cash reserves to markets or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

For the period ended December 31, 2011, none of the Funds entered into index swaps.

ISDA Master Agreements

The Funds are parties to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties that govern transactions in over-the-counter derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt by the agent of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from agents it acquires direct rights against the borrower on the loan. At December 31, 2011, the Core Bond Fund had no unfunded loan commitments.

110	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Investments in Emerging Markets

Emerging Markets Securities

Investing in emerging markets securities can pose some risks different from and greater than, risks of investing in U.S. or developed markets securities. These risks include: a risk of loss due to political instability; exposure to economic structures that are generally less diverse and mature, and to political systems which may have less stability, than those of more developed countries; smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Funds. Emerging market securities may be subject to currency transfer restrictions and may experience delays and disruptions in securities settlement procedures for a Fund’s portfolio securities. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Emerging Markets Debt

A Fund’s emerging markets debt securities may include obligations of governments and corporations. As with any fixed income securities, emerging markets debt securities are subject to the risk of being downgraded in credit rating and to the risk of default. In the event of a default on any investments in foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. With respect to debt issued by emerging market governments, such issuers may be unwilling to pay interest and repay principal when due, either due to an inability to pay or submission to political pressure not to pay, and as a result may default, declare temporary suspensions of interest payments or require that the conditions for payment be renegotiated.

Repurchase Agreements

The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally within a few days or weeks). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. The Fund will not invest more than 15% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default This has become an increasing risk for collateral related to non-agency mortgages (e.g., sub-prime, Alternative A - paper (“Alt - A loans”)) and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

Notes to Financial Statements	111

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the Fund has exposure to agency mortgages, private non-agency mortgages (including those secured by subprime and Alt-A loans) and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refers to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the

112	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011 protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Forward Commitments

The Core Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s investment strategies. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and may realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Funds in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be earmarked on the Fund’s records at the trade date and until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

A to be announced (“TBA”) security is a forward mortgage-backed securities trade. The securities are purchased and sold on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. As of December 31, 2011, the Core Bond Fund had no cash collateral balances in connection with TBAs.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed securities, which are typically bonds or notes designed to provide a return higher than the rate of inflation (based on a designated index) if held to maturity. A common type of inflation-indexed security is a U.S. Treasury Inflation-Protected Security, or TIPS. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, the adjusted principal or original principal is paid, whichever is greater. TIPS pay interest twice a year, at a fixed rate. The rate is applied to the adjusted principal, Therefore, like the principal, interest payments rise with inflation and fall with deflation.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the financial statements (the “Assets”). The Assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Notes to Financial Statements	113

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. The Core Bond Fund and Non-U.S. Fund had direct holdings, swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers or counterparties at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings associated with Lehman Brothers have been written down to their estimated recoverable values and incorporated as components of other receivables and liabilities on the Statements of Assets and Liabilities and net changes in realized gain (loss) or unrealized appreciation (depreciation) on the Statement of Operations. The Funds have also utilized certain netting arrangements to offset payables and receivables of Lehman Brothers securities.

On November 4, 2011, creditors of Lehman Brothers Holdings Inc. and its affiliated chapter 11 debtors (collectively, “Lehman Brothers”) voted to accept the Third Amended Joint Chapter 11 Plan of Lehman Brothers dated August 31, 2011 (the “Plan”). The Bankruptcy Court confirmed the Plan on December 6, 2011. Creditors of Lehman Brothers expect to receive preliminary distributions in the first quarter of 2012. Pursuant to the Plan, there will be an initial distribution of “Available Cash” with semiannual distributions on each March 30th and September 30th thereafter. Reserved amounts that become available (through claims being disallowed or reduced, litigation being resolved, or distributions not being collected) will be included as Available Cash for the subsequent semi-annual distributions. Distributions will be made only to claimants holding “Allowed Claims” as of the relevant distribution date. The date for final distributions to creditors of Lehman Brothers is unknown.

3.	Investment Transactions

Securities

During the period ended December 31, 2011, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Multi-Style Equity Fund	$505,831,206	$524,454,703
Aggressive Equity Fund	191,375,052	195,488,624
Non-U.S. Fund	180,699,696	166,574,605
Core Bond Fund	158,023,085	112,348,674
Global Real Estate Securities Fund	298,735,813	278,618,162

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

	Purchases	Sales
Core Bond Fund	$911,123,375	$845,254,381

Written Options Contracts

Transactions in written options contracts for the period ended December 31, 2011 were as follows:

	Core Bond Fund
	Number of Contracts	Premiums Received
Outstanding December 31, 2010	125	$873,046

Opened	181	2,846,085
Closed	(121)	(2,260,669)
Expired	(136)	(706,352)

Outstanding December 31, 2011	49	$752,110

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government Agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Bank and Trust Company (“State Street”), in short-term instruments, pooled collateral vehicles that invest in short term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. The collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral.

114	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be creditworthy by State Street.

Each Fund that participates in the securities lending program has most of the cash collateral invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo. Prior to December 3, 2010, the Funds that participated in securities lending had a portion of their cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”), a securities lending cash collateral vehicle managed by State Street Global Advisers. On December 3, 2010, the Funds redeemed in-kind out of SLQT realizing certain losses as a result of such redemption, and proceeds of the redemption were invested in the RIF Liquidating Trust, an unregistered fund managed by State Street.

As of December 31, 2011, the non-cash collateral pledged for the securities on loan in the following funds was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Multi-Style Equity Fund	$758,511	Pool of U.S. Government Securities
Aggressive Equity Fund	1,227,458	Pool of U.S. Government Securities
Non-U.S. Fund	596,843	Pool of U.S. Government Securities

Custodian

The Funds have entered into arrangements with their custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended December 31, 2011, the Funds’ custodian fees were reduced by the following amounts under these arrangements

Amount Paid
Multi-Style Equity Fund	$8
Aggressive Equity Fund	1
Non-U.S. Fund	4
Core Bond Fund	264
Global Real Estate Securities Fund	2

Brokerage Commissions

The Funds effect certain transactions through Recapture Services, a division of BNY ConvergeEX Execution Solutions LLC (“BNY”) and its global network of correspondent brokers. BNY is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used (i) to obtain brokerage and research services for RIMCo to assist RIMCo in its investment decision-making process in its capacity as advisor to the Funds or (ii) to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to obtain brokerage and research services for RIMCo or to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the money managers or RIMCo believe that the Funds will receive best execution. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors. Brokerage and research services provided to RIMCo by BNY or other brokers include, but are not limited to (1) advice either directly or indirectly through publications or writings as to the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities; (2) analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and/or (3) services that are required in connection therewith. Research services will generally be obtained from unaffiliated third parties at market rates, which may be included in commission costs. Research provided to RIMCo may benefit the particular Funds generating the trading activity and may also benefit other Funds within RIF and other funds and clients managed or advised by RIMCo or its affiliates. Similarly, the Funds may benefit from research provided with respect to trading by those other funds and clients. In some cases, research may also be provided by other non-affiliated brokers.

Notes to Financial Statements	115

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Money Commission once RIMCo’s research budget has been met, as determined annually in the Soft Money Commission budgeting process.

Additionally, the Funds paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the adviser.

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ adviser and RFSC, a wholly-owned subsidiary of RIMCo, is the Funds’ administrator. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the Russell U.S. Cash Management Fund, an unregistered Fund advised by RIMCo. As of December 31, 2011, the Funds have invested $96,547,566 in the Russell U.S. Cash Management Fund. In addition, a portion of the collateral received from the Investment Company’s securities lending program in the amount of $64,766,711 is invested in the Russell U.S. Cash Collateral Fund, an unregistered fund advised by RIMCo.

The advisory and administrative fees specified in the table below are based upon the average daily net assets of each Fund and are payable monthly.

	Annual Rate
Funds	Adviser	Administrator
Multi-Style Equity Fund	0.73%	.05%
Aggressive Equity Fund	0.90	.05
Non-U.S. Fund	0.90	.05
Core Bond Fund	0.55	.05
Global Real Estate Securities Fund	0.80	.05

The following shows the respective totals for advisory and administrative fees for the period ended December 31, 2011.

	Advisory	Administrative
Multi-Style Equity Fund	$2,873,735	$196,831
Aggressive Equity Fund	1,696,409	94,245
Non-U.S. Fund	3,252,336	180,685
Core Bond Fund	2,804,598	254,964
Global Real Estate Securities Fund	3,955,132	247,196

RIMCo agreed to certain waivers of its advisory fees as follows:

For the Aggressive Equity Fund, RIMCo has contractually agreed, until April 30, 2012, to waive 0.06% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2011 was $113,094. There were no reimbursements during the period.

For the Non-U.S. Fund, RIMCo has contractually agreed, until April 30, 2012, to waive 0.06% of its 0.90% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2011 was $216,822. There were no reimbursements during the period.

For the Core Bond Fund, RIMCo has contractually agreed, until April 30, 2012, to waive 0.07% of its 0.55% advisory fee. The waiver may not be terminated during the relevant period except with Board approval. The total amount of the waiver for the period ended December 31, 2011 was $356,949. There were no reimbursements during the period.

Transfer and Dividend Disbursing Agent

RFSC serves as transfer agent and provides dividend disbursing services to the Funds. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this

116	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011 fee for services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Transfer agency fees paid by the Funds presented herein for the period ended December 31, 2011 were as follows:

Amount

Multi-Style Equity Fund	$17,321
Aggressive Equity Fund	8,293
Non-U.S. Fund	15,900
Core Bond Fund	22,437
Global Real Estate Securities Fund	21,753

Contributions from Adviser

Fund reimbursements presented in the Statements of Changes in Net Assets include payments by RIMCo to certain Funds made during the period ended December 31, 2011 to compensate for fund share transactions relating to the valuation of a portfolio holding, the SLQT, in which the Funds invested cash collateral received in securities lending transactions. Other reimbursements included in the Statements of Operations relate to amounts for advisory fees paid indirectly by certain Funds to RIMCo that were invested in the U.S. Cash Management Fund for the period from September 1, 2010 to September 16, 2011.

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, serves as distributor for RIF, pursuant to the Distribution Agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2011 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund

Advisory fees	$230,643	$125,859	$234,775	$219,673	$315,881
Administration fees	15,797	7,492	13,973	22,883	19,743
Transfer agent fees	1,392	660	1,227	2,000	1,731
Trustee fees	707	325	689	779	915

	$248,539	$134,336	$250,664	$245,335	$338,270

Affiliated Brokerage Commissions

The Funds effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Amounts retained by RIS for the period ended December 31, 2011(unaudited) were as follows:

Fund Name	Amount	Percent of Fund’s Commission
Multi-Style Equity Fund	$68,015	11.7
Aggressive Equity Fund	2,470	0.7
Non-U.S. Fund	13,688	3.4

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 36 funds, and RIF, which has 10 funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year, $6,500 for each regularly scheduled meeting attended in person (effective January 1, 2012, $7,000), $2,500 (effective January 1, 2012, $3,500) for each special meeting and the Annual 38a-1 meeting attended in

Notes to Financial Statements	117

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011 person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000 per year.

5.	Federal Income Taxes

At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. For the fiscal year ending December 31, 2011, the Funds had no short-term or long-term capital losses which may be carried forward indefinitely. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2016	12/31/2017	Totals

Multi-Style Equity	$—	$50,196,208	$50,196,208
Aggressive Equity	—	33,997,250	33,997,250
Non-U.S.	40,217,249	51,040,031	91,257,280
Global Real Estate Securities	—	24,647,989	24,647,989

At December 31, 2011, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Global Real Estate Securities Fund

Cost of Investments	$353,032,046	$171,445,833	$359,051,194	$583,471,369	$429,095,462

Unrealized Appreciation	$32,760,764	$18,809,115	$31,571,578	$33,537,812	$151,333,423
Unrealized Depreciation	(11,097,444)	(7,347,173)	(38,177,005)	(30,451,327)	(84,848,277)

Net Unrealized Appreciation (Depreciation)	$21,663,320	$11,461,941	$(6,605,427)	$3,086,485	$66,485,146

Undistributed Ordinary Income	$1,098,318	$—	$3,706,713	$2,333,723	$2,178,634
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$(50,196,208)	$(33,997,250)	$(91,257,280)	$1,629,917	$(24,647,989)
Tax Composition of Distributions
Ordinary Income	$3,846,522	$879,375	$6,022,481	$18,297,548	$11,195,328
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$7,302,197	$—
Distributions in Excess	$—	$63,347	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2011 and December 31, 2010 were as follows:

	2011		2010
Multi-Style Equity Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,272	$31,347	1,894	$22,754
Proceeds from reinvestment of distributions	284	3,847	287	3,360
Payments for shares redeemed	(3,854)	(52,698)	(4,706)	(56,133)

Total increase (decrease)	(1,298)	$(17,504)	(2,525)	$(30,019)

118	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

	2011		2010
Aggressive Equity Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	1,277	$15,071	1,360	$13,976
Proceeds from reinvestment of distributions	82	942	76	778
Payments for shares redeemed	(1,872)	(22,488)	(1,882)	(19,240)

Total increase (decrease)	(513)	$(6,475)	(446)	$(4,486)

	2011		2010
Non-U.S. Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	4,119	$39,765	3,705	$33,734
Proceeds from reinvestment of distributions	603	6,023	331	2,908
Payments for shares redeemed	(2,983)	(29,666)	(2,938)	(26,583)

Total increase (decrease)	1,739	$16,122	1,098	$10,059

	2011		2010
Core Bond Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	9,039	$95,798	8,107	$86,343
Proceeds from reinvestment of distributions	2,442	25,606	2,784	29,227
Payments for shares redeemed	(4,286)	(45,526)	(5,254)	(56,066)

Total increase (decrease)	7,195	$75,878	5,637	$59,504

	2011		2010
Global Real Estate Securities Fund	Shares	Dollars	Shares	Dollars

Proceeds from shares sold	2,665	$35,655	2,018	$25,770
Proceeds from reinvestment of distributions	818	11,195	783	9,961
Payments for shares redeemed	(1,717)	(23,548)	(2,807)	(34,966)

Total increase (decrease)	1,766	$23,302	(6)	$765

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC funds. A RIC lending fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC lending fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC lending fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2011, the Funds did not borrow or loan through the interfund lending program.

8.	Record Ownership

As of December 31, 2011, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company accounts were the largest shareholder in each Fund.

	# of Shareholders	%
Multi-Style Equity Fund	2	80.8
Aggressive Equity Fund	2	80.2
Non-U.S. Fund	2	74.2
Core Bond Fund	3	84.7
Global Real Estate Securities Fund	2	91.9

Notes to Financial Statements	119

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2011

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933, as amended (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. This limitation is applied at the time of purchase. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on a Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Aggressive Equity Fund - 0.2%
Cohu, Inc.	03/02/07	25,540	12.55	320	290

					290

Non-U.S. Fund - 0.2%
Rolls-Royce Holdings PLC	03/18/10	61,640	8.95	552	715

					715

Core Bond Fund - 0.6%
Adams Aircraft Industries, Inc. Term	05/22/07	49	114.22	56	—
ARES CLO, Ltd.	01/15/09	248,363	79.08	197	241
Australia & New Zealand Banking Group, Ltd.	06/15/11	300,000	99.83	300	300
Chatham Light CLO, Ltd.	11/25/09	453,885	91.88	417	437
CIT Mortgage Loan Trust	10/05/07	38,017	100.00	38	37
CIT Mortgage Loan Trust	10/05/07	130,000	100.00	130	97
CIT Mortgage Loan Trust	10/05/07	180,000	100.00	180	72
DG Funding Trust	11/04/03	49	10,537.12	516	368
Escrow GM Corp	04/21/11	80,000	—	—	30
UBS AG	11/05/07	270,000	55.27	149	79
Washington Mutual Mortgage Pass Through Certificates	04/01/05	183,195	100.00	183	7
Weatherford International, Ltd.	04/21/11	250,000	127.70	319	323
Westchester CLO, Ltd.	01/04/11	1,281,544	89.57	1,148	1,143

					3,134

Global Real Estate Securities Fund—0.0%
BGP Holdings PLC	08/06/09	926,311	—	—	—

					—

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board.

10.	Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

120	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Core Bond Fund, and Global Real Estate Securities Fund (five of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

February 15, 2012

Report of Independent Registered Public Accounting Firm	121

Russell Investment Funds

Tax Information — December 31, 2011 (Unaudited)

For the tax year ended December 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity Fund	100.0%
Aggressive Equity Fund	100.0%
Non-U.S. Fund	4.0%
Core Bond Fund	0.0%
Global Real Estate Securities Fund	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2011:

Long-Term Capital Gains

Core Bond	$7,302,197

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S Fund paid foreign taxes of $871,448 and recognized $9,564,310 of foreign source income during the taxable year ended December 31, 2011. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0231 per share of foreign taxes paid and $0.2539 of gross income per share earned from foreign sources in the taxable year ended December 31, 2011.

122	Tax Information

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 19, 2011 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 11, 2011, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 and to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds or the Underlying Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

124	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of the RIF Multi-Style Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The Board considered that the select holdings strategy initially was utilized for two other mutual funds under the management of RIMCo but did not achieve the objectives anticipated by RIMCo in respect of such funds and therefore was discontinued. Against this background, the Board reviewed the results of the select holdings strategy in respect of the Participating Underlying Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board noted RIMCo’s advice that the services provided to the Funds and the Underlying Funds pursuant to the RIMCo Agreement do not encompass cash management services and considered RIMCo’s belief that its Advisory Fees nevertheless are reasonable. The Board also noted that the uninvested cash of the Underlying Funds is “swept” into a pooled investment vehicle maintained by RIMCo and that RIMCo receives a separate investment advisory fee from that investment vehicle to manage its investment portfolio. The Board considered and relied upon views expressed by RIMCo and counsel to the Funds and the Underlying Funds at the Agreement Evaluation Meeting and prior meetings regarding the appropriateness and permissibility of the separate advisory fees received by RIMCo from the investment vehicle and further considered that such fees, while being accrued on the books of the investment vehicle, are not being distributed to RIMCo pending resolution of certain issues raised by regulators.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by the funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to

Basis for Approval of Investment Advisory Contracts	125

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Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Advisory fee for each Fund, on a contractual basis, was ranked in the fourth quintile of its Expense Universe but was ranked in the first quintile of its Expense Universe an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal years for the Expense Universe funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees.

With respect to the Funds’ total expenses, the Third-Party Information showed that, with the exception of the Equity Growth Strategy Fund, each of the Funds had total expenses which were ranked at least in the third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among the Expense Universe Funds and the fifth quintile represents funds with the highest total expenses among the Expense Universe Funds. The Board considered RIMCo’ advice with respect to the Equity Growth Strategy Fund that its total expenses were within 5 basis points of the third quintile of its Expense Universe.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009 and 2010.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009.

After considering the foregoing and other relevant factors and, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its

126	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received a proposal from RIMCo at a meeting held on December 6, 2011, to effect a money manager change for the RIF Multi-Style Equity Fund. In the case of the proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

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Russell Investment Funds

Shareholder Request for Additional Information — December 31, 2011 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended December 31, 2011 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your insurance company.

Some insurance companies may offer electronic delivery of the Funds’ prospectus and annual and semi-annual reports. Please contact your insurance company for further details.

128	Shareholder Request for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2011 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 36 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert,” as explained below; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh, the only interested trustee, has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	46	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	129

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	46	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	46

• Director, Avista Corp (electric utilities);

• Trustee, Principal Investors Funds (investment company);

• Trustee, Principal Variable Contracts Funds (investment company)

• Trustee, WM Group of Funds until 2006 (investment company)

Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	46	• Director, Gold Banc Corporation until 2006

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

130	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• Vice Chairman of the Board, Simpson Investment Company • Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	46	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	46	• Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) • Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	• Retired • Chairperson of the Investment Committee until December 2009	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	131

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEES EMERITUS
**George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	46	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	46	None

**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

132	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2011

(Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

• Chief Compliance Officer, RIC

• Chief Compliance Officer, RIF

• Chief Compliance Officer, RIMCo

• Chief Compliance Officer, RFSC

• Chief Compliance Officer, Russell Exchange Traded Funds Trust

• April 2002-May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

• President and CEO, RIC and RIF

• Chairman of the Board, President and CEO, Russell Financial Services, Inc.

• Chairman of the Board, President and CEO, RFSC

• Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

• May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

• 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

• 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

• Treasurer, Chief Accounting Officer and CFO, RIC, RIF and Russell Exchange Traded Funds Trust

• Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

• Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC and RIF • Director, FRC • Chairman of the Board, President and CEO, RIMCo • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

• 1999 to 2010 Assistant Secretary, RIC and RIF

• Associate General Counsel, FRC

• Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

• Secretary and Chief Legal Officer, RIC, RIF and Russell Exchange Traded Funds Trust

Disclosure of Information about Fund Trustees and Officers	133

Russell Investment Funds

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900 Seattle, WA 98101

Money Managers as of December 31, 2011

Multi-Style Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management Inc., Florham Park, NJ

Suffolk Capital Management LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT

Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management Inc., Florham Park, NJ

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors Inc., Boston, MA

Pzena Investment Management LLC, New York, NY

Core Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Metropolitan West Asset Management LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

Global Real Estate Securities Fund

AEW Capital Management, LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Dallas, TX

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

134	Manager, Money Managers and Service Providers

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-023

2011 ANNUAL REPORT

Russell

Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2011

FUND

Conservative Strategy Fund

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with ten different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2011

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series.

Copyright © Russell Investments 2012. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities distributed through Russell Financial Services, Inc., member FINRA and part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

I am pleased to present you with Russell Investment Funds’ 2011 Annual Report for the fiscal year ending December 31, 2011. Inside you’ll find portfolio management discussions and fund performance information.

Although 2011 proved to be a challenging year for world markets, all of us at Russell remain focused on our primary mission — improving financial security for people.

For over 75 years, we’ve helped clients invest in all kinds of markets throughout the market cycle. During good times and uncertain times, we are guided by the same disciplined, long-term investment approach. We conduct our own objective research of worldwide capital markets and independent money managers, which allows us to build portfolios with a global perspective.

In 2011, we witnessed non-stop assaults on the world economy: an earthquake, tsunami and nuclear disaster in Japan; ongoing conflicts in the Middle East; a financial crisis in Europe centered in Greece, Italy and Spain; the downgrade of U.S. debt in the summer; and continued market volatility throughout the fall.

As of December 31, 2011, the broad global equity market, represented by the Russell Global Index, was down 7.67% year-to-date. Market volatility made the journey even more unsettling for many investors. To help you cope with such uncertain times, we suggest you work closely with your financial advisor.

Your advisor can help you focus on your investment goals and the plan to help you reach them. We also believe it’s important to talk with your advisor about the mix of investments in your portfolio to make sure you are comfortable with them and your investment time horizon.

Volatile markets — like those we endured in 2011 — are often driven by emotions in the short-term. Longer-term, we believe underlying fundamentals drive the market. This belief, along with a thoughtful plan and globally diversified portfolio, can help you look past the day-to-day market gyrations and help you reach your long-term goals.

From all of us at Russell Investments, thank you for the trust you have placed in our firm.

Best regards,

Sandra Cavanaugh

CEO, Americas Private Client Services

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2011 (Unaudited)

U.S. Equity Markets

The fiscal year ended December 31, 2011 was a relatively tumultuous period for the U.S. equity market. Despite macroeconomic uncertainty and high levels of volatility, the Russell 1000® Index rose 1.50%, while the Russell 2000® Index lost 4.18% over the year.

The U.S. equity market started off strongly in 2011. Investor confidence was buoyed by the Federal Reserve’s second round of quantitative easing (“QE2”), which demonstrated the Federal Reserve’s willingness to take action to stimulate the U.S. economy. This, in combination with positive corporate earnings numbers, drove up both equity and real asset markets. The energy sector was the largest beneficiary of this expansion through early 2011, as rising crude oil prices contributed to rising share prices of oil producers and distributors. The strong performance of energy and other cyclically-oriented sectors resulted in factors such as high beta (a stock’s sensitivity to market movement) and high earnings variability being rewarded during the first quarter.

The strength of the U.S. equity market rally was underlined by four months of consecutive positive returns for U.S. large capitalization stocks, as the Russell 1000® Index rose 9.44% between January 1, 2011 and April 30, 2011. U.S. small capitalization stocks were even larger beneficiaries of investors’ elevated appetite for risk, with the Russell 2000® Index appreciating 10.79% over the same period.

Though there was some economic optimism that underlined relatively strong equity returns during the first four months of 2011, the period was also marked by high volatility and macroeconomic concerns. In January, oil prices began to rise due to unrest across the Arab world. Beginning with the ousting of Tunisia’s president on January 14th, 2011, a number of Arab nations ruled by authoritarian regimes experienced popular uprisings in what became known as the “Arab Spring.” The initial upheaval in Tunisia and Egypt quickly led to the overthrow of both governments. However, unrest in Libya and growing concern about unrest in Saudi Arabia caused many investors to fear a potential oil supply disruption. While Saudi Arabia managed to avert a serious crisis, Libya disintegrated into civil war and this turmoil helped drive crude oil prices above $100 per barrel, a psychologically important number for investors.

With the market struggling to digest the potential impact of the “Arab Spring,” on March 11th, 2011, a large earthquake and tsunami ravaged a significant portion of Japan, the world’s third largest economy. The natural disaster devastated key parts of Japan’s industrial heartland, including the country’s automotive industry, and caused a nuclear crisis at the Fukushima nuclear plant. The Fukushima crisis fomented global criticism of nuclear power and provided a further tailwind to rising oil prices.

In the month following Japan’s disaster and bolstered by the ongoing war in Libya, West Texas Intermediate crude oil prices, which are a key input to U.S. gasoline prices, peaked at over $110 dollars a barrel. These were price levels not seen since the oil price rally of 2007. The negative economic impacts of such elevated prices on inflation and the consumer caused many investors and governments to become more concerned about the detrimental effect these prices would have on the fragile global economic recovery. In June 2011, the International Energy Agency released 60 million barrels of oil into the market in an effort to push oil prices down. This contributed to a decrease in oil prices over the following months. After leading markets during early 2011, energy stocks struggled throughout the second and third quarters of 2011 in response to lower oil prices and global economic concerns and were among the worst performing stocks in the Russell 1000® and Russell 2000® Indexes.

While economic concerns remained, the positive impact of lower oil prices on consumer spending and the diminishing risks of inflation provided investors with some hope that the global economic recovery could continue. However, the optimism quickly dissipated in June with the re-emergence of the European debt crisis, as Greece, Italian and Spanish bond yields rose rapidly. With fears that the sovereign debt contagion had spread to Italy and Spain, investors questioned the viability of both the Eurozone and the European Union.

Sovereign debt issues became the key market theme for the next several months. While Europe continued to be mired in uncertainty, the U.S. became the focal point of investor concern in late July and early August, as political contention

4	Market Summary

Russell Investment Funds

over the budget deficit threatened to result in a U.S. government debt default. While this outcome was eventually avoided, the uncertainty resulted in Standards & Poor’s downgrade of U.S. sovereign debt from its prestigious AAA credit rating. This downgrade, along with weakening U.S. economic data such as disappointing housing data and increasing unemployment, was a catalyst for a U.S. equity market sell-off, which was further exacerbated by the political gridlock in Europe on a solution to the ongoing sovereign debt crisis. Consequentially, the Russell 1000® Index and the Russell 2000® Index both experienced one of the largest quarterly declines in their history, falling 14.68% and 21.87% in the third quarter, respectively.

The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher and was a large determinant of overall market performance. The fear and macro-driven market environment during the second and third quarters of 2011 saw higher risk stocks penalized. Consequently, stocks perceived to be sensitive to economic growth, including those with higher betas and more cyclical earnings patterns, struggled. Investors sought stocks in categories that are traditionally viewed as “safe” investments, such as consumer staples and utilities. As a result, stocks with low volatility and high dividend yields performed best, as investors looked to reduce their sensitivity to a potentially weakening economic environment.

While the sell off pushed the market into bear market territory, October saw the U.S. equity market rebound as fears about another global economic meltdown eased. Many market commentators viewed the magnitude of the rebound as the result of the deeply depressed valuations witnessed in September. The dividend yield on the Russell 1000® Index and the S&P 500® Index both surpassed the yield on 10-Year Treasury notes. Investors began to show more willingness to take the risk of owning high growth stocks and stocks with very low price-to-earnings and price-to-book ratios as a result of the sell off. With economic data showing positive but slow economic growth and European governments making progress on the sovereign debt crisis, market fears declined through October.

The month of October was particularly strong for U.S. equities. The Russell 1000® Index finished up 11.21%, just 61 basis points shy of the overall fourth quarter return and the Russell 1000® Index’s highest one-month return since December of 1991. The Russell 2000® Index rose 11.21%. Following October, the U.S. equity market began to exhibit some of the same trends from earlier in 2011. As a whole, the fourth quarter was different from a factor and characteristics perspective than the rest of 2011, though much of the difference was due to the month of October. November was slightly more turbulent, with the market ending close to even for the month. After the optimism of October, investors became increasingly worried about the implications of the ongoing European debt crisis. These fears were evidenced by the rapid increase in Italian bond yields, which rose above the psychologically important 7% threshold, and by a weak German bond auction during November. The failure to stem the continuing European debt crisis caused equity markets to fall throughout much of November. However, in response to news of a coordinated monetary easing from the European Central Bank and the central banks of the U.S., Canada, Switzerland, Japan, and the U.K., equity markets rallied in the last week of November. December was the least volatile month of the quarter, partially due to low trading volumes. The market was also supported by declining U.S. unemployment figures (9.1% for September, 9.0% for October, 8.6% for November as measured by U.S. Bureau of Labor Statistics), declining year-over-year inflation figures (3.9% for September, 3.6% for October, 3.4% for November as measured by U.S. Bureau of Labor Statistics) and positive U.S. housing market news, including an increase in housing starts. However it was low beta stocks that led the market’s positive move during December.

The overall style environment during the year favored growth managers. The Russell 1000® Growth Index returned 2.64% and the Russell 1000® Value Index returned 0.39%. As the market struggled during the second and third quarters of 2011, growth managers were better able to limit losses. Quality elements of many growth companies, including high profitability and low amounts of debt, were beneficial to growth stock performance. However, many growth managers struggled to match their benchmarks as their higher beta positioning was out of favor during the market’s most risk averse portions of the year. Some more cyclical exposures that are commonly held among value managers, including high earnings variability, leverage and low valuations, all provided headwinds to performance during the fiscal year. Market leadership was narrow overall, with the Russell 1000® Index utilities sector outperforming the Russell 1000® Index by approximately 1100 basis points during the year. Although the Top 50 capitalization tier of the Russell 1000® Index generated a positive return for the year, the remaining 950 stocks, in aggregate, produced negative returns.

Non-U.S. Developed Equity Markets

For the fiscal year ended December 31, 2011, the non-U.S. equity market as measured by the Russell Developed ex-U.S. Large Cap® Index (the “Index”) was down 12.35%. The period was marked by volatile swings in stock prices and a series of unfavorable global developments. With the depressed U.S. housing market continuing to negatively affect the

Market Summary	5

Russell Investment Funds

global economy and an increasingly difficult credit crisis gripping Europe, Japan’s earthquake and tsunami dealt a serious blow to Japan’s already struggling economy and added to the difficult global market environment. Japan’s earthquake severely damaged its Fukushima nuclear power facility, and the economic ripple effects of the nuclear disaster were evident in major changes to national energy policies and global supply chains, most notably in the global auto and technology industries. With the added threats of mounting inflationary pressures in emerging markets due to rising commodity prices, including food and energy, and civil unrest in the Middle East, investors grew increasingly risk averse as 2011 progressed.

Amidst the uncertainty in the global economy, corporate earnings proved resilient through the period as expectations for sharp deterioration in earnings were not realized. The European Union’s decision to write down Greece’s debt and recapitalize many European banks was welcomed by investors. While markets rallied in October on the European Union’s assurances that it would reach a successful resolution of the sovereign debt crisis, the lack of tangible details eroded much of the confidence provided by this plan.

After weakening sharply in the first half of 2011, the U.S. dollar rapidly recovered versus other major currencies as investor outlook dimmed with worsening global economic conditions. The net impact over the full year was a slight degradation of international equity market performance for U.S. dollar investors. The Index fell 11.9% in local currencies. The U.S. Federal Reserve’s first and second rounds of quantitative easing (a form of monetary policy used to increase the money supply through the Federal Reserve’s purchase of government securities or other securities from the market), combined with indications that there could be more rounds of such activity to come, kept the dollar down for much of the period, even as the global market’s flight to quality continued to support U.S. debt issuance at historically low yields.

In a world increasingly concerned with flagging economic growth, investors gravitated to areas of the market most likely able to sustain growth in a weak global economy. This favored stable growth sectors such as consumer staples and health care and growth oriented investment strategies in general. The Russell Developed ex-U.S. Large Cap Growth® Index ended the 12-month period down 9.60%. In contrast, the Russell Developed ex-U.S. Large Cap Value® Index was down more than 14.5%, with its heavy exposure to financial stocks a major factor in its underperformance.

Regionally, the United Kingdom (U.K.) offered some downside protection to market declines. The U.K. is home to many of the world’s largest consumer staples, health care and energy companies. Unilever, British American Tobacco, GlaxoSmithKline, British Petroleum and Shell are the types of stable earning companies investors favored during the period. Stocks in the Russell Europe ex-U.K. Index fell a less dramatic 4.8%.

Japan’s geographic and economic distance from Europe should have proved an advantage as Japanese share prices started the period at already depressed levels. However, the March earthquake and ensuing nuclear disaster eroded Japan’s position as a relative safe haven. Japanese shares ended the period down 12.6% in U.S. dollars as measured by the Russell Asia ex-Japan Index. A strengthening yen continued to challenge Japanese export companies, but benefited foreign investors. The Japanese market was down over 17% in Yen terms as measured by the Russell Asia ex-Japan Index.

Given its link to global economics, Asia/Pacific ex-Japan as a region performed in line with the broad non-US equity markets, falling slightly more than 12% as measured by the Index. The outlook of potentially weakening future demand had an erosive impact on commodity producing countries, specifically Australia. Within the region, Hong Kong fell sharply, down 18.5%, on fears that China’s anti-inflationary measures would cause an economic slowdown.

Europe ex-U.K. was the worst performing region within the developed markets, declining 15.2% for the period. Europe’s greatest detriment remained the increasing risk of a sovereign debt default in Greece, Ireland, Italy, Portugal, and Spain. A default represents a serious threat to the survival of the European Union, as the economically healthier nations would be forced to bail out their more fiscally stressed members. While the stock markets of the distressed European nations fell collectively, led by the nearly 57% drop in the value of Greek shares, the stock markets of more fiscally sound Germany and France also reflected the strains, and ended the period down 18.1% and 16.7%, respectively, as measured by the Index.

The woes of Asia/Pacific ex-Japan and Europe ex-U.K. were reflected in sector performance. Classically defensive sectors, such as consumer staples, health care and telecommunications, led the non-U.S. equity market, with health care faring best at a 6.1% gain for the period as measured by the Index. While areas most dependent on economic expansion, such as financials, consumer discretionary and technology, experienced short-lived rallies during the year, the faltering global recovery took its toll, with these sectors slumping 14-20% as measured by the Russell Large Cap

6	Market Summary

Russell Investment Funds

Developed ex-U.S. Financial, Consumer Discretionary and Technology Indexes. An outlier were energy stocks, which only fell 3.7% as measured by the Russell Large Cap Developed ex-U.S. Energy Index, as unrest within a number of energy producing nations kept global oil prices at elevated levels.

Mining/materials stocks were the worst performers in the period, down 22.9% as measured by the Russell Large Cap Developed ex-U.S. Materials Index on the outlook for slower growth in the developed economies and in China, which is a major buyer of iron ore and copper. Beyond this, the stresses facing the global financial sector, including persistent weakness in the U.S. housing/mortgage market, exposure to distressed sovereign debts and the additional threats of high unemployment and anemic capital markets, contributed to the financial sector falling 19.9% as measured by the Russell Large Cap Developed ex-U.S. Financials Index. European bank stocks slid on fears that degradation in the value of holdings in “risk free” sovereign debt securities such as Greece and other highly indebted nations might result in a bank collapse. Technology stocks also lagged, falling 20% during the year as measured by the Russell Large Cap Developed ex-U.S. Technology Index, given slower demand for European tech hardware used in manufacturing and renewed corporate reduction in capital expenditures and use of consulting services.

Emerging Markets

The Russell Emerging Markets Index (the “Index”) was down 19.40% over the fiscal year ended December 31, 2011. The period was characterized by high levels of volatility and macro-economic events that impacted the market, such as Middle East conflict in early 2011 and the European sovereign debt crisis in the second half of the year. Inflationary pressures remained strong during the most of the fiscal year. However, emerging markets central banks raised interest rates to contain inflation and emerging markets’ currencies appreciated in value relative to the U.S. dollar until the summer of 2011, when, driven by market fears, investors redeemed capital out of emerging markets, causing a market decline. After late summer 2011, as concerns regarding inflation decreased, emerging markets eased their anti-inflationary monetary policies, providing some relief to their capital markets. However, inflationary concerns were replaced with concerns regarding slowdown of global demand and the negative effect on economic growth.

In early 2011, investors lost some of their appetite for emerging market stocks, as pro-democracy movements swept through oil-producing regions in North Africa and the Middle East. This pushed up the price of crude oil, prompted worries about global economic growth, and served as a reminder of the political risks that can accompany investments in emerging markets. Investors’ risk appetite was further diminished by an earthquake, tsunami and nuclear disaster in Japan, which disrupted global manufacturing supply chains. The Index held up relatively well in the first quarter of 2011 given the magnitude of these events, returning 1.41% over that period.

During the second quarter of 2011, rising prices, particularly of food and energy, became a concern for policymakers in the developing world. Central banks in emerging markets weighed the need to control inflation against the possibility of encouraging destabilizing capital inflows from developed markets, where interest rates remained at or close to historic lows. Despite these concerns, policymakers across the developing world opted to increase interest rates. While this strengthened the currencies of some countries, equity markets suffered as a result of the increases and the Index declined 0.85% during the quarter.

The third quarter of 2011 was characterized by a deepening sovereign debt crisis in Europe, caused by the excessive debt of Greece and other European countries. By September, the International Monetary Fund (“IMF”) warned that the global economy had entered a “dangerous new phase.” IMF estimates showed that the chance of a serious slowdown in the global economy had doubled since earlier in the year. In a reminder that slowdown in the developed world carried risks for emerging markets, the IMF also warned that the developing world faced the risk of sharp reversals or even a sudden stop in economic growth. The overall effect of this economic uncertainty was a sharp rise in risk aversion during the third quarter of 2011, which caused investors to flee from emerging market equities in favor of safe-haven investments such as U.S., German and United Kingdom government bonds. The Index declined 22.38% during the third quarter.

The fourth quarter started off positively, as a resolution to the European debt crisis seemed possible. The Index recovered 12.59% in October. However, this optimism quickly unraveled as continental European governments reacted negatively to the U.K. Prime Minister’s decision to seek an exemption to pending regulations that might have a deleterious impact to London’s financial center. Purchasing Managers Index data showed contractionary signals, both in developed and emerging markets nations, while earnings revisions continued to fall. The remainder of the quarter was a difficult and volatile period for emerging markets. Stocks across the developing world tumbled on slowing global economic activity and continued uncertainty about European sovereign debt crisis. Emerging markets’ returns were further impacted by currency volatility. As European banks sought to shore up their balance sheets, they sharply

Market Summary	7

Russell Investment Funds

curtailed loans to emerging markets and the resulting capital flight caused the value of many emerging markets currencies to fall. Emerging markets were mixed at the individual country level, but overall ended the period 3.27% higher as measured by the Index.

As energy companies comprise a large percentage of the Russian market, a double-digit rise in the price of crude oil contributed to Russia’s strong performance through November. In December, however, Russian equities fell due to political protests over the outcome of recent elections and the Russian market finished the year lower, declining 20.72% over the year as measured by the Index. The Czech Republic was the best performing emerging market in the European region during the year, declining 9.19% as measured by the Index, while Hungary and Turkey were among the worst performers. The Hungarian market fell by 34.07% as measured by the Index as its sovereign-debt crisis deepened. The problem was intensified when Hungary’s currency, the forint, fell to a record low against the Swiss franc, which is the currency in which most Hungarian mortgages are denominated. The Turkish stock market fell by 35.40% as measured by the Index as investors grew concerned that Turkey’s central bank was failing to address the country’s widening current-account deficit. Turkey’s foreign trade deficit, the key driver of the country’s increasing current account gap, grew significantly over the period, fueling market concerns that Turkish policy makers have failed to manage the fast-growing economy. Egypt was the worst performing country in the Europe, Middle East and Africa region. The Egyptian market fell 45.31% as measured by the Index as protests against military rulers continued.

In Latin America, Mexico was one of the best performing emerging markets in 2011. The Mexican market experienced a 13.23% loss as measured by the Index. High oil prices (which caused higher transportation costs) made Mexico’s proximity to the United States more valuable, while a fall in the peso made the country’s exports more competitive. Other Latin American markets followed the global trend downward due to the lower price of some mined commodities such as copper, since mined commodities represent a significant portion of the exports of some Latin American economies. The Chilean market, an important copper exporter, was the worst performing country in Latin America, falling 22.69% as measured by the Index. The one-year period also saw a dramatic change in Brazil’s monetary policy. Initially, the Brazilian interest rate was raised in an effort to control inflation. By August, however, Brazilian policymakers were lowering interest rates in order to shield the country’s economy from an expected global slowdown. By the end of October, Brazilian industrial output had contracted for two consecutive quarters, prompting recession worries. The central bank responded quickly and cut interest rates again in November and December, triggering a positive market response. Brazilian equities advanced 8.86% in third quarter and finished the year down 20.09% as measured by the Index.

In Asia, there was significant difference in country-by-country performance. Indonesia was the standout performer, gaining 3.94% as measured by the Index. Indonesia’s strong performance stood in contrast to weakening in two of Asia’s larger markets, as India and China were down 37.56% and 20.91%, respectively, as measured by the Index. The Reserve Bank of India undertook the fastest interest rate increase in its history and seven interest rate hikes in 2011 took India’s interest rate to 8.5% by the end of the period. In China, inflation hit a 37-month-high in July, even as the central bank raised interest rates. Chinese policymakers increased the required reserve ratio for banks on multiple occasions in the first half of the year, prompting renewed fears of a ‘hard landing’ in the Chinese economy. However, in the fourth quarter of 2011, Chinese policymakers took steps to loosen monetary policy and protect growth by reducing the reserve requirement ratio. Small Southeast Asian countries also performed strongly. Philippines and Malaysia gained 2.05% and 0.04%, respectively, as measured by the Index.

Throughout the year, political, economic, and corporate uncertainty caused defensive industries to be in favor across the globe. Specifically, consumer staples and utilities were the best performing sectors in 2011, falling 0.92% and 8.54%, respectively, as measured by the Index. While the materials and processing sector performed poorly on broad moderation in global demand for commodities, it was paradoxically gold mining that did the worst, largely as a result of relative optimism for equities (which increasingly appeared undervalued). Large capitalization stocks did significantly better than small capitalization stocks over the period.

U.S. Global Fixed Income Markets

The fiscal year ended December 31, 2011 started off strong for fixed income markets, with the continuation of the global credit rally. Fixed income sectors that carry credit risk (i.e., credit sectors) generally outperformed similar duration U.S. Treasury securities. However, investors became increasingly pessimistic starting in May, when negative economic data caused investors to revise growth forecasts downward. The less optimistic growth outlook started a flight-to-quality trend, which led to substantially positive performance for U.S. Treasuries, while nearly all other fixed income sectors suffered. This dynamic generally persisted until the fourth quarter, when the market environment for credit sectors was more favorable given positive economic data releases. However, overarching concerns over the European sovereign debt

8	Market Summary

Russell Investment Funds

crisis continued to linger and contributed to a flight-to-quality in November despite a positive environment for credit sectors in the other months of the quarter. For the fiscal year ended December 31, 2011, the Barclays Capital U.S. Aggregate Bond Index and the BofAML Global High Yield Index (USD hedged) returned 7.84% and 3.18%, respectively. However, reflective of the generally poor environment for credit risk in 2011, these Indexes lost 1.14% and 4.22%, respectively, relative to similar duration U.S. Treasury securities. The difference in yields between longer maturity (e.g., 10-year note) and shorter maturity (e.g., 2-year note) U.S. Treasury securities decreased materially this year, which is known as “yield curve flattening.” The yield difference decreased the most in August when yields of longer maturity Treasury securities declined significantly during the flight-to-quality. Yields of shorter maturity Treasuries had a smaller magnitude of decline as yields on short maturity Treasuries were already at very low levels due to the U.S. Federal Reserve’s (the “Fed”) quantitative easing efforts to keep short-term interest rates low in order to stimulate economic growth. Thus, longer maturity Treasuries outperformed shorter maturity Treasuries in 2011.

Credit sectors performed well relative to similar duration U.S. Treasury securities during the first four months of the year, as the economy showed signs that it was stabilizing, which lead to economic growth forecasts that generally supported the performance of riskier assets. With Treasury prices falling and a continued market demand for riskier credit sector securities, credit sectors generally outperformed similar duration Treasuries through May 2011. During this same period, investors also faced a series geopolitical events occurring abroad that dampened investor optimism. In January, the markets focused on Egypt as an uprising of civil resistance resulted in protests, labor strikes and demonstrations in an effort to overthrow the Egyptian president. In February, while the Egyptian protests continued, the markets simultaneously focused their attention on the violent civil war in Libya. With Libya being a large producer of the world’s oil supply, investors had concerns over the Libyan civil war’s impact on oil prices, which rose 10% from the end of February through April as measured by the price change in West Texas Intermediate Crude Oil futures contracts.

The non-agency mortgage sector performance was generally strong during the first four months of the year. In April, the Fed began selling sub-prime securities that were acquired from American International Group (“AIG”) in 2008 and held in a trust called Maiden Lane II. The initial sales were received well by investors, who welcomed the additional supply in the marketplace as the non-agency mortgage market had been shrinking with little to no new issuance since the start of the financial crisis. However, the Fed announced an indefinite halt to the Maiden Lane II sales in June after watching the market prices for sub-prime mortgages drop materially since the initial sales due to a drawn out sales process. The sale of the Maiden Lane II assets involved frequent periodic sales that gave little time for investors to analyze and value the securities being sold, which dampened investors demand. The overall impact of the Fed’s sales was mixed as it demonstrated that there was pent-up demand for non-agency mortgages but also revealed the limits of the incremental demand and ultimately left non-agency mortgage prices lower. Generally, performance of non-agency mortgages was negative for the year.

The last eight months of the year were much more unfavorable than the first four. While credit sectors were able to push through many headwinds in the first part of the year, they began to underperform similar duration Treasury securities in May as investors started to lose optimism given the growing concerns over the European debt crisis, slowing U.S. economic growth, stagnant job market and negative housing market news. A renewed focus on these concerns sparked a flight-to-quality whereby investors sought the safety and liquidity of Treasuries over riskier credit sectors. Consequently, despite the formal end of the Fed’s quantitative easing in June, Treasury securities remained in demand and Treasury yields across all parts of the yield curve continued to decline.

Given the flight-to-quality and concerns over the negative impact of the European debt crisis on financial companies, financial-related corporate bonds performed poorly compared to non-financial corporate bonds. Generally, investors perceived non-financial corporate bond sub-sectors, such as industrials and utilities, to be less tied to the European debt crisis. Broadly, corporate bonds continued to exhibit low default rates and strong fundamentals, as many corporate bond issuers were able to refinance their debt after the peak of the financial crisis in 2008, putting them in a better financial position to repay their corporate debt going forward. As a relative comparison, global high yield corporate bonds generally underperformed emerging market debt in 2011 as emerging market debt securities tend to be longer in maturity and more interest rate sensitive than global high yield bonds. However, from a credit perspective, emerging market debt underperformed similar duration U.S. Treasury securities more than global high yield corporate bonds did.

In July, concerns regarding a possible default and/or downgrade of U.S. government debt increased due to political gridlock and the possibility that the U.S. debt ceiling would not be raised in time to prevent a default. Ultimately, the debt ceiling was raised. However, Standard and Poor’s downgraded the U.S. debt rating to AA+ from the highest rating of AAA. Generally, a rating agency downgrade signals increased credit risk, which typically leads to higher yields to compensate investors for the additional risk. However, with serious concerns about the European debt crisis, U.S.

Market Summary	9

Russell Investment Funds

Treasury securities reinforced their status as the world’s safe haven asset and saw their yields decline following the ratings downgrade. The dramatic flight-to-quality in early August caused Treasury yields to drop to historically low levels while credit sector yields lagged considerably or even rose in some instances.

With investors on edge and fearing the possibility of a recession, the Fed explicitly stated its intent to keep short-term interest rates low until at least mid-2013. Additionally, in September, the Fed formally announced a stimulus program to sell $400 billion in Treasury securities with maturities less than 3 years while purchasing the same amount in Treasury securities with maturities longer than 6 years. This was designed to lower longer term interest rates without the Fed having to take on additional debt. While the structure of the program was largely anticipated, investors underestimated its size. Thus, after the announcement, long term Treasury bonds saw a downward correction in yield to reflect the amount of the Fed’s buying. In addition, investors were surprised by the Fed’s simultaneous announcement of its intent to reinvest principal payments from its agency debt and agency mortgage-backed securities holdings back into agency mortgages-backed securities. This reinvestment plan was designed to keep mortgage rates low by creating demand for mortgage securities, thereby encouraging lenders to issue more mortgages to borrowers. This led to more divergent performance within agency mortgages depending on coupon and maturity date. The year ended on a higher note with a generally positive environment for credit sectors in the fourth quarter due to better than expected economic data and positive developments around the European debt crisis. For example, non-farm payrolls bested consensus estimates at the end of September. In addition, labor markets showed signs of improvement as the unemployment rate decreased from September to December. As seen by November’s flight-to-quality, in which the BofAML Global High Yield Index (USD hedged) lost 3.11% relative to similar duration Treasuries, investors still remained cautious throughout the quarter given the lack of a long term solution for the European debt crisis. However, some positive developments around the European debt crisis occurred near the end of November, including the expansion of the purview of the European Financial Stability Facility. In addition, a group of central banks (European Union, United States, Canada, Japan, England, and Switzerland) agreed to provide cheaper access to the U.S. dollar currency to commercial banks in each central bank’s respective jurisdiction. This coordinated effort by the central banks to improve financial market liquidity was a positive development for credit sectors.

10	Market Summary

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Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Conservative Strategy Fund
Total Return
Inception*	(1.96)%

Barclays Capital U.S. Aggregate Bond Index **
Total Return
Inception*	5.99%

BofA Merrill Lynch 1-3 Yr US Treasuries Index ***
Total Return
Inception*	1.06%

12	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Conservative Strategy Fund (the “Fund”) seeks to provide high current income and low long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the period May 2, 2011 (inception of the Fund) through December 31, 2011, the Fund lost 1.96%. This is compared to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 5.99% during the same period.

For the period May 2, 2011 (inception of the Fund) through December 31, 2011, the Lipper® Mixed Asset Target Allocation Conservative Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 2.46%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which underperformed the Fund’s Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates, which in the aggregate underperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Fund’s money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets. Money managers turned their focus on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns beginning in October, as markets rallied through the end of the year.

All of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Fund’s Index for the fiscal year. In the fixed income Underlying Funds, the RIF Core Bond, Russell Short Duration Bond and Russell Investment Grade Bond Funds underperformed the Fund’s Index due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis, as well as the Federal Reserve selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. Despite positive developments for credit sectors in the fourth quarter, fourth quarter performance was not strong enough to offset previous losses. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. The Russell Global Equity and RIF Non-U.S. Funds underperformed the Fund’s benchmark due to macro-economic risk aversion that resulted in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Core Equity and RIF Multi-Style Equity Funds underperformed the Fund’s Index due to the second and third quarter sell off, which pushed the market into bear market territory. The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher. Combined with the U.S. sovereign debt downgrade, increasing unemployment, and disappointing housing data in these two quarters, the U.S. equity market experienced strong quarterly declines. The fourth quarter saw a strong rebound as global recession fears subsided, and due to pro-recovery positions, the funds were able to make up some of the prior losses. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Global Infrastructure Fund lagged the Fund’s Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year was 38% invested in the RIF Core Bond Fund, 20% invested in the Russell Investment Grade Bond Fund, 18% invested in the Russell Short Duration Bond Fund, and 2% invested in the Russell Global Opportunistic Credit Fund. In aggregate, the fixed income asset class

Conservative Strategy Fund	13

Russell Investment Funds

Conservative Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

underperformed the Barclays Capital U.S. Aggregate Bond Index. This was primarily due to these Underlying Funds holding riskier out-of -benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The RIF Core Bond and Russell Investment Grade Bond Funds suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Short Duration Bond Fund underperformed due to exposure to non-agency residential mortgage-backed securities, currency strategies, and an overweight to investment grade financials. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Barclays Capital U.S. Aggregate Bond Index. The Fund’s allocation to the RIF Non-U.S. Fund was 5% and the Russell Global Equity Fund was 5%. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The RIF Non-U.S. Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as general skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered due to stock selection within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively. Though the U.S. equity market in the first and fourth quarters of the year exhibited traits representative of economic recovery, the general volatility over the fiscal year and generally fearful market environment caused strong underperformance in aggressive equity strategies. The Fund’s allocation to the RIF Multi-Style Equity Fund was 3% and the Russell U.S. Quantitative Equity Fund was 3%. Both funds underperformed the Fund’s Index. The RIF Multi-Style Equity Fund benefited from its pro-recovery positioning in early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance in the second and third quarter as global recession fears grew. A partial recovery in the fourth quarter benefited the fund, but this was not enough to offset prior losses. The Russell U.S. Quantitative Equity Fund had a neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). However, while this rotation allowed the fund to make up losses incurred in the second and third quarters, it underperformed the Fund’s benchmark for the fiscal year.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 2% invested in the Russell Commodity Strategies Fund, 2% invested in the Russell Global Real Estate Securities Fund and 2% invested in the Russell Global Infrastructure Fund. All three funds underperformed the Fund’s benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no structure or allocation changes to the Underlying Funds during the fiscal year.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on May 2, 2011.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***	BofA Merrill Lynch 1-3 Yr US Treasuries Index is an index composed of approximately 160 issues in the form of publicly placed, coupon-bearing US Treasury debt. Issues must carry a term to maturity of at least one year and par amounts outstanding must be no less than $10 million at the start and at the close of the performance measurement periods.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

14	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$986.40	$1,024.70
Expenses Paid During Period*	$0.50	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Conservative Strategy Fund	15

Russell Investment Funds

Conservative Strategy Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 102.4%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Domestic Equities - 6.1%
RIC Russell U.S. Quantitative Equity Fund Class Y	1,010	30
RIF Multi-Style Equity Fund	2,244	30

		60

Fixed Income - 80.2%
RIC Russell Global Opportunistic Credit Fund Class Y	2,070	20
RIC Russell Investment Grade Bond Fund Class Y	9,064	200
RIC Russell Short Duration Bond Fund Class Y	9,393	180
RIF Core Bond Fund	36,359	381

		781

International Equities - 10.0%
RIC Russell Global Equity Fund Class Y	6,076	49
RIF Non-U.S. Fund	5,526	48

		97

Real Assets - 6.1%
RIC Russell Commodity Strategies Fund Class Y	2,025	19
RIC Russell Global Infrastructure Fund Class Y	1,985	20
RIF Global Real Estate Securities Fund	1,573	20

		59

Total Investments - 102.4% (identified cost $1,011)		997

Other Assets and Liabilities, Net - (2.4%)		(23)

Net Assets - 100.0%		974

See accompanying notes which are an integral part of the financial statements.

16	Conservative Strategy Fund

Russell Investment Funds

Conservative Strategy Fund

Presentation of Portfolio Holdings — December 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	6.1
Fixed Income	80.2
International Equities	10.0
Real Assets	6.1

Total Investments	102.4
Other Assets and Liabilities, Net	(2.4)

100.0

See accompanying notes which are an integral part of the financial statements.

Conservative Strategy Fund	17

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Moderate Strategy Fund
	Total Return
1 Year	0.12%
Inception*	2.92	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	7.84%
Inception*	6.51	%§

Russell 1000® Index ***
	Total Return
1 Year	1.50%
Inception*	(1.15	)%§

18	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (the “Fund”) seeks to provide high current income and moderate long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Fund gained 0.12%. This is compared to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 7.84% during the same period.

For the fiscal year ended December 31, 2011, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.32%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which underperformed the Fund’s Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates, which in the aggregate underperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Fund’s money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets. Money managers turned their focus on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns beginning in October, as markets rallied through the end of the year.

All of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Fund’s Index for the fiscal year. In the fixed income Underlying Funds, the RIF Core Bond, Russell Investment Grade, and Russell Global Opportunistic Credit Funds underperformed the Fund’s Index due to their preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis, as well as the Federal Reserve selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. Despite positive developments for credit sectors in the fourth quarter, fourth quarter performance was not strong enough to offset previous losses. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. The Russell Global Equity, Russell Emerging Markets and RIF Non-U.S. Funds underperformed the Fund’s benchmark due to macro-economic risk aversion that resulted in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Core Equity Fund, RIF Multi-Style Equity Fund and RIF Aggressive Equity Fund underperformed the Fund’s Index due to the second and third quarter sell off, which pushed the market into bear market territory. The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher. Combined with the U.S. sovereign debt downgrade, increasing unemployment, and disappointing housing data in these two quarters, the U.S. equity market experienced strong quarterly declines. The fourth quarter saw a rebound as global recession fears subsided, and due to pro-recovery positions, the funds were able to make up some of the prior losses. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Global Infrastructure Fund lagged the Fund’s Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year was 36% invested in the RIF Core Bond Fund, 20% invested in the Russell Investment Grade Bond Fund, and 2% invested in the Russell Global Opportunistic Credit Fund. The fixed income asset class underperformed the

Moderate Strategy Fund	19

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Fund’s Index. This was primarily due to the Underlying Funds holding riskier out-of -benchmark debt, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The RIF Core Bond and Russell Investment Grade Bond Funds suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Fund’s Index. The Fund’s allocation to the RIF Non-U.S. Fund was 9%, the Russell Global Equity Fund was 8% and the Russell Emerging Markets Fund was 3% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The RIF Non-U.S. Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as general skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered due to stock selection within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively. Though the U.S. equity market in the first and fourth quarters of the year exhibited traits representative of economic recovery, the general volatility over the fiscal year and generally fearful market environment caused strong underperformance in aggressive equity strategies. The Fund’s allocation to the Russell U.S. Quantitative Equity Fund was 6%, the RIF Multi-Style Equity Fund was 5%, and the RIF Aggressive Equity Fund was 2% during the period. All three funds underperformed the Fund’s Index. The Russell U.S. Quantitative Equity Fund had a neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). However, while this rotation allowed the fund to make up losses incurred in the second and third quarters, it underperformed the Fund’s benchmark for the fiscal year. The RIF Multi-Style Equity Fund benefited from its pro-recovery positioning in early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance in the second and third quarter as global recession fears grew. A partial recovery in the fourth quarter benefited the fund, but this was not enough to offset prior losses. The RIF Aggressive Equity Fund benefited from its exposure to sectors such as producer durables and technology during early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was stock selection in the financials sector.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 3% invested in the Russell Commodity Strategies Fund, 3% invested in the Russell Global Real Estate Securities Fund and 3% invested in the Russell Global Infrastructure Fund. All three funds underperformed the Fund’s benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no structure or allocation changes to the Underlying Funds during the fiscal year.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

20	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$963.30	$1,024.70
Expenses Paid During Period*	$0.49	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Moderate Strategy Fund	21

Russell Investment Funds

Moderate Strategy Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Domestic Equities - 13.1%
RIC Russell U.S. Quantitative Equity Fund Class Y	153,027	4,533
RIF Aggressive Equity Fund	132,580	1,506
RIF Multi-Style Equity Fund	284,881	3,772

		9,811

Fixed Income - 57.9%
RIC Russell Global Opportunistic Credit Fund Class Y	154,999	1,499
RIC Russell Investment Grade Bond Fund Class Y	678,164	15,001
RIF Core Bond Fund	2,575,502	26,965

		43,465

International Equities - 20.0%
RIC Russell Emerging Markets Fund Class Y	138,611	2,236
RIC Russell Global Equity Fund Class Y	752,205	6,017
RIF Non-U.S. Fund	774,516	6,777

		15,030

Real Assets - 9.0%
RIC Russell Commodity Strategies Fund Class Y	233,358	2,226
RIC Russell Global Infrastructure Fund Class Y	225,826	2,274
RIF Global Real Estate Securities Fund	179,023	2,265

		6,765

Total Investments - 100.0% (identified cost $71,993)		75,071

Other Assets and Liabilities, Net - (0.0%)		(15)

Net Assets - 100.0%		75,056

See accompanying notes which are an integral part of the financial statements.

22	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Presentation of Portfolio Holdings — December 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	13.1
Fixed Income	57.9
International Equities	20.0
Real Assets	9.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Moderate Strategy Fund	23

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Balanced Strategy Fund
	Total Return
1 Year	(2.40)%
Inception*	0.92	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	7.84%
Inception*	6.51	%§

Russell 1000® Index ***
	Total Return
1 Year	1.50%
Inception*	(1.15	)%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	(12.35)%
Inception*	(5.85	)%§

24	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (the “Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Fund lost 2.40%. This is compared to the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which gained 7.84% during the same period.

For the fiscal year ended December 31, 2011, the Lipper® Mixed Asset Target Allocation Moderate Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, gained 0.32%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Barclays Capital U.S. Aggregate Bond Index was due to the Fund’s exposure to both active fixed income management, which underperformed the Fund’s Index due to riskier out-of-benchmark positions, and to equity investments, particularly global investment mandates, which in the aggregate underperformed core fixed income.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Fund’s money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier out of benchmark positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets. Money managers turned their focus on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns beginning in October, as markets rallied through the end of the year.

All of the Underlying Funds (which are designed to represent individual asset classes) underperformed the Fund’s Index for the fiscal year. In the fixed income Underlying Funds, the RIF Core Bond Fund underperformed the Fund’s Index due to its preference for out-of-benchmark allocations to non-Treasury fixed income securities, such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis, as well as the Federal Reserve selling its Maiden Lane II non-agency mortgage portfolio in April 2011, which decreased prices for these securities. Despite positive developments for credit sectors in the fourth quarter, fourth quarter performance was not strong enough to offset previous losses. The Russell Global Opportunistic Credit Fund underperformed the Fund’s benchmark due to exposure to emerging market debt, which suffered due to macro-economic risk aversion. The Russell Global Equity, Russell Emerging Markets and RIF Non-U.S. Funds underperformed the Fund’s benchmark due to macro-economic risk aversion that resulted in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Core Equity, RIF Multi-Style Equity and RIF Aggressive Equity Funds underperformed the Fund’s Index due to the second and third quarter sell off, which pushed the market into bear market territory. The market’s focus on macroeconomic news, especially coming out of Europe, drove correlations among stocks higher. Combined with the U.S. sovereign debt downgrade, increasing unemployment, and disappointing housing data in these two quarters, the U.S. equity market experienced strong quarterly declines. The fourth quarter saw a strong rebound as global recession fears subsided, and due to pro-recovery positions, the funds were able to make up some of the prior losses. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Global Infrastructure Fund lagged the Fund’s Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year was 35% invested in the RIF Core Bond Fund and 3% invested in the Russell Global Opportunistic Credit Fund. The fixed income asset class underperformed the Fund’s Index. This was primarily due to the Underlying Funds holding riskier out-of -benchmark debt, which underperformed

Balanced Strategy Fund	25

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

due to the macroeconomic pullback and European sovereign debt crisis. The RIF Core Bond Fund suffered due to overweight positions to investment grade financials, high yield corporate bonds and non-agency mortgages. The Russell Global Opportunistic Credit Fund underperformed due to emerging market debt exposure, as these markets suffered from investors’ risk off sentiment.

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Fund’s Index. The Fund’s allocation to the RIF Non-U.S. Fund was 15%, the Russell Global Equity Fund was 10% and the Russell Emerging Markets Fund was 4% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The RIF Non-U.S. Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as general skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from stock selection within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were positioned aggressively. Though the U.S. equity market in the first and fourth quarters of the year exhibited traits representative of economic recovery, the general volatility over the fiscal year and generally fearful market environment caused strong underperformance in aggressive equity strategies. The Fund’s allocation to the RIF Multi-Style Equity Fund was 10%, the Russell U.S. Quantitative Equity Fund was 9% and the RIF Aggressive Equity Fund was 4% during the period. All three funds underperformed the Fund’s Index. The RIF Multi-Style Equity Fund benefited from its pro-recovery positioning in early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance in the second and third quarter as global recession fears grew. A partial recovery in the fourth quarter benefited the fund, but this was not enough to offset prior losses. The Russell U.S. Quantitative Equity Fund had a neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). However, while this rotation allowed the fund to make up losses incurred in the second and third quarters, it underperformed the Fund’s benchmark for the fiscal year. The RIF Aggressive Equity Fund benefited from its exposure to sectors such as producer durables and technology during early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was stock selection in the financials sector.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 4% invested in the Russell Commodity Strategies Fund, 3% invested in the Russell Global Real Estate Securities Fund and 3% invested in the Russell Global Infrastructure Fund. All three funds underperformed the Fund’s benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no structure or allocation changes to the Underlying Funds during the fiscal year.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

26	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$934.70	$1,024.70
Expenses Paid During Period*	$0.49	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Balanced Strategy Fund	27

Russell Investment Funds

Balanced Strategy Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Domestic Equities - 23.2%
RIC Russell U.S. Quantitative Equity Fund Class Y	612,637	18,146
RIF Aggressive Equity Fund	710,433	8,071
RIF Multi-Style Equity Fund	1,547,232	20,485

		46,702

Fixed Income - 38.0%
RIC Russell Global Opportunistic Credit Fund Class Y	624,421	6,038
RIF Core Bond Fund	6,727,210	70,434

		76,472

International Equities - 28.8%
RIC Russell Emerging Markets Fund Class Y	491,829	7,934
RIC Russell Global Equity Fund Class Y	2,498,763	19,990
RIF Non-U.S. Fund	3,424,701	29,966

		57,890

Real Assets - 10.0%
RIC Russell Commodity Strategies Fund Class Y	831,459	7,932
RIC Russell Global Infrastructure Fund Class Y	602,622	6,068
RIF Global Real Estate Securities Fund	477,779	6,044

		20,044

Total Investments - 100.0% (identified cost $197,030)		201,108

Other Assets and Liabilities, Net - (0.0%)		(39)

Net Assets - 100.0%		201,069

See accompanying notes which are an integral part of the financial statements.

28	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Presentation of Portfolio Holdings — December 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	23.2
Fixed Income	38.0
International Equities	28.8
Real Assets	10.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Balanced Strategy Fund	29

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion — December 31, 2011 (Unaudited)

Growth Strategy Fund
	Total Return
1 Year	(4.73)%
Inception*	(1.19	)%§

Russell 1000® Index **
	Total Return
1 Year	1.50%
Inception*	(1.15	)%§

Barclays Capital U.S. Aggregate Bond Index ***
	Total Return
1 Year	7.84%
Inception*	6.51	%§

Russell Developed ex-U.S. Large Cap® Index Net ****
	Total Return
1 Year	(12.35)%
Inception*	(5.85	)%§

30	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (the “Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Fund lost 4.73%. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 1.50% during the same period.

For the fiscal year ended December 31, 2011, the Lipper® Mixed Asset Target Allocation Growth Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 1.65%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Fund’s money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier fixed income positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets. Money managers turned their focus on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns beginning in October, as markets rallied through the end of the year.

Two of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index for the fiscal year. In the fixed income Underlying Funds, the RIF Core Bond and Russell Global Opportunistic Credit Funds outperformed and underperformed the Russell 1000® Index, respectively. The RIF Core Bond invests in fixed income securities such as investment grade financials, high yield corporate bonds and non-agency mortgage-backed securities. These positions suffered due to the European sovereign debt crisis, as well as the Federal Reserve selling its Maiden Lane II non-agency mortgage portfolio in April 2011. However, positive developments for less-risky credit sectors in the fourth quarter helped the RIF Core Bond Fund outperform the benchmark. The Russell Global Opportunistic Credit Fund underperformed the Russell 1000® Index. This fund’s underperformance was due in part to its exposure to short duration bonds and emerging market currencies and an underweight to liquid high-yield issuers. The Russell Global Equity, Russell Emerging Markets and RIF Non-U.S. Funds underperformed the Fund’s benchmark due to macro-economic risk aversion that resulted in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Core Equity, RIF Multi-Style Equity and RIF Aggressive Equity Funds underperformed the Russell 1000® Index. These funds benefited from pro-recovery positions beginning in October 2011, which offset losses from earlier in the year, but underperformed the benchmark over the fiscal year due to exposure to stocks with higher betas. However, the Russell U.S. Quantitative Equity Fund outperformed the Russell 1000® Index due largely to gains in the fourth quarter, as the fund benefited from its ability to take advantage of the lowered factor correlations. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Global Infrastructure Fund lagged the Fund’s Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Fund’s Index. The Fund’s allocation to the RIF Non-U.S. Fund was 19%, the Russell Global Equity Fund was 14% and the Russell Emerging Markets Fund was 5% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The RIF Non-U.S. Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and

Growth Strategy Fund	31

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion — December 31, 2011 (Unaudited)

its emphasis on companies with higher rates of earnings growth proved disadvantageous as general skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from stock selection within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were generally positioned aggressively. Though the U.S. equity market in the first and fourth quarters of the year exhibited traits representative of economic recovery, the general volatility over the fiscal year and generally fearful market environment caused strong underperformance in aggressive equity strategies with only the Russell U.S. Quantitative Equity Fund outperforming the Fund’s benchmark. The Fund’s allocation to the RIF Multi-Style Equity Fund was 12%, the Russell U.S. Quantitative Equity Fund was 11% and the RIF Aggressive Equity Fund was 6% during the period. The RIF Multi-Style Equity Fund benefited from its pro-recovery positioning in early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance in the second and third quarter as global recession fears grew. A partial recovery in the fourth quarter benefited the fund, but this was not enough to offset prior losses. The Russell U.S. Quantitative Equity Fund had a neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). This rotation allowed the fund to make up losses incurred in the second and third quarters and helped it to outperform the Fund’s benchmark for the fiscal year. The RIF Aggressive Equity Fund benefited from its exposure to sectors such as producer durables and technology during early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was stock selection in the financials sector.

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year was 15% invested in the RIF Core

Bond Fund and 4% invested in the Russell Global Opportunistic Credit Fund. These two funds outperformed and underperformed the Fund’s benchmark, respectively. The Russell Global Opportunistic Credit Fund held riskier fixed income securities, which underperformed due to the macroeconomic pullback and European sovereign debt crisis. The RIF Core Bond Fund had stronger performance due to its more conservative positioning.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund, 4% invested in the Russell Global Real Estate Securities Fund and 4% invested in the Russell Global Infrastructure Fund. All three funds underperformed the Fund’s benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no structure or allocation changes to the Underlying Funds during the fiscal year.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	The Barclays Capital U.S. Aggregate Bond Index is an index, with income reinvested, generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

****

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

32	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$908.40	$1,024.70
Expenses Paid During Period*	$0.48	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Growth Strategy Fund	33

Russell Investment Funds

Growth Strategy Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Domestic Equities - 29.0%
RIC Russell U.S. Quantitative Equity Fund Class Y	413,464	12,247
RIF Aggressive Equity Fund	586,952	6,668
RIF Multi-Style Equity Fund	1,009,642	13,367

		32,282

Fixed Income - 19.0%
RIC Russell Global Opportunistic Credit Fund Class Y	461,791	4,466
RIF Core Bond Fund	1,598,273	16,734

		21,200

International Equities - 38.0%
RIC Russell Emerging Markets Fund Class Y	344,983	5,565
RIC Russell Global Equity Fund Class Y	1,950,624	15,605
RIF Non-U.S. Fund	2,427,114	21,237

		42,407

Real Assets - 14.0%
RIC Russell Commodity Strategies Fund Class Y	700,695	6,685
RIC Russell Global Infrastructure Fund Class Y	444,484	4,476
RIF Global Real Estate Securities Fund	352,210	4,455

		15,616

Total Investments - 100.0% (identified cost $111,118)		111,505

Other Assets and Liabilities, Net - (0.0%)		(26)

Net Assets - 100.0%		111,479

See accompanying notes which are an integral part of the financial statements.

34	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Presentation of Portfolio Holdings — December 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	29.0
Fixed Income	19.0
International Equities	38.0
Real Assets	14.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Growth Strategy Fund	35

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

Equity Growth Strategy Fund
	Total Return
1 Year	(6.22)%
Inception*	(3.49	)%§

Russell 1000® Index **
	Total Return
1 Year	1.50%
Inception*	(1.15	)%§

Russell Developed ex-U.S. Large Cap® Index Net ***
	Total Return
1 Year	(12.35)%
Inception*	(5.85	)%§

36	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds’ advisor, may change the allocation of the Underlying Funds’ assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (“SEC”) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to approval by the Underlying Fund’s Board, without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (the “Fund”) seeks to provide high long-term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2011?

For the fiscal year ended December 31, 2011, the Fund lost 6.22%. This is compared to the Fund’s benchmark, the Russell 1000® Index, which gained 1.50% during the same period.

For the fiscal year ended December 31, 2011, the Lipper® Global Core Funds Average, a group of funds that Lipper considers to have investment strategies similar to those of the Fund, lost 8.25%. This result serves as a peer comparison and is expressed net of operating expenses.

The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s underperformance relative to the Russell 1000® Index was due in part to the Fund’s relative exposure to active fixed income management and global investment mandates, which in the aggregate underperformed U.S. core equities.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on RIMCo’s strategic asset allocations and the performance of the Underlying Funds in which the Fund invests.

As the fiscal year began with hopes for a continued economic recovery from the 2008 financial crisis, the Underlying Fund’s money managers took pro-recovery bets early in the fiscal year. This was evident in both equity managers that picked high-risk stocks relative to the benchmark in sectors such as financials and consumer discretionary as well as fixed income managers that chose riskier fixed income positions. However, as the year progressed, the market grew concerned with economic and political events within the United States, Europe and emerging markets. Money managers turned their focus on prudently reducing risk while also attempting to maintain exposure to factors that drive excess returns. This strategy allowed for strong returns beginning in October, as markets rallied through the end of the year.

One of the Underlying Funds (which are designed to represent individual asset classes) outperformed the Russell 1000® Index for the fiscal year. In the fixed income Underlying Funds, the Russell Global Opportunistic Credit Fund underperformed the Russell 1000® Index. This fund’s underperformance was due in part to its exposure to short duration bonds and emerging market currencies and an underweight to liquid high-yield issuers. The Russell Global Equity, Russell Emerging Markets and RIF Non-U.S. Funds underperformed the Fund’s benchmark due to macro-economic risk aversion that resulted in a flight from international countries with riskier markets to traditionally safe equities. In the U.S. equity Underlying Funds, the Russell U.S. Core Equity, RIF Multi-Style Equity and RIF Aggressive Equity Funds underperformed the Russell 1000® Index. These funds benefited from pro-recovery positions beginning in October 2011, which offset losses from earlier in the year, but underperformed the benchmark over the fiscal year due to exposure to stocks with higher betas. However, the Russell U.S. Quantitative Equity Fund outperformed the Russell 1000® Index due largely to gains in the fourth quarter, as the fund benefited from its ability to take advantage of the lowered factor correlations. Macro-economic fears caused a large real-estate pull back with limited consideration of net asset value differences across companies, sectors, countries and regions. This led to the Russell Global Real Estate Securities Fund underperforming the Fund’s benchmark. Similar macro-economic fears led to lower aggregate demand for real assets, which detracted from the performance of the Russell Global Infrastructure Fund and the Russell Commodity Strategies Fund. The Russell Global Infrastructure Fund lagged the Fund’s Index due to positions in Europe and emerging markets experiencing lower demand.

How did the investment strategies and techniques employed by the Fund and the money managers of the Underlying Funds affect the Fund’s performance?

The international equity Underlying Funds experienced high levels of volatility and all three funds underperformed the Fund’s Index. The Fund’s allocation to the RIF Non-U.S. Fund was 23%, the Russell Global Equity Fund was 14% and the Russell Emerging Markets Fund was 7% during the period. These funds’ investment strategies do not emphasize downside protection, risk aversion or defensiveness and their performance was negatively affected by macro-economic events, the weak performance of emerging markets and the resulting flight to safety. The RIF Non-U.S. Fund was not sufficiently defensive for a market environment marked by fear and skepticism, and its emphasis on companies with higher rates of earnings growth proved disadvantageous as general skepticism towards growth prospects weighed on share prices. The Russell Global Equity Fund suffered from stock selection within the energy, consumer discretionary and financials sectors.

The U.S. equity Underlying Funds were generally positioned aggressively. Though the U.S. equity market in the first and fourth quarters of the year exhibited traits representative of economic recovery, the general volatility over the fiscal year

Equity Growth Strategy Fund	37

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2011 (Unaudited)

and generally fearful market environment caused strong underperformance in aggressive equity strategies with only the Russell U.S. Quantitative Equity Fund outperforming the Fund’s benchmark. The Fund’s allocation to the RIF Multi-Style Equity Fund was 15%, the Russell U.S. Quantitative Equity Fund was 14% and the RIF Aggressive Equity Fund was 7% during the period. The RIF Multi-Style Equity Fund benefited from its pro-recovery positioning in early 2011, though despite the fund’s more defensive tactical positioning during the worst period of 2011, a remaining exposure to stocks with higher betas and stocks with more cyclical earnings patterns detracted from its performance in the second and third quarter as global recession fears grew. A partial recovery in the fourth quarter benefited the fund, but this was not enough to offset prior losses. The Russell U.S. Quantitative Equity Fund had a neutral exposure to risk and overweight exposure to quality, as the rotation by investors away from risk was accompanied by a rotation towards quality based factors (e.g., return on equity, return on assets and earnings stability). This rotation allowed the fund to make up losses incurred in the second and third quarters and helped it to outperform the Fund’s benchmark for the fiscal year. The RIF Aggressive Equity Fund benefited from its exposure to sectors such as producer durables and technology during early 2011, but as macroeconomic uncertainty increased in the second and third quarters of 2011, its lack of exposure to consumer staples and utilities was detrimental, as was stock selection in the financials sector.

The Fund’s allocation to the fixed income Underlying Funds during the fiscal year was 5% invested in the Russell Global Opportunistic Credit Fund. This fund underperformed the Fund’s benchmark. The Russell Global Opportunistic Credit Fund held riskier fixed income securities, which underperformed due to the macroeconomic pullback and European sovereign debt crisis.

The Fund’s allocation to real asset Underlying Funds during the fiscal year was 6% invested in the Russell Commodity Strategies Fund, 5% invested in the Russell Global Real Estate Securities Fund and 4% invested in the Russell Global Infrastructure Fund. All three funds underperformed the Fund’s benchmark, with the Russell Global Real Estate Securities Fund posting absolute negative returns and the other two posting absolute positive returns. Stock selection within the U.S., Hong Kong and Japan significantly detracted from the Russell Global Real Estate Securities Fund’s performance, as well as exposures to more cyclically-exposed sectors.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

The Fund had no structure or allocation changes to the Underlying Funds during the fiscal year.

The views expressed in this report reflect those of the portfolio managers only through the end of the fiscal year covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (“RIF”) or Russell Investment Company (“RIC”) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

*	The Fund first issued shares on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***

Russell Developed ex-U.S. Large Cap® Index (net of tax on dividends from foreign holdings) is an index which offers investors access to the large-cap segment of the global equity market, excluding companies assigned to the United States. It is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to accurately reflect the changes in the market over time.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

38	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2011 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2011 to December 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2011	$1,000.00	$1,000.00
Ending Account Value
December 31, 2011	$891.20	$1,024.70
Expenses Paid During Period*	$0 .48	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). May reflect amounts waived, reimbursed and/or other credits. Without any waivers, reimbursements and/or other credits, expenses would have been higher.

Equity Growth Strategy Fund	39

Russell Investment Funds

Equity Growth Strategy Fund

Schedule of Investments — December 31, 2011

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Russell Investment Company (“RIC”) and other Russell Investment Funds (“RIF”) Series Mutual Funds

Domestic Equities - 36.0%
RIC Russell U.S. Quantitative Equity Fund Class Y	146,276	4,333
RIF Aggressive Equity Fund	190,165	2,160
RIF Multi-Style Equity Fund	349,588	4,629

		11,122

Fixed Income - 5.0%
RIC Russell Global Opportunistic Credit Fund Class Y	159,228	1,540

International Equities - 44.0%
RIC Russell Emerging Markets Fund Class Y	133,146	2,147
RIC Russell Global Equity Fund Class Y	539,718	4,318
RIF Non-U.S. Fund	810,863	7,095

		13,560

Real Assets - 15.0%
RIC Russell Commodity Strategies Fund Class Y	193,189	1,843
RIC Russell Global Infrastructure Fund Class Y	123,393	1,242
RIF Global Real Estate Securities Fund	122,344	1,548

		4,633

Total Investments - 100.0% (identified cost $29,245)		30,855

Other Assets and Liabilities, Net - (0.0%)		(10)

Net Assets - 100.0%		30,845

See accompanying notes which are an integral part of the financial statements.

40	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Presentation of Portfolio Holdings — December 31, 2011 (Unaudited)

Categories	% of Net Assets

Domestic Equities	36.0
Fixed Income	5.0
International Equities	44.0
Real Assets	15.0

Total Investments	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Equity Growth Strategy Fund	41

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Assets and Liabilities — December 31, 2011

Amounts in thousands	Conservative Strategy Fund	Moderate Strategy Fund

Assets
Investments, at identified cost	$1,011	$71,993
Investments, at market	997	75,071
Receivables:
Investments sold	—	4
Fund shares sold	—	2
From affiliates	—	—

Total assets	997	75,077

Liabilities
Payables:
Investments purchased	—	—
Fund shares redeemed	—	6
Accrued fees to affiliates	9	7
Other accrued expenses	14	8
Income distribution	—	—

Total liabilities	23	21

Net Assets	$974	$75,056

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$—	$100
Accumulated net realized gain (loss)	5	(2,848)
Unrealized appreciation (depreciation) on investments	(14)	3,078
Shares of beneficial interest	1	80
Additional paid-in capital	982	74,646

Net Assets	$974	$75,056

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$9 .59	$9 .41
Net assets	$973,796	$75,056,476
Shares outstanding ($.01 par value)	101,578	7,972,899

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

42	Statements of Assets and Liabilities

Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

$197,030	$111,118	$29,245
201,108	111,505	30,855

—	—	—
263	105	31
—	—	2

201,371	111,610	30,888

263	106	32
—	—	—
27	13	1
12	11	10
—	1	—

302	131	43

$201,069	$111,479	$30,845

$172	$64	$41
(7,784)	(6,261)	(5,515)
4,078	387	1,610
232	139	43
204,371	117,150	34,666

$201,069	$111,479	$30,845

$8 .66	$8 .01	$7 .22
$201,069,015	$111,479,467	$30,845,373
23,217,252	13,919,245	4,272,838

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	43

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Operations — For the Period Ended December 31, 2011

Amounts in thousands	Conservative Strategy Fund*		Moderate Strategy Fund

Investment Income
Income distribution from Underlying Funds	$11		$1,911

Expenses
Advisory fees	—	**	132
Administrative fees	—	**	33
Custodian fees	10		23
Transfer agent fees	—	**	3
Professional fees	22		31
Trustees’ fees	—	**	1
Printing fees	3		11
Miscellaneous	7		13

Expenses before reductions	42		247
Expense reductions	(42)		(180)

Net expenses	—	**	67

Net investment income (loss)	11		1,844

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	—		(308)
Capital gain distributions from Underlying Funds	5		504

Net realized gain (loss)	5		196
Net change in unrealized appreciation (depreciation) on investments	(14)		(2,125)

Net realized and unrealized gain (loss)	(9)		(1,929)

Net Increase (Decrease) in Net Assets from Operations	$2		$(85)

*	For the period May 3, 2011 (commencement of operations) to December 31, 2011.
**	Less than $500.

See accompanying notes which are an integral part of the financial statements.

44	Statements of Operations

Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

$4,592	$2,219	$544

373	209	60
93	52	15
22	23	23
8	5	1
38	32	28
4	2	1
30	19	7
16	14	12

584	356	147
(402)	(251)	(117)

182	105	30

4,410	2,114	514

(401)	(414)	(179)
1,262	452	88

861	38	(91)
(10,967)	(7,848)	(2,499)

(10,106)	(7,810)	(2,590)

$(5,696)	$(5,696)	$(2,076)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	45

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Changes in Net Assets — For the Periods Ended December 31,

	Conservative Strategy Fund	Moderate Strategy Fund
Amounts in thousands	2011*	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$11	$1,844	$1,990
Net realized gain (loss)	5	196	(343)
Net change in unrealized appreciation (depreciation)	(14)	(2,125)	3,733

Net increase (decrease) in net assets from operations	2	(85)	5,380

Distributions
From net investment income	(11)	(1,745)	(2,054)
From return of capital	—	—	(74)

Net decrease in net assets from distributions	(11)	(1,745)	(2,128)

Share Transactions
Net increase (decrease) in net assets from share transactions	983	22,313	15,650

Total Net Increase (Decrease) in Net Assets	974	20,483	18,902

Net Assets
Beginning of period	—	54,573	35,671

End of period	$974	$75,056	$54,573

Undistributed (overdistributed) net investment income included in net assets	$—	$100	$—

*	For the period May 3, 2011 (commencement of operations) to December 31, 2011.

See accompanying notes which are an integral part of the financial statements.

46	Statements of Changes in Net Assets

Balanced Strategy Fund		Growth Strategy Fund		Equity Growth Strategy Fund
2011	2010	2011	2010	2011	2010

$4,410	$4,694	$2,114	$2,079	$514	$439
861	(3,974)	38	(4,197)	(91)	(1,885)
(10,967)	16,989	(7,848)	13,165	(2,499)	4,841

(5,696)	17,709	(5,696)	11,047	(2,076)	3,395

(4,238)	(4,867)	(2,051)	(2,140)	(473)	(480)
—	(284)	—	(131)	—	(198)

(4,238)	(5,151)	(2,051)	(2,271)	(473)	(678)

53,881	39,379	28,634	20,310	6,578	4,042

43,947	51,937	20,887	29,086	4,029	6,759

157,122	105,185	90,592	61,506	26,816	20,057

$201,069	$157,122	$111,479	$90,592	$30,845	$26,816

$172	$—	$64	$—	$41	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	47

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Return of Capital
Conservative Strategy Fund
December 31, 2011(1)	10.00	.29	(.49)	(.20)	(.21)	— (g)	—
Moderate Strategy Fund
December 31, 2011	9.64	.27	(.26)	.01	(.24)	—	—
December 31, 2010	8.95	.42	.69	1.11	(.41)	—	(.01)
December 31, 2009	7.67	.36	1.34	1.70	(.37)	(.05)	—
December 31, 2008	9.99	.33	(2.32)	(1.99)	(.23)	(.10)	—
December 31, 2007(2)	10.00	.46	(.11)	.35	(.36)	— (g)	—
Balanced Strategy Fund
December 31, 2011	9.07	.21	(.42)	(.21)	(.20)	—	—
December 31, 2010	8.25	.31	.84	1.15	(.31)	—	(.02)
December 31, 2009	6.80	.26	1.47	1.73	(.24)	(.04)	—
December 31, 2008	9.93	.23	(2.88)	(2.65)	(.21)	(.27)	—
December 31, 2007(2)	10.00	.47	(.20)	.27	(.34)	— (g)	—
Growth Strategy Fund
December 31, 2011	8.57	.17	(.57)	(.40)	(.16)	—	—
December 31, 2010	7.66	.23	.91	1.14	(.22)	—	(.01)
December 31, 2009	6.11	.19	1.56	1.75	(.17)	(.03)	—
December 31, 2008	9.90	.15	(3.46)	(3.31)	(.14)	(.34)	—
December 31, 2007(2)	10.00	.45	(.24)	.21	(.31)	—	—
Equity Growth Strategy Fund
December 31, 2011	7.82	.13	(.61)	(.48)	(.12)	—	—
December 31, 2010	6.98	.14	.91	1.05	(.15)	—	(.06)
December 31, 2009	5.42	.12	1.56	1.68	(.09)	(.03)	—
December 31, 2008	9.83	.07	(3.92)	(3.85)	(.05)	(.51)	—
December 31, 2007(2)	10.00	.50	(.38)	.12	(.29)	—	—

See accompanying notes which are an integral part of the financial statements.

48	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)(h)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(f)	% Ratio of Net Investment Income to Average Net Assets(c)(f)	% Portfolio Turnover Rate(c)

(.21)	9.59	(1.96)	974	18.39	.10	3.10	5

(.24)	9.41	.12	75,056	.38	.10	2.80	10
(.42)	9.64	12.62	54,573	.44	.10	4.56	45
(.42)	8.95	23.09	35,671	.48	.10	4.40	21
(.33)	7.67	(20.39)	19,308	.53	.11	3.77	39
(.36)	9.99	3.54	8,654	2.01	.11	5.37	24

(.20)	8.66	(2.40)	201,069	.31	.10	2.36	8
(.33)	9.07	14.06	157,122	.36	.10	3.67	23
(.28)	8.25	26.23	105,185	.35	.09	3.62	8
(.48)	6.80	(27.70)	60,158	.35	.08	2.75	16
(.34)	9.93	2.73	35,697	.74	.08	5.37	11

(.16)	8.01	(4.73)	111,479	.34	.10	2.02	10
(.23)	8.57	15.06	90,592	.39	.10	2.88	29
(.20)	7.66	29.43	61,506	.40	.09	2.80	6
(.48)	6.11	(34.73)	34,742	.40	.04	1.85	10
(.31)	9.90	2.13	27,390	.84	.04	5.05	3

(.12)	7.22	(6.22)	30,845	.49	.10	1.72	15
(.21)	7.82	15.09	26,816	.53	.10	1.89	42
(.12)	6.98	31.79	20,057	.59	.08	2.02	21
(.56)	5.42	(41.18)	12,613	.58	.04	.87	24
(.29)	9.83	1.25	13,006	1.36	.04	5.59	6

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	49

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights – December 31, 2011

(1)	For the period May 3, 2011 (commencement of operations) to December 31, 2011.
(2)	For the period May 1, 2007 (commencement of operations) to December 31, 2007.
(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and reimbursed by Russell Investment Management Company (“RIMCo”) and Russell Fund Services Company (“RFSC”).
(g)	Less than $.01 per share.
(h)	The total return does not reflect any Insurance Company Separate Account or Policy Charges.

See accompanying notes which are an integral part of the financial statements.

50	Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2011

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with 10 different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operated as a Massachusetts business trust under an Amended and Restated Master Trust Agreement dated October 1, 2008 (“Master Trust Agreement”) as amended. The Investment Company’s Master Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

The Funds seek to achieve their objective by investing in a combination of Russell Investment Company (“RIC”) Funds and other of the Investment Company’s Funds (together, the “Underlying Funds”) as set forth in the table below. Russell Investment Management Company (“RIMCo”) the Funds’ investment adviser, may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest from time to time based on capital markets research or on factors such as RIMCo’s outlook for the economy, financial markets generally and/or relative market valuation of the asset classes represented by each Underlying Fund. Modifications in the allocations to the Underlying Funds are typically based on strategic, long-term allocation decisions. A Fund’s actual allocation may vary from the target strategic asset allocation at any point in time (1) due to market movements, (2) by up to +/- 3% at the equities, fixed income or real asset category level based on RIMCo’s assessment of relative market valuation of the asset classes represented by each Underlying Fund, (3) due to the implementation over a period of time of a change to the target strategic asset allocation including the addition of a new Underlying Fund. There may be no changes in the asset allocation or to the Underlying Funds in a given year or such changes may be made one or more times in a year. In the future, the Funds may also invest in other Underlying Funds that pursue investment strategies not pursued by the current Underlying Funds or represent asset classes which are not currently represented by the Underlying Funds.

	Asset Allocation Targets as of May 1, 2011*
Underlying Funds	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
Domestic Equity Funds
RIF Aggressive Equity Fund	0%	0-7%	0-9%	1-11%	2-12%
RIF Multi-Style Equity Fund	0-8	0-10	5-15	7-17	10-20
RIC Russell U.S. Quantitative Equity Fund Class Y	0-8	1-11	4-14	6-16	9-19
Fixed Income Funds
RIF Core Bond Fund	33-43	31-41	30-40	10-20	0
RIC Russell Global Opportunistic Credit Fund Class Y	0-7	0-7	0-8	0-9	0-10
RIC Russell Investment Grade Bond Fund Class Y	15-25	15-25	0	0	0
RIC Russell Short Duration Bond Fund Class Y	13-23	0	0	0	0
International Equity Funds
RIF Non-U.S. Fund	0-10	4-14	10-20	14-24	18-28
RIC Russell Emerging Markets Fund Class Y	0	0-8	0-9	0-10	2-12
RIC Russell Global Equity Fund Class Y	0-10	3-13	5-15	9-19	9-19
Real Asset Funds
RIF Global Real Estate Securities Fund	0-7	0-8	0-8	0-9	0-10
RIC Russell Commodity Strategies Fund Class Y	0-7	0-8	0-9	1-11	1-11
RIC Russell Global Infrastructure Fund Class Y	0-7	0-8	0-8	0-9	0-9

*	Prospectus dated May 1, 2011, as supplemented through December 20, 2011.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

Notes to Financial Statements	51

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

Fair value of securities is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. To increase consistency and comparability in fair value measurement, the fair value hierarchy was established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, (e.g., the risk inherent in a particular valuation technique, such as a pricing model or the risks inherent in the inputs to a particular valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices (unadjusted) in active markets for identical investments.

Level 2 — other significant observable inputs including quoted market prices in non-active markets or prices derived from market data.

Level 3 — significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments.

The levels associated with valuing the Funds’ investments for the period ended December 31, 2011 were Level 1 for all Funds.

Investment Transactions

Investment transactions are reflected as of the trade date for financial reporting purposes. This may cause the net asset value stated in the financial statements to be different from the net asset value at which shareholders may transact. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

Each Fund qualifies as a regulated investment company and distributes all of its taxable income and capital gains. Therefore, no federal income tax provision was required for the Funds.

Each Fund files a U. S. tax return. At December 31, 2011, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2008 through December 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds comply with the authoritative guidance for uncertainty in income taxes which requires management to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the relevant taxing authority. Management determined that no accruals need to be made in the financial statements due to uncertain tax positions. Management continually reviews and adjusts its liability for income taxes based on analyses of tax laws and regulations, as well as their interpretations, and other relevant factors.

Dividends and Distributions to Shareholders

Income dividends, capital gain distributions and return of capital, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

52	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from U.S. GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and U.S. GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Underlying Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Underlying Funds have unsettled or open transactions will default. The potential loss could exceed the value of the relevant assets recorded in the Underlying Funds’ financial statements (the “Assets”). The Assets, which potentially expose the Underlying Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Underlying Funds’ exposure to credit and counterparty risks with respect to the Assets approximates their carrying value as recorded in the Underlying Funds’ Statements of Assets and Liabilities.

3.	Investment Transactions

Securities

During the period ended December 31, 2011, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

	Purchases	Sales

Conservative Strategy Fund	$1,034,556	$23,423
Moderate Strategy Fund	29,811,754	6,889,353
Balanced Strategy Fund	70,048,238	14,706,572
Growth Strategy Fund	39,523,629	10,360,955
Equity Growth Strategy Fund	11,311,548	4,603,537

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo advises the Funds and Russell Fund Services Company (“RFSC”) is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The advisory fee of 0.20% and administrative fee of 0.05% are based upon the average daily net assets of the Funds and are payable monthly. The following shows the total amount of each of these fees paid by the Funds for the period ended December 31, 2011.

	Advisory	Administrative

Conservative Strategy Fund	$460	$115
Moderate Strategy Fund	131,825	32,956
Balanced Strategy Fund	373,168	93,292
Growth Strategy Fund	208,887	52,222
Equity Growth Strategy Fund	59,808	14,952

Notes to Financial Statements	53

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of its 0.20% advisory fee and then reimburse each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.10% of the average daily net assets of the Fund on an annual basis. Direct Fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest, including the Underlying Funds, which are borne indirectly by the Funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

As of December 31, 2011, RIMCo waived/reimbursed the following expenses:

	Waiver	Reimbursement	Total

Conservative Strategy Fund	$460	$41,553	$42,013
Moderate Strategy Fund	131,825	48,515	180,340
Balanced Strategy Fund	373,168	28,566	401,734
Growth Strategy Fund	208,887	41,858	250,745
Equity Growth Strategy Fund	59,808	57,664	117,472

RIMCo and RFSC do not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee based upon the average daily net assets of the Funds for transfer agency and dividend disbursing services. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assist in providing these services. Total fees paid for the Funds presented herein for the period ended December 31, 2011 were as follows:

Amount

Conservative Strategy Fund	$10
Moderate Strategy Fund	2,900
Balanced Strategy Fund	8,210
Growth Strategy Fund	4,596
Equity Growth Strategy Fund	1,316

Distributor

Russell Financial Services, Inc. (the “Distributor”), a wholly-owned subsidiary of RIMCo, is the distributor for the Investment Company pursuant to a Distribution Agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2011 were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Advisory fees	$8,509	$3,210	$26,399	$10,019	$—
Administration fees	42	3,159	130	2,378	1,301
Transfer agent fees	3	280	754	418	117
Trustee fees	73	66	203	118	36

	$8,627	$6,715	$27,486	$12,933	$1,454

Board of Trustees

The Russell Fund Complex consists of Russell Investment Company, which has 36 funds, and RIF, which has 10 funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $75,000 per year, $6,500 for each regularly scheduled meeting attended in person (effective January 1, 2012, $7,000), $2,500 (effective January 1, 2012, $3,500) for each special meeting and the Annual 38a-1 meeting attended in person, and for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending regularly scheduled and special meetings by phone instead of receiving the full fee had the member attended in person (except for telephonic meetings called pursuant to the Funds’ valuation and pricing procedures) and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out-of-pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $15,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $75,000.

54	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

Transactions with Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or which the Fund controls, is controlled by or is under common control. Transactions during the period ended December 31, 2011, with Underlying Funds which are, or were, an affiliated company are as follows:

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Conservative Strategy Fund
RIF Multi-Style Equity Fund	$30	$30	$—	$—	$—	$—
RIC Russell U.S. Quantitative Equity Fund	30	30	—	—	—	—
RIF Core Bond Fund	381	395	11	—	4	4
RIC Russell Global Opportunistic Credit Fund	20	21	—	—	1	—
RIC Russell Investment Grade Bond Fund	200	207	6	—	3	1
RIC Russell Short Duration Bond Fund	180	184	5	—	1	—
RIF Non-U.S. Fund	48	53	1	—	—	—
RIC Russell Global Equity Fund	49	52	—	—	1	—
RIF Global Real Estate Securities Fund	20	21	—	—	—	—
RIC Russell Commodity Strategies Fund	19	22	—	—	1	—
RIC Russell Global Infrastructure Fund	20	20	—	—	—	—

	$997	$1,035	$23	$—	$11	$5

Moderate Strategy Fund
RIF Aggressive Equity Fund	$1,506	$645	$189	$(10)	$7	$—
RIF Multi-Style Equity Fund	3,772	2,136	1,008	(54)	34	—
RIC Russell U.S. Quantitative Equity Fund	4,533	1,523	411	(12)	49	—
RIF Core Bond Fund	26,965	9,758	2,340	(56)	856	355
RIC Russell Global Opportunistic Credit Fund	1,499	529	75	—	95	—
RIC Russell Investment Grade Bond Fund	15,001	4,731	947	(34)	471	57
RIF Non-U.S. Fund	6,777	3,428	735	(62)	96	—
RIC Russell Emerging Markets Fund	2,236	1,346	295	(22)	39	91
RIC Russell Global Equity Fund	6,017	2,680	508	(31)	66	—
RIF Global Real Estate Securities Fund	2,265	1,015	245	(16)	44	—
RIC Russell Commodity Strategies Fund	2,226	1,145	244	(1)	97	—
RIC Russell Global Infrastructure Fund	2,274	876	200	(10)	57	1

	$75,071	$29,812	$7,197	$(308)	$1,911	$504

Balanced Strategy Fund
RIF Aggressive Equity Fund	$8,071	$2,371	$261	$(17)	$39	$—
RIF Multi-Style Equity Fund	20,485	8,416	2,964	(146)	191	—
RIC Russell U.S. Quantitative Equity Fund	18,146	3,936	341	(9)	202	—
RIF Core Bond Fund	70,434	25,395	9,723	(139)	2,352	938
RIC Russell Global Opportunistic Credit Fund	6,038	1,933	408	(1)	383	—
RIF Non-U.S. Fund	29,966	11,146	407	(54)	444	—
RIC Russell Emerging Markets Fund	7,934	3,629	174	(6)	138	322
RIC Russell Global Equity Fund	19,990	6,528	184	(6)	218	—
RIF Global Real Estate Securities Fund	6,044	1,896	74	(3)	124	—
RIC Russell Commodity Strategies Fund	7,932	3,158	464	(16)	342	—
RIC Russell Global Infrastructure Fund	6,068	1,640	108	(4)	159	2

	$201,108	$70,048	$15,108	$(401)	$4,592	$1,262

Growth Strategy Fund
RIF Aggressive Equity Fund	$6,668	$2,033	$550	$(47)	$32	$—
RIF Multi-Style Equity Fund	13,367	5,723	2,803	(135)	129	—
RIC Russell U.S. Quantitative Equity Fund	12,247	2,467	488	(15)	137	—
RIF Core Bond Fund	16,734	7,497	4,305	(30)	551	224
RIC Russell Global Opportunistic Credit Fund	4,466	1,386	399	(2)	283	—
RIF Non-U.S. Fund	21,237	7,840	825	(134)	321	—
RIC Russell Emerging Markets Fund	5,565	2,476	170	(8)	97	226
RIC Russell Global Equity Fund	15,605	4,836	320	(29)	171	—
RIF Global Real Estate Securities Fund	4,455	1,301	112	(2)	93	—
RIC Russell Commodity Strategies Fund	6,685	2,861	683	(9)	288	—
RIC Russell Global Infrastructure Fund	4,476	1,104	120	(3)	117	2

	$111,505	$39,524	$10,775	$(414)	$2,219	$452

Notes to Financial Statements	55

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Equity Growth Strategy Fund
RIF Aggressive Equity Fund	$2,160	$734	$364	$(25)	$11	$—
RIF Multi-Style Equity Fund	4,629	1,252	520	(27)	43	—
RIC Russell U.S. Quantitative Equity Fund	4,333	1,046	591	(24)	49	—
RIC Russell Global Opportunistic Credit Fund	1,540	770	528	—	97	—
RIF Non-U.S. Fund	7,095	2,843	893	(50)	113	—
RIC Russell Emerging Markets Fund	2,147	1,164	413	(18)	37	87
RIC Russell Global Equity Fund	4,318	1,416	407	(16)	47	—
RIF Global Real Estate Securities Fund	1,548	583	255	(9)	34	—
RIC Russell Commodity Strategies Fund	1,843	1,100	609	(3)	80	—
RIC Russell Global Infrastructure Fund	1,242	404	203	(7)	33	1

	$30,855	$11,312	$4,783	$(179)	$544	$88

5.	Federal Income Taxes

At December 31, 2011, the following Funds had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. For the fiscal year ending December 31, 2011, the Funds had no short-term or long-term capital losses which may be carried forward indefinitely. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2017	12/31/2018	Totals

Balanced Strategy Fund	$—	$442,086	$442,086
Growth Strategy Fund	—	1,435,649	1,435,649
Equity Growth Strategy Fund	215,835	720,380	936,215

At December 31, 2011, the cost of investments and net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Conservative Strategy Fund	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments	$1,011,159	$75,256,410	$204,335,779	$115,871,951	$33,815,960

Unrealized Appreciation	$174	$(206,474)	$(7,316,690)	$(55,959,381)	$(4,448,067)
Unrealized Depreciation	(14,660)	21,370	4,088,999	51,591,971	1,487,041

Net Unrealized Appreciation (Depreciation)	$(14,486)	$(185,104)	$(3,227,691)	$(4,367,410)	$(2,961,026)

Undistributed Ordinary Income	$6	$99,565	$171,504	$63,623	$41,014
Undistributed Long-Term Capital Gains (Capital Loss Carryforward)	$4,974	$420,475	(442,086)	$(1,435,649)	$(936,215)
Tax Composition of Distributions
Ordinary Income	$10,755	$1,743,909	$4,237,869	$2,051,021	$473,249
Tax-Exempt Income	$—	$—	$—	$—	$—
Long-Term Capital Gains	$—	$—	$—	$—	$—
Distributions in Excess	$—	$—	$—	$—	$—
Tax Return of Capital	$—	$—	$—	$—	$—

As permitted by tax regulations, the Funds intend to defer a net realized capital loss incurred from November 1, 2011 to December 31, 2011, and treat it as arising in the fiscal year 2012. As of December 31, 2011, the Funds had realized capital losses as follows:

Fund

Moderate Strategy Fund	$4,281
Balanced Strategy Fund	36,024
Growth Strategy Fund	70,848
Equity Growth Strategy Fund	7,559

56	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2011 and December 31, 2010 were as follows:

	2011
Conservative Strategy Fund(1)	Shares	Dollars

Proceeds from shares sold	101	$973
Proceeds from reinvestment of distributions	1	10
Payments for shares redeemed	—	—

Total increase (decrease)	102	$983

	2011		2010
Moderate Strategy Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	2,646	$25,578	2,236	$20,764
Proceeds from reinvestment of distributions	183	1,744	226	2,128
Payments for shares redeemed	(518)	(5,009)	(784)	(7,242)

Total increase (decrease)	2,311	$22,313	1,678	$15,650

	2011		2010
Balanced Strategy Fund	Dollars	Shares	Shares	Dollars
Proceeds from shares sold	6,359	$58,019	4,844	$41,538
Proceeds from reinvestment of distributions	477	4,238	586	5,151
Payments for shares redeemed	(941)	(8,376)	(861)	(7,310)

Total increase (decrease)	5,895	$53,881	4,569	$39,379

	2011		2010
Growth Strategy Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	3,807	$32,607	2,715	$21,639
Proceeds from reinvestment of distributions	249	2,050	274	2,271
Payments for shares redeemed	(702)	(6,023)	(454)	(3,600)

Total increase (decrease)	3,354	$28,634	2,535	$20,310

	2011		2010
Equity Growth Strategy Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	1,436	$11,225	1,155	$8,348
Proceeds from reinvestment of distributions	64	473	89	678
Payments for shares redeemed	(655)	(5,120)	(689)	(4,984)

Total increase (decrease)	845	$6,578	555	$4,042

(1)	For the period May 2, 2011 (date of first issue) to December 31, 2011.

7.	Interfund Lending Program

The Funds have been granted permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC funds. A RIC lending fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC lending fund. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC lending fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2011, the Funds did not borrow or loan through the interfund lending program.

Notes to Financial Statements	57

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2011

8.	Record Ownership

As of December 31, 2011, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund.

	# of Shareholders	%

Conservative Strategy Fund	2	100.0
Moderate Strategy Fund	1	97 .3
Balanced Strategy Fund	1	95 .7
Growth Strategy Fund	1	94 .5
Equity Growth Strategy Fund	1	93 .0

9.	Subsequent Events

Management has evaluated the events and/or transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustments to the financial statements or additional disclosures.

58	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (five of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2011, and the results of each of their operations, the changes in each of their net assets for the periods then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Seattle, Washington

February 15, 2012

Report of Independent Registered Public Accounting Firm	59

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Tax Information — December 31, 2011 (Unaudited)

For the tax year ended December 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Conservative Strategy Fund	5.1%
Moderate Strategy Fund	8.5%
Balanced Strategy Fund	14.7%
Growth Strategy Fund	21.7%
Equity Growth Strategy Fund	30.7%

Please consult a tax adviser for any questions about federal or state income tax laws.

60	Tax Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts — (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) in which the Funds invest (the “Underlying Funds”) at a meeting held in person on April 19, 2011 (the “Agreement Evaluation Meeting”). During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, management of the Funds and the Underlying Funds by RIMCo and compliance with applicable regulatory requirements. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds not managed by RIMCo, believed by the provider to be generally comparable in investment objectives to the Funds and the Underlying Funds. In the case of each Fund, its other peer funds are collectively hereinafter referred to as the Fund’s “Comparable Funds,” and, with the Fund, such Comparable Funds are collectively hereinafter referred to as the Fund’s “Performance Universe” in the case of performance comparisons and the Fund’s “Expense Universe” in the case of operating expense comparisons. In the case of certain Funds, the Third-Party Information reflected changes in the Comparable Funds requested by RIMCo, which changes were noted in the Third-Party Information. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Evaluation Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds and Underlying Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts, and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 11, 2011, the Independent Trustees in preparation for the Agreement Evaluation Meeting met by conference telephone call to review Agreement Evaluation Information received to that date in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present and, on the basis of that review, requested additional Agreement Evaluation Information. At the Agreement Evaluation Meeting, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and Underlying Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in executive session with their independent counsel to consider additional Agreement Evaluation Information received from RIMCo and management at the Agreement Evaluation Meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered RIMCo’s advice that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of one Underlying Fund’s assets employing a “select holdings strategy,” as described below. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk-aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Underlying Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in

Basis for Approval of Investment Advisory Contracts	61

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Fund’s investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund. The Board further considered that Fund investors in pursuing their investment goals and objectives likely purchased their shares on the basis of this information and RIMCo’s reputation for and performance record in managing the Underlying Funds’ manager-of-managers structure.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Fund or the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo (the “Advisory Fee”) and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent or cash management fees and fees received for management of securities lending cash collateral, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

In evaluating the nature, scope and overall quality of the investment management and other services provided and which are expected to be provided to the Funds, including Fund portfolio management services, the Board inquired as to the continuing impact on the Funds’ operations of significant changes in RIMCo’s senior management and other personnel providing services to the Funds during 2009 and 2010 and to the date of the Agreement Evaluation Meeting and the relocation of the Russell organization’s headquarters. At the Agreement Evaluation Meeting, senior representatives of RIMCo discussed these changes with the Board and assured the Board that such changes have not resulted in any diminution in the nature, scope or quality of the services provided to the Funds or the Underlying Funds. The Board also discussed the impact of such changes on the compliance programs of the Funds, the Underlying Funds and RIMCo with the Funds’ Chief Compliance Officer (the “CCO”) and received assurances from the CCO that such changes have not resulted in any diminution in the scope and quality of the compliance programs of the Funds or the Underlying Funds.

62	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly manages a portion — up to 10% — of the assets of the RIF Multi-Style Equity Fund (the “Participating Underlying Fund”) utilizing a select holdings strategy, the actual allocation being determined by the Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Underlying Fund. The Board considered that the select holdings strategy initially was utilized for two other mutual funds under the management of RIMCo but did not achieve the objectives anticipated by RIMCo in respect of such funds and therefore was discontinued. Against this background, the Board reviewed the results of the select holdings strategy in respect of the Participating Underlying Fund during the past year. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ Advisory Fees in light of Fund and Underlying Fund performance, the Board considered that, in the Agreement Evaluation Information and at past meetings, RIMCo noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than their Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Underlying Funds than that of some of their Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Underlying Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time, although Fund results in 2008 and early 2009 generally did not reflect uniform success in achieving lesser volatility.

In discussing the Advisory Fees for the Underlying Funds generally, RIMCo noted, among other things, that its Advisory Fees for Underlying Funds encompass services that may not be provided by investment advisers to the Underlying Funds’ Comparable Funds, such as cash equitization and management of portfolio transition costs when Money Managers are added, terminated or replaced. RIMCo also observed that its “margins” in providing investment advisory services to the Underlying Funds tend to be lower than competitors’ margins because of the demands and complexities of managing the Underlying Funds’ manager-of-managers structure, including RIMCo’s payment of a significant portion of the Underlying Funds’ Advisory Fees to their Money Managers.

The Board noted RIMCo’s advice that the services provided to the Funds and the Underlying Funds pursuant to the RIMCo Agreement do not encompass cash management services and considered RIMCo’s belief that its Advisory Fees nevertheless are reasonable. The Board also noted that the uninvested cash of the Underlying Funds is “swept” into a pooled investment vehicle maintained by RIMCo and that RIMCo receives a separate investment advisory fee from that investment vehicle to manage its investment portfolio. The Board considered and relied upon views expressed by RIMCo and counsel to the Funds and the Underlying Funds at the Agreement Evaluation Meeting and prior meetings regarding the appropriateness and permissibility of the separate advisory fees received by RIMCo from the investment vehicle and further considered that such fees, while being accrued on the books of the investment vehicle, are not being distributed to RIMCo pending resolution of certain issues raised by regulators.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the Advisory Fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the Advisory Fee for each Fund or Underlying Fund appropriately reflected any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds.

The Board considered, as a general matter, that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision, including the Underlying Funds, are lower, and, in some cases, may be substantially lower, than the rates paid by the funds supervised by the Board, including the Funds. The Trustees considered the differences in the nature and scope of services RIMCo provides to institutional clients and the funds under its supervision, including the Underlying Funds. RIMCo explained, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo also noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. In addition, RIMCo noted that the Funds are subject to

Basis for Approval of Investment Advisory Contracts	63

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

heightened regulatory requirements relative to institutional clients. The Board noted that RIMCo provides office space and facilities to the Funds and Underlying Funds and all of the Funds’ and Underlying Funds’ officers. Accordingly, the Trustees concluded that the services provided to the Funds and Underlying Funds are sufficiently different from the services provided to the other clients that comparisons are not probative and should not be given significant weight.

With respect to the Funds’ Advisory Fees, the Third-Party Information showed that the Advisory fee for each Fund, on a contractual basis, was ranked in the fourth quintile of its Expense Universe but was ranked in the first quintile of its Expense Universe an actual basis (i.e., giving effect to any voluntary fee waivers implemented by RIMCo and the advisers to such Fund’s Comparable Funds). The comparisons were based upon the latest fiscal years for the Expense Universe funds. In assessing the Funds’ Advisory Fees, the Board focused on actual Advisory Fees.

With respect to the Funds’ total expenses, the Third-Party Information showed that, with the exception of the Equity Growth Strategy Fund, each of the Funds had total expenses which were ranked at least in the third quintile of its Expense Universe. In these rankings, the first quintile represents funds with the lowest total expenses among the Expense Universe Funds and the fifth quintile represents funds with the highest total expenses among the Expense Universe Funds. The Board considered RIMCo’ advice with respect to the Equity Growth Strategy Fund that its total expenses were within 5 basis points of the third quintile of its Expense Universe.

On the basis of the Agreement Evaluation Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years, or presented at or in connection with the Agreement Evaluation Meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to any applicable waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the Advisory Fee charged by RIMCo was reasonable in light of the nature, scope and overall quality of the investment management and other services provided, and expected to be provided, to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; (4) other benefits and fees received by RIMCo or its affiliates from the Funds or Underlying Funds were not excessive; and (5) RIMCo’s profitability with respect to the Funds and each Underlying Fund was not excessive in light of the nature, scope and overall quality of the investment management and other services provided by RIMCo.

In evaluating the performance of the Funds and Underlying Funds generally relative to their Comparable Funds, the Board, in addition to factors discussed above, also considered RIMCo’s advice that many of the Underlying Funds’ Comparable Funds do not “equitize” their cash (i.e., cash awaiting investment or disbursement to satisfy redemptions or other fund obligations) and may hold large cash positions uninvested in their investment portfolios. By contrast, the Underlying Funds generally follow a strategy of equitizing their cash and fully investing their assets in pursuit of their investment objectives (the Underlying Funds’ strategy of equitizing cash and fully investing their assets is hereinafter referred to as their “full investment strategy”). RIMCo noted that the Underlying Funds’ full investment strategy generally will detract from their relative performance, and therefore the relative performance of the Funds, in a declining market, such as 2008, but may enhance relative performance in a rising market, such as 2009 and 2010.

The Board concluded that, under the circumstances, the performance of each of the Funds was consistent with continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and performance relative to appropriate benchmarks and indices in addition to such Fund’s performance relative to its Comparable Funds. In assessing the Funds’ performance relative to their Comparable Funds or benchmarks or in absolute terms, the Board also considered RIMCo’s stated investment strategy of managing the Underlying Funds in a risk-aware manner and the extraordinary capital market conditions during 2008 and early 2009.

After considering the foregoing and other relevant factors and, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of each Fund and its respective shareholders and voted to approve the continuation of the RIMCo Agreement.

At the Agreement Evaluation Meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. The Board received reports during the course of the year from the CCO regarding each Money Manager’s compliance program. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its

64	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued — (Unaudited)

evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the Advisory Fee paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the Agreement Evaluation Information and other information received from RIMCo in support of its recommendations at the Agreement Evaluation Meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of such Underlying Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 24, 2011, to effect a money manager change for the RIC Russell Commodity Strategies Fund; and (2) at a meeting held on December 6, 2011 to effect a money manager change for the RIC Russell Investment Grade Bond Fund and RIF Multi-Style Equity Fund. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Underlying Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 19, 2011 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Underlying Fund, and the fact that the aggregate investment advisory fees paid by the Underlying Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	65

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2011 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Underlying Funds may be invested. RIMCo has established a proxy voting committee and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI and information regarding how the Underlying Funds voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, 2011 are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Funds’ prospectuses and annual and semi-annual reports. Please contact your Insurance Company for further details.

66	Shareholder Requests for Additional Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2011 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 36 funds, and Russell Investment Funds (“RIF”), which has 10 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers. Furthermore, each Trustee possesses the following specific attributes: Mr. Alston has business, financial and investment experience as a senior executive of an international real estate firm and is trained as a lawyer; Ms. Blake has had experience as a certified public accountant and has had experience as a member of boards of directors/trustees of other investment companies; Mr. Connealy has had experience with other investment companies and their investment advisers first as a partner in the investment management practice of PricewaterhouseCoopers LLP and, subsequently, as the senior financial executive of two other investment organizations sponsoring and managing investment companies, and has been determined by the Board to be an “audit committee financial expert,” as explained below; Mr. Fine has had financial, business and investment experience as a senior executive of a non-profit organization and previously, as a senior executive of a large regional financial services organization with management responsibility for such activities as investments, asset management and securities brokerage; Mr. Tennison has had business, financial and investment experience as a senior executive of a corporation with international activities and was trained as an accountant; Mr. Thompson has had experience in business, governance, investment and financial reporting matters as a senior executive of an organization sponsoring and managing other investment companies, and, subsequently, has served as a board member of other investment companies; and Ms. Weston has had experience as a tax and corporate lawyer, has served as general counsel of several corporations and has served as a director of another investment company. Ms. Cavanaugh, the only interested trustee, has had experience with other financial services companies, including companies engaged in the sponsorship, management and distribution of investment companies. As a senior officer of the Funds, the Adviser and various affiliates of the Adviser providing services to the Funds, Ms. Cavanaugh is in a position to provide the Board with such parties’ perspectives on the management, operations and distribution of the Funds.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INTERESTED TRUSTEES
# Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010 Trustee since 2010	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank • 2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/ Washington Mutual, Inc. • 1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services	46	None

#	Ms. Cavanaugh is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.
*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	67

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thaddas L. Alston, Born April 7, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2006 Chairman of the Investment Committee since 2010	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	46	None

Kristianne Blake, Born January 22, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF • Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	46

• Director, Avista Corp (electric utilities);

• Trustee, Principal Investors Funds (investment company);

• Trustee, Principal Variable Contracts Funds (investment company)

• Trustee, WM Group of Funds until 2006 (investment company)

Daniel P. Connealy, Born June 6, 1946 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc.	46	• Director, Gold Banc Corporation until 2006

Jonathan Fine, Born July 8, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

68	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES (continued)
Raymond P. Tennison, Jr., Born December 21, 1955 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	•Vice Chairman of the Board, Simpson Investment Company •Until November 2010, President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	46	None

Jack R. Thompson, Born March 21, 1949 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2005	Appointed until successor is duly elected and qualified	•September 2003 to September 2009, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds •September 2007 to September 2010 Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation (health products company)	46	•Director, Board Chairman and Chairman of the Audit Committee, LifeVantage Corporation until September 2010 (health products company) •Director, Sparx Asia Funds until 2009 (investment company)

Julie W. Weston, Born October 2, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 2002	Appointed until successor is duly elected and qualified	•Retired •Chairperson of the Investment Committee until December 2009	46	None

*	Each Trustee is subject to mandatory retirement at age 72.

Disclosure of Information about Fund Trustees and Officers	69

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
TRUSTEES EMERITUS
** George F. Russell, Jr., Born July 3, 1932 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	46	None

Paul E. Anderson, Born October 15, 1931 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	46	None

**	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

70	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2011 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers, Born December 16, 1966 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Compliance Officer since 2005	Until removed by Independent Trustees

•Chief Compliance Officer, RIC

•Chief Compliance Officer, RIF

•Chief Compliance Officer, RIMCo

•Chief Compliance Officer, RFSC

•Chief Compliance Officer, Russell Exchange Traded Funds Trust

•April 2002-May 2005, Manager, Global Regulatory Policy

Sandra Cavanaugh, Born May 10, 1954 1301 Second Avenue, 18th Floor Seattle, WA 98101	President and Chief Executive Officer since 2010	Until successor is chosen and qualified by Trustees

•President and CEO, RIC and RIF

•Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•Chairman of the Board, President and CEO, RFSC

•Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•May 2009 to December 2009, Executive Vice President, Retail Channel, SunTrust Bank

•2007 to January 2009, Senior Vice President, National Sales — Retail Distribution, JPMorgan Chase/Washington Mutual, Inc.

•1997 to 2007, President — WM Funds Distributor & Shareholder Services/WM Financial Services

Mark E. Swanson, Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•Treasurer, Chief Accounting Officer and CFO, RIC, RIF and Russell Exchange Traded Funds Trust

•Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 1301 Second Avenue, 18th Floor Seattle, WA 98101	Chief Investment Officer since 2008	Until removed by Trustees	•Chief Investment Officer, RIC and RIF •Director, FRC •Chairman of the Board, President and CEO, RIMCo •1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Mary Beth Rhoden, Born April 25, 1969 1301 Second Avenue, 18th Floor Seattle, WA 98101	Secretary since 2010	Until successor is chosen and qualified by Trustees

•1999 to 2010 Assistant Secretary, RIC and RIF

•Associate General Counsel, FRC

•Secretary, RIMCo, RFSC and Russell Financial Services, Inc.

•Secretary and Chief Legal Officer, RIC, RIF and Russell Exchange Traded Funds Trust

Disclosure of Information about Fund Trustees and Officers	71

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

Interested Trustee

Sandra Cavanaugh

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

Officers

Sandra Cavanaugh, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Mary Beth Rhoden, Secretary

Adviser

Russell Investment Management Company

1301 Second Avenue

Seattle, WA 98101

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

1301 Second Avenue

Seattle, WA 98101

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

1301 Second Avenue

Seattle, WA 98101

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

1301 Second Avenue

Seattle, WA 98101

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2011

RIC Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

INTECH Investment Management LLC, West Palm Beach, FL

Jacobs Levy Equity Management Inc., Florham Park, NJ

Numeric Investors LLC, Boston, MA

PanAgora Asset Management Inc., Boston, MA

RIF Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Jacobs Levy Equity Management Inc., Florham Park, NJ

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

RIF Multi-Style Equity Fund

BlackRock Capital Management, Inc., Wilmington, DE

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management Inc., Florham Park, NJ

Suffolk Capital Management LLC, New York, NY

Sustainable Growth Advisers, LP, Stamford, CT.

RIC Russell Global Opportunistic Credit Fund

DDJ Capital Management LLC, Waltham, MA

Oaktree Capital Management, L.P., Los Angeles, CA

Stone Harbor Investment Partners LP, New York, NY

RIC Russell Investment Grade Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Metropolitan West Asset Management LLC, Los Angeles, CA

Neuberger Berman Fixed Income LLC, Chicago, IL

Pacific Investment Management Company LLC, Newport Beach, CA

Western Asset Management Company, Pasadena, CA

Western Asset Management Company Limited, London, England

RIC Russell Short Duration Bond Fund

Logan Circle Partners, L.P., Philadelphia, PA

Pacific Investment Management Company LLC, Newport Beach, CA

RIF Core Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Metropolitan West Asset Management LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

RIC Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Delaware Management Company, a Series of Delaware

Management Business Trust, Philadelphia, PA

Genesis Asset Managers, LLP, Guernsey, Channel Islands

Harding Loevner LP, Somerville, NJ

UBS Global Asset Management (Americas) Inc., New York, NY

Victoria 1522 Investments, LP, San Francisco, CA

72	Adviser, Money Managers and Service Providers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

1301 Second Avenue, Seattle, Washington 98101

(800) 787-7354

RIC Russell Global Equity Fund

GLG Inc., New York, NY

Harris Associates L.P., Chicago, IL

MFS Institutional Advisors Inc., Boston, MA

Sanders Capital, LLC, New York, NY

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price Associates, Inc., Baltimore, MD

RIF Non-U.S. Fund

Barrow, Hanley, Mewhinney & Strauss, LLC, Dallas, TX

Marsico Capital Management, LLC, Denver, CO

MFS Institutional Advisors Inc., Boston, MA

Pzena Investment Management LLC, New York, NY

RIC Russell Commodity Strategies Fund

Credit Suisse Asset Management, LLC, New York, NY

Goldman Sachs Asset Management, L.P., New York, NY

Jefferies Asset Management, LLC, Stamford, CT

* Investments in the Fund are not deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (“MBL”) nor any Macquarie Group company and are subject to investment risk, including loss of income and principal invested and possible delays in payment of redemption proceeds. Neither MBL nor any other member company of the Macquarie Group guarantees the performance of the Fund or the repayment of principal from the Fund or any particular rate of return.

RIC Russell Global Infrastructure Fund

Cohen & Steers Capital Management, Inc., New York, NY

Macquarie Capital Investment LLC, New York, NY*

Nuveen Asset Management, LLC Chicago, IL

RIF Global Real Estate Securities Fund

AEW Capital Management LP, Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY INVESCO Advisers, Inc. which acts as a money manager to the Fund through its INVESCO Real Estate Division, Atlanta, GA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	73

Russell Investment Funds	1301 Second Avenue	800-787-7354
	Seattle, Washington 98101	Fax: 206-505-3495
www.russell.com

36-08-195

Item 2. Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4. Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2010	$181,560
2011	$195,910

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$64,963	Performance of agreed-upon procedures with respect to 06/30/10 semi-annual reports
2011	$72,760	Performance of agreed-upon procedures with respect to 06/30/11 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2010	$68,431	Tax services
2011	$76,530	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010	$0	Overhead/travel
2011	$2,500	Tax Service Fees rendered to Private Limited on International Funds

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for

*

For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2010	$0
2011	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. [Not Applicable]

Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]

Item 10. Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds
By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer

Date:	February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sandra Cavanaugh
Sandra Cavanaugh
Principal Executive Officer and Chief Executive Officer
Date:	February 27, 2012
By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer
Date:	February 27, 2012